                                                                  Ehhibit 10.117

                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG

                            ALLIANCE RESOURCES PLC,

                      ALLIANCE RESOURCES (DELAWARE), INC.

                                      AND

                             LATEX RESOURCES, INC.



                                   * * * * *


                            DATED:  AUGUST 12, 1996

                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----

Recitals ....................................................................  1

Agreement ...................................................................  1

    1. Definitions ..........................................................  1

    2. The Merger ...........................................................  9
           2.1  The Merger ..................................................  9
           2.2  Effective Time ..............................................  9
           2.3  The Certificate of Incorporation ............................  9
           2.4  The Bylaws ..................................................  9
           2.5  Officers and Directors ......................................  9
           2.6  Conversion or Cancellation of LaTex Shares and Newco Shares..  9
           2.7  Payment for LaTex Shares; New Warrants ...................... 11
           2.8  Dissenters' Rights .......................................... 12
           2.9  Transfer of LaTex Shares After the Effective Time ........... 12
           2.10  Approval of the Stockholders and Registration .............. 12
           2.11  Restructuring Option ....................................... 14

    3. The Closing .......................................................... 14
           3.1  Time and Place of Closing ................................... 14
           3.2  Obligations of LaTex at or Prior to the Closing ............. 14
           3.3  Obligations of Alliance and Newco at or Prior to the Closing. 15

    4. Representations, Warranties and Covenants of LaTex ................... 16
           4.1  Corporate Organization ...................................... 16
           4.2  Capitalization .............................................. 16
           4.3  Authority; No Violation ..................................... 17
           4.4  Consents and Approvals ...................................... 17
           4.5  Violations of Laws, Permits, etc. ........................... 18
           4.6  LaTex Financial Statements .................................. 18
           4.7  No Undisclosed Liabilities, etc. ............................ 18
           4.8  Absence of Certain Changes .................................. 18
           4.9  Title to Property; Encumbrances ............................. 19
           4.10 Proceedings Affecting LaTex Interests ....................... 21
           4.11 LaTex Oil and Gas Contracts ................................. 21
           4.12 Operations .................................................. 22
           4.13 No Reversionary Interests ................................... 22
           4.14 Sales and Transportation Agreements ......................... 22
           4.15 Tax Partnerships ............................................ 23
           4.16 Prepayments ................................................. 23

           4.17  Production Sales Contracts ................................ 23
           4.18  Calls ..................................................... 23
           4.19  Reserve Reports ........................................... 23
           4.20  Wells ..................................................... 24
           4.21  No Funds in Suspense ...................................... 24
           4.22  Regulatory Compliance ..................................... 24
           4.23  Physical Condition of Facilities .......................... 24
           4.24  Data Regarding the LaTex Interests ........................ 24
           4.25  Litigation ................................................ 25
           4.26  Tax Returns and Payments .................................. 25
           4.27  Insurance ................................................. 26
           4.28  Bank Accounts ............................................. 26
           4.29  Contracts ................................................. 26
           4.30  Transactions with Interested Persons ...................... 28
           4.31  Compensation and Employee Plans ........................... 28
           4.32  Accounts Receivable; Inventories .......................... 28
           4.33  Brokers, Finders and Advisors ............................. 28
           4.34  Labor Force ............................................... 29
           4.35  Books and Records ......................................... 29
           4.36  Payments .................................................. 29
           4.37  Public Utility Holding Company ............................ 29
           4.38  SEC Filings ............................................... 29
           4.39  Disclosure ................................................ 30

    5. Representations, Warranties and Covenants of Alliance ............... 30
           5.1   Organization, etc. ........................................ 30
           5.2   Capitalization ............................................ 30
           5.3   Authority; No Violation ................................... 31
           5.4   Consents and Approvals .................................... 31
           5.5   Violations of Laws, Permits, etc. ......................... 32
           5.6   Alliance Financial Statements ............................. 32
           5.7   No Undisclosed Liabilities, etc. .......................... 32
           5.8   Absence of Certain Changes ................................ 32
           5.9   Title to Property; Encumbrances ........................... 33
           5.10  Proceedings Affecting the Alliance Interests .............. 35
           5.11  Alliance Oil and Gas Contracts ............................ 35
           5.12  Operations ................................................ 36
           5.13  No Reversionary Interests ................................. 36
           5.14  Sales and Transportation Agreements ....................... 36
           5.15  Tax Partnerships .......................................... 37
           5.16  Prepayments ............................................... 37
           5.17  Production Sales Contracts ................................ 37
           5.18  Calls ..................................................... 37
           5.19  Reserve Reports ........................................... 37
           5.20  Wells ..................................................... 38

           5.21  No Funds in Suspense ...................................... 38
           5.22  Regulatory Compliance ..................................... 38
           5.23  Physical Condition of Facilities .......................... 38
           5.24  Data Regarding the Alliance Interests ..................... 38
           5.25  Litigation ................................................ 39
           5.26  Tax Returns and Payments .................................. 39
           5.27  Insurance ................................................. 40
           5.28  Contracts ................................................. 40
           5.29  Transactions with Interested Persons ...................... 41
           5.30  Compensation and Employee Plans ........................... 42
           5.31  Accounts Receivable; Inventories .......................... 42
           5.32  Brokers, Finders and Advisors ............................. 42
           5.33  Labor Force ............................................... 42
           5.34  Books and Records ......................................... 43
           5.35  Payments .................................................. 43
           5.36  Public Utility Holding Company ............................ 43
           5.37  Exchange Filings .......................................... 43
           5.38  Disclosure ................................................ 43
           5:39  Status of Newco ........................................... 44

    6. Actions of LaTex Prior to the Closing Date .......................... 44
           6.1  Affirmative Covenants ...................................... 44
           6.2  Negative Covenants ......................................... 44
           6.3  Consents ................................................... 44
           6.4  Advice of Changes .......................................... 44
           6.5  Best Efforts ............................................... 44
           6.6  Access to Properties and Records ........................... 45
           6.7  Supply Documents, Reports, etc. ............................ 45
           6.8  Employees .................................................. 45
           6.9  No Solicitation, etc. ...................................... 45

    7. Actions of Alliance and Newco Prior to the Closing Date ............. 46
           7.1  Affirmative Covenants ...................................... 46
           7.2  Negative Covenants ......................................... 46
           7.3  Consents ................................................... 46
           7.4  Advice of Changes .......................................... 46
           7.5  Best Efforts ............................................... 47
           7.6  Access to Properties and Records ........................... 47
           7.7  Supply Documents, Reports, etc. ............................ 47
           7.8  No Solicitation, etc. ...................................... 47

    8. Conditions to Alliance's or Newco's Obligations ..................... 48

    9. Conditions to LaTex's Obligations ................................... 50

    10.  Additional Agreements ............................................. 52
           10.1   Confidentiality .......................................... 52
           10.2   Further Assurances ....................................... 52
           10.3   Resignations ............................................. 52
           10.4   Alliance Directors ....................................... 52
           10.5   Offices .................................................. 52
           10.6   LaTex Personnel .......................................... 52
           10.7   Consulting Agreement ..................................... 52

    11.  Termination, Waiver and Amendment ................................. 53
           11.1   Termination .............................................. 53
           11.2   Manner of Exercise ....................................... 55
           11.3   Effect of Termination .................................... 55

    12.  Miscellaneous ..................................................... 56
           12.1   Survival ................................................. 56
           12.2   Expenses ................................................. 56
           12.3   Press Releases ........................................... 56
           12.4   Binding Effect ........................................... 56
           12.5   Severability ............................................. 56
           12.6   Notices .................................................. 56
           12.7   Entire Agreement ......................................... 57
           12.8   Amendments; Waivers ...................................... 57
           12.9   Headings ................................................. 57
           12.10  Counterparts ............................................. 58
           12.11  Specific Performance ..................................... 58
           12.12  GOVERNING LAW ............................................ 58
           12.13  Schedules ................................................ 58
           12.14  Time of Essence .......................................... 58
           12.15  Best efforts ............................................. 58

                         AGREEMENT AND PLAN OF MERGER
                         ----------------------------

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of August 12, 1996, by and among ALLIANCE RESOURCES PLC, a public limited company incorporated in England and Wales ("Alliance"), ALLIANCE RESOURCES (DELAWARE), INC., a newly formed Delaware corporation ("Newco") and LATEX RESOURCES, INC., a Delaware corporation ("LaTex").

                                    Recitals
                                    --------

     The parties desire to effect a merger on the terms, and subject to the provisions and conditions, of this Agreement.

                                   Agreement
                                   ---------

     NOW, THEREFORE, for and in consideration of the premises and the mutual agreements hereinafter set forth, in accordance with the provisions of applicable law, the parties hereby agree as follows:

     1.  Definitions. As used in this Agreement and the Exhibits, Schedules and
         -----------
documents delivered pursuant to this Agreement, the following terms shall have the following meanings:

          ADEA. "ADEA" means the Age Discrimination in Employment Act, as
          ----
amended, or any successor statute.

          Affiliate. "Affiliate" means an "affiliate" or associate" as those
          ---------
terms are defined in Rule 12b-2 promulgated by the Commission under the Exchange Act.

          Certificate of Merger. "Certificate of Merger" is as defined in
          ---------------------
Section 2.2.
-----------

          Closing. "Closing" means the closing referred to in Section 3.1.
          -------                                             -----------

          Closing Date. The "Closing Date" is the second business day (other
          ------------
than a Saturday, Sunday or legal holiday) following the day on which the conditions to the obligations of the parties set forth in Articles 8 and 9 shall
                                                          ----------     -
have been satisfied or waived, or such other time as shall be set by the parties in writing.

          Code. "Code" means the Internal Revenue Code of 1986, as amended, or
          ----
any successor statute.

          Commission. "Commission" means the Securities and Exchange Commission
          ----------
and/or any other Governmental Entity that administers either the Securities Act or the Exchange Act.

          DGCL. "DGCL" means the Delaware General Corporation Law, as amended,
          ----
or any successor statute.

          Dissenting Shares. "Dissenting Shares" are as defined in Section 2.8.
          -----------------                                        -----------

          Effective Time. "Effective Time" is as defined in Section 2.2.
          --------------                                    -----------

          Encumbrance. An "Encumbrance" is any option, pledge, security
          -----------
interest, lien, charge, encumbrance, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by agreement, understanding, law or otherwise, except those arising under applicable federal or state securities laws.

          ERISA. "ERISA" means the Employee Retirement Income Security Act of
          -----
1974, as amended, or any successor statute.

          Exchange Act. "Exchange Act" means the Securities Exchange Act of
          ------------
1934, as amended, or any successor statute.

          Excluded Entities. "Excluded Entities" means LaTex Resources
          -----------------
International Inc.; Wexford Technology, Inc.; Imperial Petroleum, Inc. and Phoenix Metals, Inc.

          GAAP. "GAAP," with respect to the LaTex Entities, means generally
          ----
accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, in statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, and with respect to the Alliance Entities, means Financial Reporting Standards and Statements of Standard Accounting Practice issued by the Accounting Standards Board and its predecessor which are current as of the date of determination.

          Good and Defensible Title. "Good and defensible title" means such
          -------------------------
title that (i) is deducible of record (or otherwise acceptable to a reasonably prudent title examiner) and free from reasonable doubt to the end that a prudent person engaged in the business of the ownership, development and operation of oil and gas properties with knowledge of all of the facts and appreciation of their legal significance would be willing to accept the same, (il) is free and clear of all Encumbrances, except for Permitted Encumbrances, and (iii) with respect to each Major Oil and Gas Interest of the Alliance Entities or the LaTex Entities, as the case may be, entitles the relevant party or Subsidiary to receive not less than the Net Revenue Interest set forth in Exhibit A-I or A-2
                                                            ------------------
(with respect to the Alliance Entities), and Exhibit B-1 or B-2 (with respect
                                             ------------------
to the LaTex Entities) with respect to all Hydrocarbons produced and attributable to such Major Oil and Gas Interest, and obligates the party or the relevant Subsidiary to pay costs and expenses relating to such Major Oil and Gas Interest in an amount not greater than the Working Interest set forth in Exhibit
                                                                         -------
A-I or A-2 (with respect to the Alliance Entities), and Exhibit B-l or B-2 (with
----------                                              ------------------
respect to the LaTex Entities) with respect to such Major Oil and Gas Interest.

          Governmental Entity. A "Governmental Entity" is any federal, state,
          -------------------
municipal, domestic or foreign court, tribunal, administrative agency, department, commission, board, bureau or other governmental authority or instrumentality.

          Hydrocarbons. "Hydrocarbons" mean oil, gas and/or other liquid and
          ------------
gaseous hydrocarbons or any combination thereof.

          LaTex. "LaTex" means LaTex Resources, Inc., a Delaware Corporation.
          -----
          LaTex Common Shares.  "LaTex Common Shares" means all of the issued
          -------------------
and outstanding common stock of LaTex, par value $.O1 per share.

          LaTex Disclosure Schedule. The "LaTex Disclosure Schedule" is the
          -------------------------
Disclosure Schedule delivered by LaTex to Alliance contemporaneously with the execution of this Agreement. Each heading in the LaTex Disclosure Schedule shall refer to the applicable section of this Agreement.

          LaTex Entitles. "LaTex Entities" means LaTex and its Subsidiaries
          --------------
other than the Excluded Entities.

          LaTex Financial Statements. The "LaTex Financial Statements" are,
          --------------------------
collectively, the respective audited consolidated financial statements of the LaTex Entities as of and for the years ended July 31, 1994 and 1995; and the respective unaudited interim consolidated financial statements of the LaTex Entities as of and for the quarter and nine months ended April 30, 1996.

          LaTex Interests. "LaTex Interests" means:
          ---------------
            (a) the Major Oil and Gas Interests of the LaTex Entities;
            (b) the Miscellaneous Interests of the LaTex Entities; and
            (c) all of the rights, titles and interests, whether direct or indirect, of the LaTex Entities in and to all of the property, rights and interests incident to such Major Oil and Gas Interests or such Miscellaneous Interests, including without limitation all of the rights, titles and interests of the LaTex Entities in and to all LaTex Oil and Gas Contracts, leases, rights-of-way, easements , options, orders and rulings of applicable regulatory agencies, wells, lease and well equipment, machinery, production facilities, processing facilities, gathering systems, transportation systems, disposal systems, fixtures and other items of personal property and improvements now or as of the Closing Date appurtenant to such Major Oil and Gas Interests or such Miscellaneous Interests or used, obtained or held for use in connection with the operation of such Major Oil and Gas Interests or such Miscellaneous Interests or with the production, treatment, sale or disposal of Hydrocarbons or water produced therefrom or attributable thereto.

          LaTex's Reimbursable Expenses. "LaTex's Reimbursable Expenses" shall
          -----------------------------
mean all costs and expenses, evidenced by reasonable and customary documentary support, that have been incurred (prior to and following the execution of this Agreement) by, or for which liability has (prior to and following the execution of this Agreement) arisen on the part of the LaTex Entities in connection with (i) the investigation of the Alliance Entities and due diligence conducted by or on behalf of LaTex and (ii) the negotiation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the financing of the Merger), including, without limitation, (A) any financial advisory fees payable by LaTex, (B) amounts payable in respect of legal, financial and accounting services provided by outside advisors to LaTex and
(C) other reasonable expenses incurred by LaTex in connection with the Merger.

          LaTex Reserve Report. "LaTex Reserve Report" means that reserve report
          --------------------
with respect to Latex's Major Oil and Gas Interests effective April 1, 1996 prepared by Lee Keeling and Associates.

          LaTex Series A Shares. "LaTex Series A Shares" means all of the issued
          ---------------------
and outstanding Series A Convertible Preferred Stock of LaTex, par value $.01 per share.

          LaTex Series B Shares. "LaTex Series B Shares" means all of the issued
          ---------------------
and outstanding Series B Senior Convertible Preferred Stock of LaTex, par value $.01 per share.

          LaTex Shares. "LaTex Shares" means the LaTex Common Shares, LaTex
          ------------
Series A Shares and LaTex Series B Shares.

          LaTex Stockholders. "LaTex Stockholders" means the holders of LaTex
          ------------------
Shares and holders of Options and Warrants of LaTex from time to time.

          Leases. "Leases" means oil, gas and mineral leases, oil and gas
          ------
leases, oil leases, gas leases, other mineral leases, subleases, assignments of operating rights and similar agreements, and any extensions or renewals thereof.

          Major Non-Producing Leases. "Major Non-Producing Leases" of the
          --------------------------
Alliance Entities or the LaTex Entities, as the case may be, means all of such group's rights, titles and interests, including leasehold interests, whether direct or indirect, in and to the lands and Leases described in Exhibit A-2 (with respect to the Alliance Entities) or Exhibit B-2 (with respect to the LaTex Entities), as appropriate.

          Major Oil and Gas Interests. "Major Oil and Gas Interests" of Alliance
          ---------------------------
Entities or the LaTex Entities, as the case may be, means (i) the Major Producing Leases of the Alliance Entities or the LaTex Entities, as the case may be, and (ii) the Major Non-Producing Leases of the Alliance Entities or the LaTex Entities, as the case may be.

          Major Producing Leases. "Major Producing Leases" of the Alliance
          ----------------------
Entities or the LaTex Entities, as the case may be, means all of such group's rights, titles and interests, whether direct or indirect, in and to the Wells described in Exhibit A-l (with respect to the Alliance Entities) or Exhibit B-1
             -----------                                            -----------
(with respect to the LaTex Entities) and in and to any Leases (whether or not described in Exhibit A-1 (with respect to the Alliance Entities) or Exhibit B-2
             -----------                                            -----------
(with respect
to the LaTex Entities) upon which such Wells have been drilled or which have been pooled or unitized with Leases upon which such Wells have been drilled.

          Material Effect. "Material Effect" means a material adverse effect on
          ---------------
the business or financial condition of a party and its Subsidiaries taken as a whole.

          Merger. "Merger" means the merger of Newco with and into LaTex as
          ------
described in Section 2.1.
             -----------

          Miscellaneous Interests. "Miscellaneous Interests" of the Alliance
          -----------------------
Entities or the LaTex Entities, as the case may be, means all of such group's claims, rights, titles and interests, whether direct or indirect, in and to all Leases, royalty interests, overriding royalty interests and other oil, gas and mineral properties of every kind and character, whether producing, non-producing, developed or undeveloped, wherever situated (other than its Major Oil and Gas Interests), including without limitation those oil, gas and mineral properties described in Exhibit A-3 (with respect to the Alliance Entities) or
                        -----------
Exhibit B-3 (with respect to the LaTex Entities).
-----------

          Alliance. "Alliance" means Alliance Resources Plc, a public limited
          --------
company incorporated in England and Wales.

          Alliance Disclosure Schedule.  The "Alliance Disclosure Schedule" is
          ----------------------------
the Disclosure Schedule delivered by Alliance to LaTex contemporaneously with the execution of this Agreement. Each heading in the Alliance Disclosure Schedule shall refer to the applicable section of this Agreement.

          Alliance Entities. "Alliance Entities" means Alliance and its
          -----------------
Subsidiaries.

          Alliance Financial Statements. The "Alliance Financial Statements"
          -----------------------------
are, collectively, the audited consolidated financial statements of the Alliance Entities as of and for the year ended April 30, 1995 and the five month period ended September 30, 1995; and the unaudited interim financial statements of the Alliance Entities as of and for the six months ended October 31, 1995.

          Alliance Interests. "Alliance Interests" means:
          ------------------
            (a) the Major Oil and Gas Interests of the Alliance Entities;
            (b) the Miscellaneous Interests of the Alliance Entities; and
            (c) all of the rights, titles and interests, whether direct or indirect, of the Alliance Entities in and to all of the property, rights and interests incident to such Major Oil and Gas Interests or such Miscellaneous Interests, including without limitation all of the rights, titles and interests of the Alliance Entities in and to all Alliance Oil and Gas Contracts, leases, rights-of-way, easements, options, orders and rulings of applicable regulatory agencies, wells, lease and well equipment, machinery, production facilities, processing facilities, gathering systems, transportation systems, disposal systems, fixtures and other items of personal property and improvements now or as of the Closing Date appurtenant to such Major Oil and Gas Interests or such Miscellaneous Interests or used, obtained or held for use in connection with the operation of such Major Oil and Gas Interests or such Miscellaneous Interests or with the production, treatment, sale or disposal of Hydrocarbons or water produced therefrom or attributable thereto.

          Alliance's Reimbursable Expenses. "Alliance's Reimbursable Expenses"
          --------------------------------
shall mean all costs and expenses, evidenced by reasonable and customary documentary support, that have been incurred (prior to and following the execution of this Agreement) by, or for which liability has (prior to and following the execution of this Agreement) arisen on the part of the Alliance Entities in connection with (i) the investigation of the LaTex Entities and due diligence conducted by or on behalf of Alliance and (ii) the negotiation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the financing of the Merger), including, without limitation, (A) any financial advisory fees payable by Alliance, (B) amounts payable in respect of legal, fmancial and accounting services provided by outside advisors to Alliance and (C) other reasonable expenses incurred by Alliance in connection with the Merger.

          Alliance Reserve Report. "Alliance Reserve Report" means that reserve
          -----------------------
report with respect to Alliance's Major Oil and Gas Interests effective April 1, 1996, prepared by Ryder Scott Company.

          Alliance Shares.  "Alliance Shares" means all of the issued and
          ---------------
outstanding ordinary shares of (Pounds)0.01 each in the capital of Alliance.

          Alliance Stockholders. "Alliance Stockholders" means the holders of
          ---------------------
Alliance Shares from time to time.

          Net Revenue Interest. "Net Revenue Interest" (or "NRI") means the
          --------------------
decimal interest in and to all production of the Hydrocarbons produced and saved or sold from the Alliance Interests or the LaTex Interests, as the case may be, after giving effect to all valid lessors' royalties, overriding royalties and/or other non-expense bearing burdens against production.

          Net Revenue Interest After Payout.  "Net Revenue Interest After
          ---------------------------------
Payout" ("NRIAPO") means the NRI after any payout occurs in connection with any NRI described in Exhibits A-l and A-2 (with respect to the Alliance Entities) or
                 --------------------
Exhibits B-l and B-2 (with respect to the LaTex Entities) to this Agreement.
--------------------
Such payouts are defined and shall occur pursuant to the agreements relating thereto.

          Net Revenue Interest Before Payout.  "Net Revenue Interest Before
          ----------------------------------
Payout" ("NRIBPO") means the NRI before any payout occurs in connection with any NRI described in Exhibits A-l and A-2 (with respect to the Alliance Entities) or
                 --------------------
Exhibits B-l and B-2 (with respect to the LaTex Entities) to this Agreement.
--------------------
Such payouts are defined and shall occur pursuant to the agreements relating thereto.

          Oil and Gas Contracts. "Oil and Gas Contracts" means all Leases,
          ---------------------
permits, licenses, farmout or farmin agreements, bottom hole or acreage contribution agreements, operating agreements, unit agreements, declarations or orders, joint venture, exploration, participation or acquisition agreements, division orders, production sales, purchase, exchange, processing or transportation agreements and all other contracts and agreements in effect or in existence on the date hereof and affecting or relating to the ownership or operation of the Alliance Interests or the LaTex Interests, as the case may be, or the disposition of the Hydrocarbons produced therefrom. The Oil and Gas Contracts affecting or relating to the Alliance Interests are referred to herein as the "Alliance Oil and Gas Contracts" and the Oil and Gas Contracts affecting or relating to the LaTex Interests are referred to herein as the LaTex Oil and Gas Contracts.

          Paying Agent. "Paying Agent" means the transfer agent for the Alliance
          ------------
Shares.

          Permitted Encumbrances. "Permitted Encumbrances" means (i) lessor's royalties, overriding royalties, division orders and sales contracts covering Hydrocarbons, reversionary interests and similar burdens and all existing operating agreements and unit agreements, if the net cumulative effect of the same does not operate to reduce the Net Revenue Interests of the Alliance Interests or the LaTex Interests, as the case may be, to less than the Net Revenue Interests set forth in Exhibits A-1 and A-2 (with respect to the
                               --------------------
Alliance Entities) or Exhibits B-1 and B-2 (with respect to the LaTex Entities)
                      --------------------
or increase the Working Interests of the Alliance Interests or the LaTex Interests, as the case may be, to more than the Working Interests set forth in Exhibits A-l and A-2 (with respect to the Alliance Entities) or Exhibits B-1 and
--------------------                                            ----------------
B-2 (with respect to the LaTex Entities) (unless there is a corresponding
---
increase in the Net Revenue Interests); (ii) any and all federal and state regulatory orders and rules to which the Alliance Interests or the LaTex Interests, as the case may be, are presently subject; (iii) preferential rights to purchase and required third-party consents to assignments and similar agreements; (iv) liens for Taxes not due or not delinquent at the time of Closing or the validity of which are being contested in good faith by appropriate actions; (v) statutory Encumbrances not yet delinquent; (vi) all rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of leases or interests therein if the same are customarily obtained after such sale or conveyance; (vii) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like; and easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the Alliance Interests or the LaTex Interests, as the case may be; (viii) liens of operators relating to obligations not yet due or not delinquent; (ix) title problems commonly encountered in the oil and gas business which would not be considered material by a reasonable and prudent person engaged in the business of the ownership, development and operating of oil and gas properties with knowledge of all the facts and appreciation of their legal significance; and (x) Encumbrances described in Exhibit A-1, A-2 and A-3 (with respect to the Alliance Entities) or
             -----------------------
Exhibit B-1, B-2 and B-3 (with respect to the LaTex Entities).
------------------------
          Plan. "Plan" means (i) any employee benefit plan as defined in
          ----
Section 3(3) of ERISA, which is (a) maintained by a party or any of its Subsidiaries, or (b) to which a party or any of its Subsidiaries is making or accruing an obligation to make contributions, or (ii) any other formal or informal obligation to, arrangement with, or plan or program for the benefit of, employees of a party or any of its Subsidiaries, including, but not limited to, stock options, stock bonuses, stock purchase agreements, bonuses, incentive compensation, deferred compensation, supplemental pensions, vacations, severance pay, insurance or any other benefit, program or practice.

          Securities Act. "Securities Act" means the Securities Act of 1933, as
          --------------
amended, or any successor statute.

          Subsidiary and Subsidiaries. "Subsidiary" or "Subsidiaries" means any
          ---------------------------
corporation more than fifty percent (50%) of the voting power of which is owned directly or indirectly by a party or other relevant person, as the context requires, other than the Excluded Entities with respect to LaTex.

          Surviving Corporation. "Surviving Corporation" is as defined in
          ---------------------
Section 2.1.
-----------
          Taxes. "Taxes" means all taxes, charges, fees, levies, duties or other
          -----
assessments, including, without limitation, income, gross receipts, excise, ad valorem, property, production, severance, sales, use, license, payroll and franchise taxes, imposed by any Govermnental Entity and includes any estimated tax, interest and penalties or additions to tax.

          Tax Return. "Tax Return" means a report, return or other information
          ----------
required to be supplied by a party comprising a part of the Alliance Entities or the LaTex Entities, as the case may be, to a Governmental Entity in connection with Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes that entity.

          Warrants. "Warrants" means those warrants to purchase up to 3,034,750
          --------
LaTex Common Shares pursuant to publicly and privately issued warrants.

          Wells. "Wells" means the wells described in Exhibit A-1 (with respect
          -----                                       -----------
to the Alliance Entities) or Exhibit B-1 (with respect to the LaTex Entities),
                             -----------
as appropriate. The Wells of the Alliance Entities are referred to herein as "Alliance' s Wells" and the Wells of the LaTex Entities are referred to herein as "LaTex's Wells."

          Working Interest. "Working Interest" ("WI") means the decimal interest
          ----------------
in the full and entire leasehold estate in any of the Alliance Interests or the LaTex Interests, as the case may be, and all rights and obligations of every kind and character pertinent thereto or arising therefrom, without regard to any valid lessor royalties, overriding royalties and/or other burdens against production insofar as interest in said leasehold is burdened with the obligation to bear and pay the cost of exploration, development and operation.

          Working Interest After Payout. "Working Interest After Payout"
          -----------------------------
("WIAPO") means the WI after any payout occurs in connection with any WI described in Exhibits A-1 and A-2 (with respect to the Alliance Entities) or
             --------------------
Exhibits B-1 and B-2 (with respect to the LaTex Entities) to this Agreement.
--------------------
Such payouts are defined and shall occur pursuant to the agreements relating thereto.

          Working Interest Before Payout. "Working Interest Before Payout
          ------------------------------
("WIAPO") means the WI before any payout occurs in connection with any WI described in Exhibits A-1 and
             ------------

A-2 (with respect to the Alliance Entities) or Exhibits B-1 and B-2 (with
---                                            --------------------
respect to the LaTex Entities) to this Agreement. Such payouts are defined and shall occur pursuant to the agreements relating thereto.

     2.  The Merger
         ----------

          2.1  The Merger. Subject to the terms and conditions of this
               ----------
Agreement, at the Effective Time, Newco shall be merged with and into LaTex and the separate corporate existence of Newco shall cease (the "Merger"). LaTex shall be the surviving corporation in the Merger (sometimes referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of Delaware, and the separate corporate existence of LaTex with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth below in this Article 2. The Merger shall
                                                 ---------
have the effects specified in the DGCL.

          2.2  Effective Time. On the Closing Date, LaTex and Alliance will
               --------------
cause a Certificate of Merger (the "Certificate of Merger") to be executed and filed with the Secretary of State of Delaware as provided in Section 251 of the DGCL to reflect the Merger. The Merger shall become effective at the date and time at which the Certificate of Merger is duly filed with the Secretary of State of Delaware, and such time is referred to in this Agreement as the "Effective Time."

          2.3  The Certificate of Incorporation. The Certificate of
               --------------------------------
Incorporation of LaTex in effect at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, until duly amended in accordance with the terms thereof and the DGCL.

          2.4  The Bylaws. The Bylaws of LaTex in effect at the Effective Time
               ----------
shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with the terms thereof and the DGCL.

          2.5  Officers and Directors. The officers and directors of Newco at
               ----------------------
the Effective Time shall be the officers and directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws.

          2.6  Conversion or Cancellation of LaTex Shares and Newco Shares. The
               -----------------------------------------------------------
LaTex Shares shall be cancelled and the Newco Shares shall be converted in the Merger as follows:

          (a)  At the Effective Time,

               (i) each LaTex Common Share issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares, shall by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and the holder shall, in consideration of such cancellation, become entitled to the allotment of 0.8806 Alliance Shares;

               (ii) each LaTex Series A Share issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares, shall by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and the holder shall, in consideration of such cancellation, become entitled to the allotment of 2.6445 Alliance Shares;

               (iii) each LaTex Series B Share issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares, shall by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and the holder shall, in consideration of such cancellation, become entitled to the allotment of 5.8709 Alliance Shares;

               (iv) each Warrant outstanding at the signing of this Agreement, and remaining outstanding at the Effective Time, whether or not then exercisable or vested, shall be cancelled and the holders shall, in consideration of such cancellation, become entitled to receive a new warrant issued by Alliance pursuant to which the holder will have the right to subscribe for, in accordance with the terms and subject to the conditions of the existing Warrant, that number of Alliance Shares as the holder would have been entitled to receive had the holder exercised the existing Warrant immediately prior to the Closing Date, but only in accordance with the terms and conditions of the existing Warrant, with the result that, immediately after the Effective Time, the persons who held LaTex Shares (including those who receive LaTex Shares in consideration for the cancellation of outstanding options to purchase LaTex Shares) shall hold 21,448,520 Alliance Shares, constituting 72% of the Alliance Shares then outstanding (including the 237,500 post-reverse split Alliance Shares issuable upon exercise of the options approved for management of Alliance) and the holders of Warrants shall have the right to subscribe an additional 0.8806 Alliance Shares for each LaTex Common Share subject to the Warrants, pursuant to replacement warrants to be issued by Alliance under the provisions of Section
                                                                      -------
2.6(a)(iv), subject, in each case, to appropriate adjustments to reflect the
----------
reverse stock split referred to in Section 2.10(c).
                                   ---------------
          (b) By virtue of the Merger and without any action on the part of the holders thereof, all LaTex Shares and all Warrants shall no longer be outstanding and shall be canceled and shall cease to exist and each holder of a certificate representing LaTex Shares or an agreement representing Warrants shall thereafter cease to have any rights with respect to such LaTex Shares or such Warrants, and in consideration therefor shall be entitled to receive the Alliance Shares specified in this Section upon the surrender of the certificate representing the LaTex Shares as provided in Section 2.7, or the new warrant
                                             -----------
issued by Alliance upon the surrender of the agreement with respect to the Warrant as provided in Section 2.7 or the right, if any, to receive payment from
                       -----------
the Surviving Corporation of the "fair value" of such LaTex Shares as determined in accordance with Section 262 of the DGCL. This Agreement shall effect an amendment to the Certificate of Incorporation of LaTex with the effects described in this Article 2, and approval of this Agreement by holders of LaTex
                  ---------
Shares shall constitute approval of such amendments. Until such surrender, no dividend or other distribution, if any, payable to holders of record of Alliance Shares as of any date on or after the Closing Date shall be paid to the holder of certificates representing LaTex Shares but upon surrender of certificates representing the LaTex Shares as provided in Section 2.7, such holder shall be entitled to
                            -----------
receive all dividends and other distributions, if any, without interest, that have become payable subsequent to the Effective Time with respect to the number of Alliance Shares such holder is to receive.

          (c) At the Effective Time, each Newco Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Newco or the holder of such Shares, be converted into one share of common stock of the Surviving Corporation.

          2.7  Payment for LaTex Shares; New Warrants.
               --------------------------------------

          (a) Alliance shall, with effect from the Effective Time, allot the new Alliance Shares to the holders of LaTex Shares which allotment shall be conditioned on the relevant holders of LaTex Shares complying with Section
                                                                   -------
2.7(b) and shall make available or cause to be made available to the Paying
------
Agent at the Effective Time certificates in respect of the Alliance Shares sufficient to enable the Paying Agent to deliver the necessary certificates in respect of the Alliance Shares to the holders of LaTex Shares as required by
Section 2.6.
-----------

          (b) On or after the Closing Date, each person who is at the Effective Time a holder of record of issued and outstanding LaTex Shares may deliver to the Paying Agent a letter of transmittal in a form suitable to the Paying Agent duly executed and completed in accordance with the instructions thereto, together with such holders' certificates representing such LaTex Shares, and Alliance shall cause the Paying Agent to deliver to such holders certificates in respect of the Alliance Shares and any dividends or distributions thereon to which such holders are then entitled. Upon surrender to the Paying Agent of such certificates, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, Alliance shall promptly cause to be delivered to the persons entitled thereto certificates in respect of the Alliance Shares and any dividends or distributions thereon to which such persons are then entitled.

          (c) Fractional Alliance Shares will not be issued to any person. In lieu of issuing a fractional Alliance Share to any person, Alliance will round the number of Alliance Shares to be issued to each person to the nearest whole number of Alliance Shares.

          (d) If Alliance Shares are to be issued to a person other than the registered holder of the certificates surrendered, it shall be a condition of such issue that the certificates so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such delivery shall pay any transfer or other taxes required by reason of the delivery to a person other than the registered holder of the certificates surrendered or establish to the satisfaction of Alliance or the Paying Agent that such tax has been paid or is not applicable.

          (e) Sixty (60) days following the Effective Time, Alliance shall be entitled to cancel the allotment of Alliance Shares and to cause the Paying Agent to deliver to Alliance the share certificates in respect of any Alliance Shares made available to the Paying Agent that have not been delivered to holders of certificates formerly representing LaTex Shares outstanding at the Effective Time, and thereafter, such holders shall be entitled to look to Alliance only as general creditors thereof with respect to the issue of Alliance Shares and any dividends or distributions thereon upon due surrender of their certificates or agreements. Notwithstanding the foregoing, neither the Paying Agent nor any party hereto shall be liable to any holder of certificates formerly representing LaTex Shares for any Alliance Shares or any dividends or distributions thereon delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Alliance shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Alliance Shares for LaTex Shares.

          (f) On or after the Closing Date, each person who is at the Effective Time a holder of record of issued and outstanding Warrants may deliver to Alliance the agreements representing such Warrants and Alliance shall deliver to such holders an agreement representing the new warrants to purchase Alliance Shares on the terms of, and as provided by, Section 2. 6(a)(iv).

          2.8   Dissenters' Rights.
                ------------------

          (a) Notwithstanding anything in this Agreement to the contrary, LaTex Shares that are issued and outstanding immediately prior to the Effective Time and that are held by LaTex Stockholders who have delivered a written demand for appraisal of such LaTex Shares in the manner provided in Section 262 of the DGCL (the "Dissenting Shares") shall not be cancelled and the holders thereof shall not receive the right to receive the consideration provided in Section
                                                                     -------
2.6(a), unless and until such holder shall have failed to perfect or shall have
------
effectively withdrawn or lost the right to appraisal and payment under the DGCL, as the case may be. If such holder shall have failed to perfect or shall have effectively withdrawn or lost such right, the LaTex Shares shall thereupon be deemed to have been cancelled and the holders thereof to have become entitled, with effect from the Effective Time, to receive the consideration specified in
Section 2.6.
-----------

          (b) LaTex promptly shall give Alliance notice of any demand made by or on behalf of any dissenting LaTex Stockholder to be paid the "fair value" of the LaTex Stockholder's LaTex Shares, as provided in Section 262 of the DGCL, and the Surviving Corporation shall thereupon have sole and exclusive rights to conduct and resolve, in its sole discretion, all negotiations proceedings and ultimate disposition with respect to any such demands in any manner that the Surviving Corporation may elect. All such payments shall be made solely by the Surviving Corporation and shall not be made by, nor shall Alliance reimburse the Surviving Corporation for, such payments.

          2.9   Transfer of LaTex Shares After the Effective Time. No transfers
                -------------------------------------------------
of LaTex Shares shall be made on the stock transfer books of the Surviving Corporation at or after the Effective Time. If, after the Effective Time, certificates formerly representing LaTex Shares are presented to the Surviving Corporation, they shall be canceled and the holders thereof shall instead be entitled to be issued Alliance Shares as provided in this Article 2.
                                                          ---------

          2.10  Approval of the Stockholders and Registration.
                ---------------------------------------------

          (a) As soon as reasonably practicable after the date of this Agreement, LaTex will, in compliance with all applicable state and federal laws, and in form and substance satisfactory to Alliance, file with the Commission solicitation material necessary, and use its best efforts, after effectiveness of the registration statement referred to in Section 2.10(b), to obtain the approval of the LaTex Stockholders to the Merger. The materials sent by LaTex in connection with the approval of the LaTex Stockholders will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Alliance agrees to furnish to LaTex all information (which shall meet the standard of the preceding sentence) reasonably requested by LaTex in connection with preparing such materials. The materials shall in form and substance be satisfactory to Alliance and shall include all information regarding the Alliance Entities required by applicable law to inform holders of the LaTex Shares of all necessary information concerning the Merger and of their appraisal rights under the DGCL. LaTex agrees to use its best efforts to cooperate with Alliance in soliciting the approval of the LaTex Stockholders to the Merger as soon as is reasonably practicable. Subject to compliance with their fiduciary duties in connection with an Alternative Transaction as described in Section 6.9 as advised in writing by outside counsel, the board of directors of LaTex shall recommend approval by the LaTex Stockholders of the Merger, without reservation or qualification.

          (b) As soon as reasonably practicable after the date of this Agreement, Alliance will, in compliance with all applicable state and federal laws, and in form and substance satisfactory to LaTex, file with the Commission and applicable state authorities, and use its best efforts to obtain the effectiveness of, a registration statement relating to the issuance of the Alliance Shares in the Merger. The filing may be made in conjunction with the filing by LaTex of solicitation material for the LaTex Stockholders. The materials filed by Alliance will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. LaTex agrees to furnish to Alliance all information (which shall meet the standard of the preceding sentence) reasonably requested by Alliance in connection with preparing such materials. The materials shall in form and substance be satisfactory to LaTex and shall include all information regarding the Alliance Entities required by applicable law to inform holders of the LaTex Shares of all necessary information concerning the Merger and of their appraisal rights under the DGCL.

          (c) As soon as reasonably practicable after the date of this Agreement, Alliance will, in compliance with all applicable laws, and in form and substance satisfactory to LaTex, file with London Stock Exchange Limited solicitation materials reasonably necessary, and use its best efforts, to obtain the approval of the Alliance Stockholders to the Merger, to the issue of the new Alliance Shares and to a 40 to one reverse stock split of the Alliance Shares. The materials sent by Alliance in connection with the approval of Alliance Stockholders will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. LaTex agrees to furnish to Alliance all information (which shall meet the standard of the preceding sentence) reasonably requested by Alliance in connection with preparing such materials. The materials shall in form and substance be satisfactory to LaTex and shall include all information regarding the LaTex Entities required by applicable law or regulation to inform holders of the Alliance Shares of all necessary information concerning the Merger and the reverse stock split. Alliance agrees to use its best efforts in soliciting the approval of the Alliance

Stockholders to the Merger and the reverse stock split as soon as is reasonably practicable. Subject to compliance with their fiduciary duties in connection with an Alternative Transaction as described in Section 7.8 as advised in
                                                -----------
writing by outside counsel, the board of directors of Alliance shall recommend approval by the Alliance Stockholders of the Merger and the reverse stock split, without reservation or qualification.

          2.11  Restructuring Option. At any time on or before September 15,
                --------------------
1996, Alliance shall have the right (but not the obligation) to elect to restructure the Merger and the transaction contemplated thereby in a manner determined by Alliance with the consent of LaTex, which consent will not be unreasonably withheld, and which restructured transaction will include the following: (a) the LaTex Stockholders (excluding holders of LaTex Warrants) will, immediately prior to the completion of the transaction, hold 72% of the equity, and the Alliance Stockholders and the holders of Alliance options will, immediately prior to the completion of the transaction, hold 28% of the equity, and (b) the matters to be addressed in the opinion described in Section 9(k)
                                                                ------------
will be true and correct as of the closing of such restructured transaction. Furthermore, such restructured transaction will, to the extent reasonably practical, otherwise contain the terms reflected in this Agreement. Upon Alliance's timely exercise of its rights under this Section, the parties shall promptly execute such documents and agreements and shall take such other action as may be necessary or appropriate to effect such restructuring.

     3.  The Closing.
         -----------

          3.1   Time and Place of Closing. The closing of the Merger (the
                -------------------------
"Closing"), shall, unless otherwise agreed to in writing by the parties, take place at the offices of Jenkens & Gilchrist, P.C., 1445 Ross Avenue, Suite 3200, Dallas, Texas at 10:00 a.m., local time, on the Closing Date.

          3.2   Obligations of LaTex at or Prior to the Closing. At or prior to
                -----------------------------------------------
the Closing, LaTex shall deliver to Alliance the following:

          (a) A copy of the charters of each of the LaTex Entities certified as of a date within ten days of the Closing Date by the Secretary of State of the state of incorporation of each of the respective entities and certified by the respective corporate secretary as to the absence of any amendments between the date of certification by the respective Secretary of State and the Closing Date;

          (b) A certificate from the appropriate governmental officials of the state of incorporation as to the existence and good standing of each of the LaTex Entities and the payment of Taxes by each of the LaTex Entities as of a date within ten days of the Closing Date, and, if available, a telecopy from such officials as to the same matters dated the business day before the Closing Date;

          (c) A certificate of the corporate secretary of each of the LaTex Entities attaching thereto a true and correct copy of the bylaws of the respective entity;

          (d) A certificate of the corporate secretary of LaTex attaching copies of the resolutions of the board of directors and the LaTex Stockholders approving the Merger;

          (e)   The Certificate of Merger duly executed on behalf of LaTex;

          (f)   The certificate of an officer of LaTex referred to in Section
                                                                      -------
8(b);
----

          (g) The agreement from each of the Affiliates of LaTex relating to his, her or its investment in the Alliance Shares referred to in Section 8(d);
                                                                 ------------

          (h)   The opinion of LaTex's counsel referred to in Section 8(e);
                                                              ------------

          (i) All contracts, contract amendments, LaTex Oil and Gas Contracts, commitments, leases, books, records, files and other data relating to any of the LaTex Entities and their assets then in the possession of the LaTex Stockholders;

          (j) All consents or approvals of any third party that are required to be identified pursuant to Section 4.4; and
                             -----------

          (k) Such other documents as are required pursuant to this Agreement or as may reasonably be requested from LaTex by Alliance or its counsel.

          3.3   Obligations of Alliance and Newco at or Prior to the Closing. At
                ------------------------------------------------------------
or prior to the Closing, Alliance shall deliver to LaTex the following:

          (a) a copy of the Memorandum and Articles of Association (and all amendments thereto, if any) of Alliance and each of Alliance's U.K. Subsidiaries certified by the corporate secretary as to the absence of any amendments as of the Closing Date;

          (b) a copy of the charters of Newco and each of Alliance's Subsidiaries not included in Section 3.3(a) certified as of a date within ten
                             --------------
days of the Closing Date by the appropriate governmental officials of the jurisdiction of organization of each of the respective entities and certified by the respective corporate secretary as to the absence of any amendments between the date of certification by the governmental official and the Closing Date;

          (c) A certificate from the appropriate governmental officials of the jurisdiction of organization of Newco and each of Alliance's Subsidiaries not included in Section 3.3(a) as to the existence and good standing of such
            --------------
Subsidiary as of the date within ten days of the Closing Date, and, if available, a telecopy from such officials as to the same matters dated the business day before the Closing Date;

          (d) A certificate of the corporate secretary of each of Alliance and Newco attaching copies of corporate resolutions duly adopted by the board of directors and stockholders of each of them approving the Merger, the issue of new Alliance Shares, the reverse stock split and authorizing the consummation of the transactions contemplated hereby;

          (e)   The Certificate of Merger duly executed on behalf of New co;

          (f) The certificate of an officer of Alliance and New co referred to in Section 9(b);
   ------------


          (g)   The opinions of Alliance's and Newco's counsel referred to in
Section 9(d);
------------

          (h) All consents or approvals of any third party that are required to be identified pursuant to Section 5.4;
                             -----------

          (i) Such other documents as are required pursuant to this Agreement or as may reasonably be requested from Alliance by LaTex or its counsel.

     4.   Representations, Warranties and Covenants of LaTex. Except as
          --------------------------------------------------
expressly set forth and specifically identified by section number of this Agreement in the LaTex Disclosure Schedule, LaTex represents, warrants and covenants to Alliance and Newco, on the date hereof and as of the Closing Date, as follows:

          4.1   Corporate Organization.
                ----------------------

          (a) Each of the LaTex Entities is a corporation duly organized and validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation. Each of the LaTex Entities has the requisite corporate power and authority to carry on its business as now being conducted and to own, lease and operate its property and assets, and each of the LaTex Entities is duly qualified or licensed to do business and is in good standing in every jurisdiction in which the failure to be so qualified and licensed could have a Material Effect. Section 4.1 of the LaTex Disclosure Schedule sets forth
                        --------------------------------------------
the name and state of incorporation of each of the LaTex Entities and each state in which each of them is qualified or licensed to do business. LaTex has heretofore delivered to Alliance true, correct and complete copies of each of the LaTex Entities' respective Certificate of Incorporation and Bylaws as presently in effect.

          (b)   Section 4.1 of the LaTex Disclosure Schedule sets forth a
                --------------------------------------------
complete list of the present officers and directors of each of the LaTex
Entities.

          4.2   Capitalization.
                --------------

          (a) The authorized, issued and outstanding capital stock of each of the LaTex Entities is as set forth in Section 4.2 of the LaTex Disclosure
                                      -----------------------------------
Schedule. All of the issued shares of each of the LaTex Entities are validly
--------
issued, fully paid and nonassessable and none of such shares have been issued in violation of the preemptive rights of any person.

          (b) There are no (i) shares of capital stock or other securities bearing voting or other equity rights, whether contingent or not, of any of the LaTex Entities outstanding; (ii) outstanding subscriptions, puts, options, warrants or other rights, contractual or otherwise, to purchase or acquire any capital stock of any of the LaTex Entities; or (iii) contracts, commitments, understandings, arrangements or restrictions by which any of the LaTex Entities is or may become bound to issue any additional equity interests or any options or rights with respect thereto, or any securities convertible into any equity interests.

          (c) The issued and outstanding stock of LaTex owned by the directors, executive officers and 5 % or greater stockholders of LaTex is owned of record, and to the knowledge of LaTex, beneficially, as described in Section
                                                                        -------
4.2 of the LaTex Disclosure Schedule. LaTex owns all of the issued and
------------------------------------
outstanding stock of each of its Subsidiaries, directly or indirectly, free and clear of all Encumbrances. Except for its Subsidiaries, neither LaTex nor any of its Subsidiaries owns or holds any equity, debt or other interest in any entity or business or any option to acquire any such interest, except for accounts receivable that have arisen in the ordinary course of business.

          4.3   Authority; No Violation.
                -----------------------
          (a) The execution and performance of this Agreement by LaTex have been duly and validly authorized by the board of directors of LaTex and, except for the approval of the LaTex Stockholders, no other corporate action is necessary to authorize the execution, delivery and performance of this Agreement by LaTex. LaTex has full, absolute and unrestricted right, power and authority to execute and perform this Agreement and, subject to the approval by the LaTex Stockholders, to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed by LaTex and, subject to approval by the LaTex Stockholders, is a valid and binding obligation of LaTex, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, reorganization, receivership or similar laws affecting the rights of creditors generally.

          (b) None of the execution, delivery or performance of this Agreement does or will, after the giving of notice, lapse of time or otherwise, (j) result in any violation of or be in conflict with or constitute a default under any term or provision of the Certificate of Incorporation or Bylaws of any of the LaTex Entities of or any term or provision of any judgment, decree, order, statute, injunction, rule or regulation applicable to any of the LaTex Entities, or of any material note, bond, mortgage, indenture, lease, license, franchise, agreement or other instrument or obligation to which any of the LaTex Entities is bound; (ii) result in the creation of any material Encumbrance upon LaTex Shares, the securities of the Surviving Corporation or any of the properties or assets of the LaTex Entities pursuant to any such term or provision; or (iii) constitute a material default under or give any party the right to accelerate, amend or modify, terminate, abandon or refuse to perform or comply with, any material contract, agreement, arrangement, commitment or plan to which any LaTex Entities is a party, or by which any of the LaTex Entities or any of their rights, properties or assets may be subject or bound.

          4.4   Consents and Approvals. No consent, waiver, approval or
                ----------------------
authorization of, or declaration, designation, filing, registration or qualification with, any Governmental Entity or any third party, is required to be made or obtained by the LaTex Entities in connection with the execution, delivery and performance of this Agreement or to preserve any material rights and benefits enjoyed by any of the LaTex Entities on the date hereof following the consummation of the transactions contemplated by this Agreement except (a) those that have already been obtained or (b) those specifically contemplated by this Agreement.

          4.5   Violations of Laws, Permits, etc.
                --------------------------------

          (a) None of the LaTex Entities is in violation of any term or provision of its Certificate of Incorporation or Bylaws. None of the LaTex Entities is in violation of any term or provision of any judgment, decree, order, statute, injunction, rule, ordinance or regulation applicable to it, or of any agreement or instrument applicable to such entity where the violation thereof would result in a Material Effect.

          (b) Each of the LaTex Entities holds and has maintained in full force and effect all certificates, licenses and permits material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending where such revocation or limitation would result in a Material Effect.

          4.6   LaTex Financial Statements.
                --------------------------

          (a) In all material respects the consolidated LaTex Financial Statements fairly present the consolidated assets, liabilities and financial position of the respective entities purported to be covered thereby as of the dates thereof and the results of their operations and cash flow for the respective periods ended on such dates, all in conformity with GAAP consistently applied, except that the April 30, 1996 unaudited interim financial statements do not contain footnotes (that, if presented, would not differ materially from those in the audited LaTex Financial Statements) and are subject to normal, recurring year-end adjustments (which will not, individually or in the aggregate, have a Material Effect).

          (b) The LaTex Financial Statements were prepared from the books and records of each of the respective entities purported to be covered thereby. Such LaTex Financial Statements do not contain any items of a material special or nonrecurring nature, except as expressly noted in such statements.

          4.7   No Undisclosed Liabilities, etc. None of the LaTex Entities has
                -------------------------------
any material liabilities or obligations, whether direct, indirect, absolute or contingent (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others), except (a) liabilities that are fully reflected on or reserved against on the latest balance sheet of such entity included in the LaTex Financial Statements or (b) liabilities incurred in the ordinary course of business since the date of the latest balance sheet included in the LaTex Financial Statements that are consistent with past practice.

          4.8   Absence of Certain Changes. Since the date of the latest audited
                --------------------------
LaTex Financial Statement, except as specifically disclosed in the April 30,1996 unaudited interim consolidated LaTex Financial Statements, none of the LaTex Entities has:

          (a)   Suffered any change that would result in a Material Effect;

          (b) Adopted or made any change in any pension, retirement, profit sharing or other employee benefit plan or arrangement;

          (c) Borrowed or agreed to borrow any money or incurred, assumed or become subject to, whether directly or by way of guarantee or otherwise, any other material obligation or liability for borrowed money, whether absolute or contingent;

          (d) (i) Issued, purchased or redeemed any of its capital securities or any option, warrant or right to purchase any of the same; or (ii) authorized, declared or made any dividends, distributions of earnings or capital on, or splits or any other reclassification of its equity securities;

          (e) Mortgaged, pledged or subjected to any Encumbrance any of its assets, tangible or intangible, having a value in excess of $25,000 in the aggregate;

          (f) Acquired or disposed of, or entered into any agreement to acquire or dispose of, any material assets or properties, other than oil and gas production in the ordinary course of business, or other assets having a value in excess of $25,000 in the aggregate;

          (g) Increased the salaries, compensation, pension or other benefits payable, or paid any bonuses, to its officers and directors or their Affiliates;

          (h) Forgiven or canceled any debts or claims or waived any rights against the LaTex Stockholders or any officer or director of the LaTex Entities or their Affiliates or forgiven or canceled any debts or claims or waived any rights against any other person in excess of $25,000 in the aggregate;

          (i) Entered into, terminated or received notice of the termination of any commitment, contract, agreement or transaction that is material to any of the LaTex Entities; or

          (j) Agreed, either in writing or otherwise, to take any action described in this Section 4.8.
                  -----------

          4.9   Title to Property; Encumbrances.
                -------------------------------

          (a) The LaTex Entities, either directly or indirectly, have (and as of the Closing will have) good and defensible title to the LaTex Interests.

          (b) The LaTex Entities own no real property other than the LaTex Interests. Section 4.29 of the LaTex Disclosure Schedule sets forth a complete
           ---------------------------------------------
list of all real property other than the LaTex Interests that the LaTex Entities lease or sublease, and which lease or sublease provides for payments at an annual rate in excess of $25,000. LaTex has delivered to Alliance correct and complete copies of all such leases and subleases (the "LaTex Real Property Leases"). With respect to each such Real Property Lease:

          (i) each LaTex Real Property Lease is legal, valid, binding, enforceable and in full force and effect;

          (ii) each LaTex Real Property Lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

          (iii) to the knowledge of the LaTex Entities, no party to any LaTex Real Property Lease is in breach or default and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder;

          (iv) to the knowledge of the LaTex Entities, no party to any LaTex Real Property Lease has repudiated any provision thereof;

          (v) to the knowledge of the LaTex Entities, there are no disputes, oral agreements or forbearance programs in effect as to any LaTex Real Property Lease;

          (vi) with respect to each sublease included as a LaTex Real Property Lease, the representations and warranties set forth in subsections (i) and
     (v) above are true and correct with respect to the underlying lease;

          (vii) none of the LaTex Entities has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold;

          (viii) to the knowledge of the LaTex Entities, all facilities leased or subleased thereunder have received all approvals of all Governmental Entities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws and regulations;

          (ix) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities; and

          (x) to the knowledge of the LaTex Entities, the owner of the facility leased or subleased has good and marketable title to the parcel of real property, free and clear of any security interest, easement, covenant or other restriction, except for installments of special easements not yet delinquent and recorded easements, covenants, and other restrictions which do not impair the current use, occupancy or value or the marketability of title, of the property subject thereto.

          (c) The LaTex Entities, either directly or indirectly, have (and as of the Closing will have) good and defensible title to and other legal right to use all properties and assets, real, personal and mixed, tangible and intangible (other than the LaTex Interests), reflected as owned on the latest balance sheet included in the LaTex Financial Statements of the relevant entity or acquired alter the date of such balance sheet, except for properties and assets disposed of in accordance with customary practice in the business or disposed of for full and fair value since the date of such balance sheet in the ordinary course of business consistent with past practice and except for matters that would not have a Material Effect.

          (d) There are no properties (real, personal or mixed, tangible or intangible) owned by any LaTex Stockholders or any Affiliate of the LaTex Stockholders that are used in the normal day-to-day operations of the LaTex Entities as conducted prior to the Closing Date.

          (e) The properties and assets described in (a), (b) and (c) above are free and clear of any and all Encumbrances, except the Permitted Encumbrances.

          4.10  Proceedings Affecting LaTex Interests. There is no action,
                -------------------------------------
proceeding, investigation, inquiry, claim or demand pending or, to the knowledge of the LaTex Entities, threatened that is likely to result in the material impairment or loss of any of the LaTex Entities' title to any part of the LaTex Interests or that might hinder or impede in any material respect the use, operation or value of the LaTex Interests and LaTex shall promptly notify Alliance of any such suit, action, investigation, inquiry, claim or demand arising or threatened prior to the Closing with respect to which LaTex receives notice. To the knowledge of the LaTex Entities, there are no facts, events or conditions existing with respect to operations or conditions of the LaTex Interests which are reasonably likely to hinder or impede the use, operation or value of the LaTex Interests in any material respect or which are reasonably likely to form the basis of a claim of any party against any of the LaTex Entities or any of their assets that would result in a Material Effect.

          4.11  LaTex Oil and Gas Contracts.
                ---------------------------

          (a) To the knowledge of the LaTex Entities, all of the Leases included in the LaTex Interests are in full force and effect and are the valid and legally binding obligations of the parties to those agreements and are enforceable in all material respects in accordance with their respective terms.

          (b) To the knowledge of the LaTex Entities, none of the LaTex Entities is in material breach or default with respect to any of its representations, warranties or obligations pursuant to any of the LaTex Oil and Gas Contracts or with respect to any regulations incorporated in or governing the LaTex Oil and Gas Contracts.

          (c) To the knowledge of the LaTex Entities, all payments (including royalties, delay rentals, shut-in royalties, payments due under unit or operating agreements but excluding royalties held in suspense and good faith by the LaTex Entities for a justifiable purpose) due under the Leases included in the LaTex Interests have been properly and timely made; all conditions necessary to keep such Leases in force have been fully performed; and no notices have been received by the LaTex Entities of any claim to the contrary.

          (d) To the knowledge of the LaTex Entities, there are no obligations to engage in continuous development operations in order to maintain any Lease included in the LaTex Interests in force and effect.

          (e) To the knowledge of the LaTex Entities, the execution and delivery of this Agreement and the consummation of the transaction as contemplated by this Agreement will not result in a material breach of, constitute a material default under, result in a material violation of or entitle any party to a right of first refusal or preferential right to purchase under any of the LaTex Oil and Gas Contracts.

          (f) To the knowledge of the LaTex Entities, the LaTex Entities have fulfilled all material requirements for filings, certificates, disclosures of parties in interest and other similar matters contained in (or otherwise, by law, rule or regulation, applicable to) the Leases included in the LaTex Interests and are fully qualified to own and hold ail such Leases.

          4.12  Operations.
                ----------

          (a) To the knowledge of the LaTex Entities, the LaTex Interests are being developed, operated and maintained in material compliance with the LaTex Oil and Gas Contracts. In operating the LaTex Interests, the LaTex Entities are not dependent on the right to use the property of others, except under valid and enforceable agreements, rights or other arrangements included in the LaTex Oil and Gas Contracts.

          (b) Since April 30, 1996, none of the LaTex Entities, directly or indirectly, has operated or in any manner dealt with, incurred obligations with respect to, or undertaken any transactions relating to, the LaTex Interests other than in the ordinary course of business consistent with past practice or other than sales of property in any single transaction having a value of less than $25,000, and, to the knowledge of the LaTex Entities, the LaTex Interests have not suffered any destruction, damage, or loss (except depreciation of equipment through ordinary wear and tear) that would result in a Material Effect.

          (c) To the knowledge of the LaTex Entities, there are no outstanding authorities for expenditures ("AFEs") covering work in progress or work not yet started covering the LaTex Interests. Prior to Closing, LaTex will provide Alliance with an updated listing of similar information concerning AEEs outstanding as of a date not more than three (3) business days prior to Closing.

          (d) To the knowledge of the LaTex Entities, no condition, obligation or other circumstance, including any prior overproduction under a gas balancing agreement, exists that would adversely affect the right of the LaTex Entities to receive their full share of production and full payment of proceeds from the sale of Hydrocarbons produced from any of the LaTex Interests.

          4.13  No Reversionary Interests. To the knowledge of the LaTex
                -------------------------
Entities, the LaTex Interests are not subject to any reversionary, back-in or similar rights, the exercise of which would reduce the LaTex's Entities' Net Revenue Interests to less than the Net Revenue Interests set forth in Exhibits
                                                                      --------
B-1 and B-2.
-----------

          4.14  Sales and Transportation Agreements. There are no material crude
                -----------------------------------
oil and condensate sales, arrangements or gas purchase and sales agreements or division orders relating to the LaTex Interests (collectively "LaTex Sales Agreements") and no material transportation agreements relating to the LaTex Interests that cannot be terminated by the LaTex Entities upon 60 days' or less notice without penalty or detriment to the LaTex Entities. There are no LaTex

Sales Agreements pursuant to which Hydrocarbons are being sold at less than the prevailing market price therefor.

          4.15  Tax Partnerships. None of the LaTex Entities have filed any
                ----------------
federal or state income tax returns identifying the LaTex Interests as held by any tax partnership.

          4.16  Prepayments. To the knowledge of the LaTex Entities, there
                -----------
exists no material imbalance regarding production taken or marketed from any Lease included in the LaTex Interests or otherwise affecting any of the LaTex Entities which could result in (i) a portion of its interest in production therefrom to be taken or delivered after the Closing Date without the applicable entity receiving full payment therefor and at the price it would have received absent such imbalance; or (ii) the applicable entity being obligated to make payment to any person or entity as a result of such imbalance; or (iii) production being shut-in or curtailed after the Closing Date due to non-compliance with allowables, production quotas, proration rules or similar orders or regulations of a Governmental Entity; and none of the LaTex Entities is obligated, by virtue of any prepayment arrangement take-or-pay agreement or similar arrangements to deliver Hydrocarbons produced from the LaTex Interests at some future time without then receiving full payment therefor in all material respects.

          4.17  Production Sales Contracts. To the knowledge of the LaTex
                --------------------------
Entities, the buyers under all production sales contracts pursuant to which any of the LaTex Entities is selling crude oil or natural gas or constituents thereof produced from the Leases included in the LaTex Interests are in compliance in all material respects with all the material terms of such contracts and none of the LaTex Entities has received a notice from any such buyer of such party's intention or desire to modify, renegotiate or repudiate any such contract or any of the material terms thereof.

          4.18  Calls. To the knowledge of the LaTex Entities, no person has any
                -----
call upon, option to purchase, or similar right to purchase any portion of the Hydrocarbons from the LaTex Interests at a price less than the prevailing market price therefor.

          4.19  Reserve Reports. With respect to such LaTex Reserve Report, (a)
                ---------------
the information furnished by the LaTex Entities to the reserve engineers in connection with the preparation of the LaTex Reserve Report was true and correct in all material respects; (b) to the knowledge of the LaTex Entities, the assumptions utilized in the preparation of the LaTex Reserve Report are reasonable in light of the properties involved; (c) to the knowledge of the LaTex Entities, the calculations and other methodology utilized in the preparation of the LaTex Reserve Report are consistent with generally accepted standards of petroleum reservoir engineering at the dates of their preparation;
(d) none of the LaTex Entities have any knowledge that the oil, condensate, natural gas liquids and gas reserves attributable to the LaTex Interests as of the date of the LaTex Reserve Report are materially less than the estimates of quantities of those reserves shown in the LaTex Reserve Report; (e) none of the LaTex Entities have any knowledge of any change (other than normal depletion by production in the ordinary course, price changes, and sales of property in any single transaction having a value of less than $25,000) occurring since the date of the LaTex Reserve Report that would result in a material change in the information contained in the LaTex Reserve Report, and (f) to the knowledge of the LaTex Entities, none of the LaTex Entities or the LaTex Interests are subject to any agreements, consents, orders or regulations that would materially reduce the rate of production of Hydrocarbons or other substances from the LaTex Interests below that reflected in the LaTex Reserve Report.

          4.20  Wells.
                -----

          (a) To the knowledge of the LaTex Entities, all of LaTex's Wells have been drilled and completed within the boundaries of the Major Producing Leases of the LaTex Entities or within the limits otherwise permitted by the LaTex Oil and Gas Contracts, and by law.

          (b) To the knowledge of the LaTex Entities, the drilling and completion of all LaTex's Wells and all development and operations of the LaTex Interests have been conducted in material compliance with all applicable laws, ordinances, rules, regulations and permits, and judgments, orders and decrees of any Governmental Entity.

          (c) To the knowledge of the LaTex Entities, none of LaTex's Wells is subject to material penalties on allowable production after the date of this Agreement because of any overproduction or any other violation of applicable laws, rules, regulations or permits or judgments, orders or decrees of any Governmental Entity that would prevent any of LaTex's Wells from being entitled to its full legal and regular allowable production from and after the date of this Agreement as prescribed by any Governmental Entity.

          4.21  No Funds in Suspense. To the knowledge of the LaTex Entities,
                --------------------
all material proceeds from the sale of Hydrocarbons produced from the LaTex Interests are currently being paid to the LaTex Entitles and no portion of such proceeds is currently being held in suspense by any purchaser thereof or any other party by whom proceeds are paid except for immaterial amounts.

          4.22  Regulatory Compliance. To the knowledge of the LaTex Entities,
                ---------------------
all material filings and approvals under the Natural Gas Policy Act of 1978, as amended for with the Federal Energy Regulatory Commission ("FERC"), or required under any rules or regulations adopted by FERC which are necessary for the operation of the LaTex Interests in the manner in which they are presently operated, have been made or granted.

          4.23  Physical Condition of Facilities. To the knowledge of the LaTex
                --------------------------------
Entities, in all material respects, the physical facilities on the LaTex Interests (including facilities held under lease) have been maintained in accordance with good industry maintenance practices and are in a state of repair (normal wear and tear excepted) that is adequate for the intended use of such facilities in the ordinary conduct of the business.

          4.24  Data Regarding the LaTex Interests. All of the information
                ----------------------------------
described in Sections 6.6 and 6.7 made or to be made available to Alliance and
             ------------     ---
its representatives is accurate and complete in all material respects, when considered in context and together with all relevant information made available.

          4.25  Litigation.
                ----------

          (a) There is no action, proceeding, investigation or inquiry pending or, to the knowledge of the LaTex Entities, threatened (i) against or affecting any of the LaTex Entities or their assets or ordinary conduct of the business that, if determined adversely to the LaTex Entities, would result in a Material Effect or (ii) that questions this Agreement or any action contemplated by this Agreement or in connection with the Merger.

          (b) There are no citations, fines or penalties heretofore asserted against any of the LaTex Entities or their assets under any federal, state or local law relating to air, noise or water pollution or other environmental protection matters, or relating to occupational health or safety, of which such entity has received notice and that remain unpaid or that could otherwise bind the assets of any of the LaTex Entities and that would result in a Material Effect.

          (c) LaTex has no knowledge of any state of facts or of the occurrence or nonoccurrence of any event or group of related events, that should reasonably cause LaTex to determine that there exists any basis for any material claim against the LaTex Entities for any of the matters described in paragraphs (a) or (b).

          4.26  Tax Returns and Payments.
                ------------------------

          (a) The LaTex Entities (or the common parent of any affiliated group of which any of such entities is or has been a member) have duly filed in correct form in all material respects all Tax Returns required to be filed by such entities and have duly paid or provided for payment of (or there have been paid on their behalf) all Taxes due or claimed to be due from them by federal, state, local or foreign taxing authorities, excluding Taxes that are being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided and that are specifically identified in Section 4.26
                                                                    ------------
of the LaTex Disclosure Schedule.
--------------------------------

          (b) There are no tax liens upon any property or assets owned by any of the LaTex Entities that would have a Material Effect.

          (c) All Tax Returns of the LaTex Entities filed, including any amendments to date, have been prepared in good faith without willful misrepresentation and are complete and accurate in all material respects. The federal income tax returns of the LaTex Entities have been examined by the Internal Revenue Service for all periods through December 31, 1990, and all deficiencies assessed as a result of such examination have been paid in full or finally settled and no issue has been raised by the Internal Revenue Service in any such examination that has been resolved adversely to any of the LaTex Entities or is still pending and, by application of similar principles, reasonably could be expected to result in an assertion by the Internal Revenue Service of a material deficiency in any other taxable year or with respect to any other of the LaTex Entities. There are no outstanding agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax Returns or the payment by, or assessment against, any of the LaTex Entities for any Taxes. Each of the LaTex Entities is taxed as a C corporation under the Code.

          (d) The reserves made for Taxes on the respective balance sheets in the LaTex Financial Statements are sufficient for the payment of all unpaid Taxes due and payable by the LaTex Entities attributable to all periods ended on or before the date of the respective balance sheets in accordance with GAAP.

          4.27  Insurance. Section 4.27 of the LaTex Disclosure Schedule
                ---------  ---------------------------------------------
contains a true, correct, and complete description of all policies of fire, casualty and extended coverage, public liability, products liability, worker's compensation and other forms of insurance owned or held by or for the benefit of the LaTex Entities (other than insurance owned or held by operators for those LaTex Interests where one of the LaTex Entities is not the operator). All such policies are sufficient for material compliance with all requirements of law and all agreements for which those entities are parties, are, to the knowledge of the LaTex Entities, valid and enforceable policies, will remain in full force and effect through the respective dates set forth in Section 4.27 of the LaTex
                                                     -------------------------
Disclosure Schedule, subject to the timely payment of the premiums set forth
-------------------
therein, and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. All premiums due under such policies have been paid and the insureds have complied in all material respects with such policies.

          4.28  Bank Accounts. Section 4.28 of the LaTex Disclosure Schedule
                -------------  ---------------------------------------------
sets forth the names and locations of all bank institutions at which the LaTex Entities maintain accounts or lock boxes of any nature, the account or box number and the names of all persons authorized to draw thereon or make withdrawals therefrom.

          4.29  Contracts.
                ---------

          (a)   Section 4.29 of the LaTex Disclosure Schedule contains a
                ---------------------------------------------
complete and correct list as of the date hereof of all agreements, contracts and commitments of the following types (and all amendments thereto), written or oral, to which any of the LaTex Entities is a party or by which any of their properties is bound:

          (i) notes, agreements, mortgages, indentures, security agreements and other instruments relating to the borrowing of money or evidence of credit or the deferred purchase price of property, or the direct or indirect guarantee by such entities of any such indebtedness or deferred purchase price, in excess of $20,000;

          (ii) leases of real property and material personal property providing for payments under any such lease or group of related leases at an annual rate in excess of $25,000 (other than Leases);

          (iii) partnership or joint venture agreements;

          (iv) management, employment and consulting agreements or other contracts for personal services that are not terminable by any of such entities on not more than one month's notice without penalty;

          (v) agreements providing for liability for severance pay, collective bargaining agreements, labor contracts, or labor or personnel policies;

          (vi)  surety, performance and maintenance bonds in excess of $5,000;

          (vii) agreements or commitments for capital expenditures in excess of $25,000;

          (viii) any plan, contract or arrangement providing for bonuses, pensions, deferred compensation, retirement plan payments, profit sharing, incentive pay, or for any other employee benefit plan;

          (ix)  brokerage or finder's agreements;

          (x) any agreement that (a) restricts the right of such entities to engage in any place in any line of business or (b) would restrict the right of the Surviving Corporation or any Subsidiary of the Surviving Corporation to engage in any line of business after the Closing Date;

          (xi) any contract, commitment or agreement that involves the disposition after April 30, 1996 of any assets of any of such entities not in the ordinary course of business consistent with past practice;

          (xii) any contract, commitment or agreement between any of such entities or between any of such entities and any director or officer of any of the LaTex Entities in excess of $10,000;

          (xiii) any LaTex Oil and Gas Contract that commits any of the LaTex Entities to make any capital expenditures in any calendar year; and

          (xiv) other agreements, contracts and commitments that in any way involve payments or receipts during the remaining term of such agreement, contract or commitment in excess of $25,000.

          (b) LaTex has made available to Alliance complete and correct copies of all written agreements, contracts and commitments, together with all amendments thereto, and accurate (in all material respects) descriptions of all oral agreements, in all cases, described in subparagraph (a). Such agreements, contracts and commitments are in full force and effect, and all of such entities and, to the knowledge of the LaTex Entities, all other parties to such agreements, contracts and commitments have performed all obligations required to be performed by them to date thereunder in all material respects and are not in default thereunder in any material respect.

          (c) None of the LaTex Entities has outstanding any powers of attorney, including powers of attorney with respect to representation before any Governmental Entity, customs agents and brokers, or given in connection with qualification to conduct business in any other jurisdiction.

          4.30  Transactions with Interested Persons. No officer or director of
                ------------------------------------
any of the LaTex Entities (or spouse or any child thereof) owns, directly or indirectly, on an individual or joint basis, any material interest in, or serves as an officer, director or employee of, any customer, competitor or supplier of or any person or entity that has a material contract or arrangement with any of the LaTex Entities, except for holdings of capital stock not exceeding one percent (1%) of the total number of shares of capital stock of such customer, competitor or supplier outstanding.

          4.31  Compensation and Employee Plans.
                --------------------------------

          (a) LaTex has provided Alliance (i) the names and current annual compensation rates of all present directors, officers, employees, independent contractors or agents of each of the LaTex Entities and (ii) the number, job category and range of compensation by job category of all employees of such entities.

          (b)   Section 4.31 of the LaTex Disclosure Schedule sets forth the
                ---------------------------------------------
name of each Plan applicable to any of the LaTex Entities and lists all documents evidencing any Plan applicable to any of the LaTex Entities.

          (c) Each Plan applicable to any of the LaTex Entities is now, and has been from its inception, administered in compliance in all material respects with the provisions of all applicable laws and regulations, including ERISA, the Code and the ADEA, insofar as such statutes are applicable to such Plan.

          4.32  Accounts Receivable; Inventories.
                --------------------------------

          (a) The accounts receivable of the LaTex Entities as reflected on the respective balance sheets of the LaTex Financial Statements (except to the extent collected after the date thereof) (i) have arisen in the ordinary course of business for goods delivered or services rendered, and (ii) are good and collectible, except as otherwise reserved for on the respective balance sheets.

          (b) To the knowledge of the LaTex Entities, all of the LaTex Entities accounts receivable existing at Closing will be collectible in all material respects at their aggregate recorded amounts (net of any allowances for doubtful accounts reflected on the LaTex Financial Statements) in the ordinary course of business within ninety (90) days of the Closing, without resort to litigation, and will not be subject to counterclaim or set off.

          (c) The inventories of the LaTex Entities as reflected on the respective balance sheets included in the LaTex Financial Statements have been valued in accordance with GAAP and customary industry practice using COPAS guidelines.

          4.33  Brokers, Finders and Advisors. LaTex has not employed any
                -----------------------------
broker, finder, or investment advisor on its behalf, or incurred any liability for any brokerage or finder's fees or commissions in connection with the transaction contemplated hereby.

          4.34  Labor Force.
                -----------

          (a) Each of the LaTex Entities is in compliance in all material respects with all applicable laws (including without limitation federal income tax laws), ordinances, regulations, statutes, rules and restrictions of any Governmental Entity respecting employment and employment practices and terms and conditions of employment.

          (b) No union representation question exists respecting the employees of any of the LaTex Entities and, to the knowledge of the LaTex Entities, no union organizing activities are taking place.

          4.35  Books and Records. The books and records of each of the LaTex
                -----------------
Entities (including, without limitation, the books of account, minute books and stock record books) are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute books of each of the LaTex Entities contain accurate and complete records in all material respects of all meetings held of, and corporate action taken by, the shareholders and the Boards of Directors of the respective entities and no meetings of or actions by such shareholders or any such Boards of Directors have been held or taken for which minutes have not been prepared and are not contained in such minute books. None of the records and written documents furnished or made available to Alliance's representatives or agents by the LaTex Entities concerning the LaTex Interests, when considered in context and together with any relevant or related documents also so furnished or made available, contain any untrue statement of material fact or omit a material fact necessary to make any statement therein not misleading.

          4.36  Payments. None of the LaTex Entities has, directly or
                --------
indirectly, paid or delivered any fee, commission or other sum of money or item of property however characterized to any finder, agent, government official or other party, in the United States or any other country, in any manner related to its business or operations, which such entity knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country or territory having jurisdiction over such entity, and has not participated, directly or indirectly, in any boycotts or similar practices.

          4.37  Public Utility Holding Company. None of the LaTex Entities owns
                ------------------------------
or operates any facilities used for the retail distribution of natural or manufactured gas for heat, light or power, nor does any of the LaTex Entities, directly or indirectly, own, control or hold with power to vote ten percent (10%) or more of the outstanding stock of, or exercise direct or indirect controlling influence over the management or policies of such a company or a company so controlling such a company.

          4.38  SEC Filings. LaTex has filed all forms, reports and documents
                -----------
required to be filed with the Commission since January 1, 1993. All of such filings were prepared in accordance with the requirements of all applicable laws and did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          4.39  Disclosure.  No representation or warranty made by LaTex in this
                ----------
Agreement (including, without limitation, in the LaTex Disclosure Schedule) contains any untrue statement of material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which made.

     5.   Representations, Warranties and Covenants of Alliance.
          -----------------------------------------------------

     Except as expressly set forth and specifically identified by section number of this Agreement in the Alliance Disclosure Schedule, Alliance represents, warrants and covenants to LaTex, on the date hereof and as of the Closing Date, as follows:

          5.1  Organization, etc.
               -----------------

          (a) Alliance is a public limited company duly incorporated and validly existing under the laws of England and Wales. Each of Alliance's U.K. Subsidiaries is a limited company duly incorporated and validly existing under the laws of England and Wales. Each of Alliance's other Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Alliance Entities has the requisite corporate power and authority to carry on its business as now being conducted and to own, lease and operate its property and assets, and each of the United States Alliance Entities is duly qualified or licensed to do business and is in good standing in every jurisdiction in which the failure to be so qualified and licensed could have a Material Effect. Section 5.1 of the Alliance
                                                     ---------------------------
Disclosure Schedule sets forth the name and jurisdiction of incorporation of
-------------------
each of Alliance's Subsidiaries and each jurisdiction in which each of the Alliance Entities is qualified or licensed to do business. Alliance has heretofore delivered to LaTex true, correct and complete copies of the organizational documents of each of the Alliance Entities as presently in effect.

          (b) Section 5.1 of the Alliance Disclosure Schedule sets forth a
              -----------------------------------------------
complete list of the present officers and directors of each of the Alliance Entities.

          5.2  Capitalization.
               --------------

          (a) The authorized, issued and outstanding capital stock of each of the Alliance Entities is as set forth in Section 5.2 of the Alliance Disclosure
                                         --------------------------------------
Schedule. All of the issued shares of each of the Alliance Entities are, and all
--------
of the Alliance Shares to be issued in consideration of the cancellation of LaTex Shares upon consummation of the Merger, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and none of such shares have been or will be issued in violation of the preemptive rights of any person.

          (b) There are no (i) shares of capital stock or other securities bearing voting or other equity rights, whether contingent or not, of any of the Alliance Entities outstanding; (ii) outstanding subscriptions, puts, options, warrants or other rights, contractual or otherwise, to purchase or acquire any capital stock of any of the Alliance Entities; or (iii) contracts, commitments, understandings, arrangements or restrictions by which any of the Alliance Entities is or may become bound to issue any additional equity interests or any options or rights with respect thereto, or any securities convertible into any equity interests.

          (c) The issued and outstanding stock of Alliance owned by the directors and 5% or greater stockholders of Alliance is owned of record, and to the knowledge of Alliance, beneficially, as described in Section 5.2 of the
                                                         ------------------
Alliance Disclosure Schedule. Alliance beneficially owns all of the issued and
----------------------------
outstanding stock of each of its Subsidiaries, directly or indirectly, free and clear of all Encumbrances. Except for its Subsidiaries, neither Alliance nor any of its Subsidiaries owns or holds any equity, debt or other interest in any entity or business or any option to acquire any such interest, except for accounts receivable that have arisen in the ordinary course of business.

          5.3  Authority; No Violation.
               -----------------------

          (a) The execution and performance of this Agreement by Alliance and Newco have been duly and validly authorized by the respective boards of directors of Alliance and Newco and, except for the approval of the Alliance Stockholders, no other corporate action is necessary to authorize the execution, delivery and performance of this Agreement by Alliance or Newco. Alliance has full, absolute and unrestricted right, power and authority to execute and perform this Agreement and, subject to the approval by the Alliance Stockholders, to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed by Alliance and Newco and, subject to approval by the Alliance Stockholders, is a valid and binding obligation of Alliance and Newco, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, reorganization, receivership or similar laws affecting the rights of creditors generally.

          (b) None of the execution, delivery or performance of this Agreement does or will, after the giving of notice, lapse of time or otherwise, (i) result in any violation of or be in conflict with or constitute a default under any term or provision of the organizational documents of any of the Alliance Entities, or any term or provision of any judgment, decree, order, statute, injunction, rule or regulation applicable to any of the Alliance Entities or of any material note, bond, mortgage, indenture, lease, license, franchise, agreement or other instrument or obligation to which any of the Alliance Entities is bound; (ii) result in the creation of any material Encumbrance upon Alliance Shares, the securities of the Surviving Corporation or any of the properties or assets of any of the Alliance Entities pursuant to any such term or provision; or (iii) constitute a material default under or give any party the right to accelerate, amend or modify, terminate, abandon or refuse to perform or comply with, any material contract, agreement, arrangement, commitment or plan to which any of the Alliance Entities is a party, or by which any of the Alliance Entities or any of their rights, properties or assets may be subject or bound.

          5.4  Consents and Approvals. No consent, waiver, approval or
               ----------------------
authorization of, or declaration, designation, filing, registration or qualification with, any Governmental Entity or any third party, is required to be made or obtained by any of the Alliance Entities in connection with the execution, delivery and performance of this Agreement or to preserve any material rights and benefits enjoyed by any of the Alliance Entities on the date hereof following the consummation of the transactions contemplated by this Agreement except (a) those that have already been obtained or (b) those specifically contemplated by this Agreement.

          5.5  Violations of Laws, Permits, etc.
               --------------------------------

          (a) None of the Alliance Entities is in violation of any term or provision of its organizational documents. None of the Alliance Entities is in violation of any term or provision of any judgment, decree, order, statute, injunction, rule, ordinance or regulation applicable to it, or of any agreement or instrument applicable to such entity where the violation thereof would result in a Material Effect.

          (b) Each of the Alliance Entities holds and has maintained in full force and effect all certificates, licenses and permits material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending where such revocation or limitation would result in a Material Effect.

          5.6  Alliance Financial Statements.
               -----------------------------

          (a) In all material respects the consolidated Alliance Financial Statements fairly present the consolidated assets, liabilities and financial position of the respective entities purported to be covered thereby as of the dates thereof and the results of their operations and cash flow for the respective periods ended on such dates, all in conformity with GAAP consistently applied, except that the October 31, 1995 unaudited interim financial statements do not contain footnotes (that, if presented, would not differ materially from those in the audited Alliance Financial Statements) and are subject to normal, recurring year-end adjustments (which will not, individually or in the aggregate, have a Material Effect).

          (b) The Affiance Financial Statements were prepared from the books and records of each of the respective entities purported to be covered thereby. Such Alliance Financial Statements do not contain any items of a material special or nonrecurring nature, except as expressly noted in such statements

          5.7  No Undisclosed Liabilities, etc. None of the Alliance Entities
               -------------------------------
has any material liabilities or obligations, whether direct, indirect, absolute or contingent (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others), except (a) liabilities that are fully reflected on or reserved against on the latest balance sheet of such entity included in the Alliance Financial Statements or (b) liability incurred in the ordinary course of business since the date of the latest balance sheet included in the Alliance Financial Statements that are consistent with past practice.

          5.8  Absence of Certain Changes. Since the date of the latest audited
               --------------------------
Alliance Financial Statement, except as specifically disclosed in the October 31, 1995 unaudited interim consolidated Alliance Financial Statements, none of the Alliance Entities has:

          (a) Suffered any change that would result in a Material Effect.,

          (b) Adopted or made any change in any pension, retirement, profit sharing or other employee benefit plan or arrangement;

          (c) Borrowed or agreed to borrow any money or incurred, assumed or become subject to, whether directly or by way of guarantee or otherwise, any other material obligation or liability for borrowed money, whether absolute or contingent;

          (d) (i) Issued, purchased or redeemed any of its capital securities or any option, warrant or right to purchase any of the same; or (ii) authorized, declared or made any dividends, distributions of earnings or capital on, or splits or any other reclassification of its equity securities;

          (e) Mortgaged, pledged or subjected to any Encumbrance any material portion of its assets, tangible or intangible, having a value in excess of $25,000 in the aggregate;

          (f) Acquired or disposed of, or entered into any agreement to acquire or dispose of, any material assets or properties, other than oil and gas production in the ordinary course of business, or other assets having a value in excess of $25,000 in the aggregate;

          (g) Increased the salaries, compensation, pension or other benefits payable, or paid any bonuses, to its officers and directors or their Affiliates;

          (h) Forgiven or canceled any debts or claims or waived any rights against any officer or director of the Alliance Entities or their Affiliates or forgiven or canceled any material debts or claims or waived any rights against any other person in excess of $25,000 in the aggregate;

          (i) Entered into, terminated or received notice of the termination of any commitment, contract, agreement or transaction that is material to any of the Alliance Entities; or

          (j) Agreed, either in writing or otherwise, to take any action described in this Section 5.8.
                  -----------

          5.9  Title to Property; Encumbrances.
               -------------------------------

          (a) The Alliance Entities, either directly or indirectly, have (and as of the Closing will have) good and defensible title to the Alliance Interests.

          (b) The Alliance Entities own no real property other than the Alliance Interests. Schedule 5.28 of the Alliance Disclosure Schedule sets forth a
           -------------------------------------------------
complete list of all real property other than the Alliance Interests that the Alliance Entities lease or sublease and which lease or sublease provides for payments at an annual rate in excess of $25,000. Alliance has delivered to LaTex correct and complete copies of all such leases and subleases (the "Alliance Real Property leases"). With respect to each such Real Property Lease:

          (i) each Alliance Real Property Lease is legal, valid, binding, enforceable and in full force and effect;

          (ii) each Aliance Real Property Lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

          (iii) to the knowledge of the Alliance Entities, no party to any Alliance Real Property lease is in breach or default and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder;

          (iv) to the knowledge of the Alliance Entities, no party to any Alliance Real Property lease has repudiated any provision thereof;

          (v) to the knowledge of the Alliance Entities, there are no disputes, oral agreements or forbearance programs in effect as to any Alliance Real Property lease;

          (vi) with respect to each sublease included as a Alliance Real Property Lease, the representations and warranties set forth in subsections
     (i) and (v) above are true and correct with respect to the underlying lease;

          (vii) none of the Alliance Entities has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold;

          (viii) to the knowledge of the Alliance Entities, all facilities leased or subleased thereunder have received all approvals of all Governmental Entities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws and regulations;

          (ix) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities; and

          (x) to the knowledge of the Alliance Entities, the owner of the facility leased or subleased has good and marketable title to the parcel of real property, free and clear of any security interest, easement, covenant or other restriction, except for installments of special easements not yet delinquent and recorded easements; covenants, and other restrictions which do not impair the current use, occupancy or value or the marketability of title, of the property subject thereto.

          (c) The Alliance Entities, either directly or indirectly, have (and as of the Closing will have) good and defensible title to and other legal right to use all properties and assets, real, personal and mixed, tangible and intangible (other than the Alliance Interests), reflected as owned on the latest balance sheet included in the Alliance Financial Statements of the relevant entity or acquired after the date of such balance sheet, except for properties and assets disposed of in accordance with customary practice in the business or disposed of for full and fair value since the date of such balance sheet in the ordinary course of business consistent with past practice and except for matters that would not have a Material Effect.

          (d) There are no properties (real, personal or mixed, tangible or intangible) owned by any Alliance Stockholders or any Affiliate of the Alliance Stockholders that are used in the normal day-to-day operations of the Alliance Entities as conducted prior to the Closing Date.

          (e) The properties and assets described in (a), (b) and (c) above are free and clear of any and all Encumbrances, except the Permitted Encumbrances.

          5.10  Proceedings Affecting the Alliance Interests.  There is no
                --------------------------------------------
action, proceeding, investigation inquiry, claim or demand pending or, to the knowledge of the Alliance Entities, threatened that is likely to result in the material impairment or loss of any of the Alliance Entities' title to any part of the Alliance Interests or that might hinder or impede in any material respect the use operation or value of the Alliance Interests and Alliance shall promptly notify LaTex of any such suit, action, investigation, inquiry, claim or demand arising or threatened prior to the Closing with respect to which Alliance receives notice. To the knowledge of the Alliance Entities, there are no facts, events or conditions existing with respect to operations or conditions of the Alliance Interests which are reasonably likely to hinder or impede the use, operation or value of the Alliance Interests in any material respect or which are reasonably likely to form the basis of a claim of any party against any of the Alliance Entities or any of their assets that would result in a Material Effect.

          5.11  Alliance Oil and Gas Contracts.
                ------------------------------

          (a) To the knowledge of the Alliance Entities, all of the leases included in the Alliance Interests are in full force and effect and are the valid and legally binding obligations of the parties to those agreements and are enforceable in all material respects in accordance with their respective terms.

          (b) To the knowledge of the Alliance Entities, none of the Alliance Entities is in material breach or default with respect to any of its representations, warranties or obligations pursuant to any of the Alliance Oil and Gas Contracts or with respect to any regulations incorporated in or governing the Alliance Oil and Gas Contracts.

          (c) To the knowledge of the Alliance Entities, all payments (including royalties, delay rentals, shut-in royalties, payments due under unit or operating agreements but excluding royalties held in suspense and good faith by the Alliance Entities for a justifiable purpose) due under the Leases included in the Alliance Interests have been properly and timely made; all conditions necessary to keep such leases in force have been fully performed; and no notices have been received by the Alliance Entities of any claim to the contrary.

          (d) To the knowledge of the Alliance Entities, there are no obligations to engage in continuous development operations in order to maintain any Lease included in the Alliance Interests in force and effect.

          (e) To the knowledge of the Alliance Entities, the execution and delivery of this Agreement and the consummation of the transaction as contemplated by this Agreement will not result in a material breach of, constitute a material default under, result in a material violation of or entitle any party to a right of first refusal or preferential right to purchase under any of the Alliance Oil and Gas Contracts.

          (f) To the knowledge of the Alliance Entities, the Alliance Entities have fulfilled all material requirements for filings, certificates, disclosures of parties in interest and other similar matters contained in (or otherwise, by law, rule or regulation, applicable to) the leases included in the Alliance Interests and are fully qualified to own and hold all such Leases.

          5.12  Operations.
                ----------

          (a) To the knowledge of the Alliance Entities, the Alliance Interests are being developed, operated and maintained in material compliance with the Alliance Oil and Gas Contracts. In operating the Alliance Interests, the Alliance Entities are not dependent on the right to use the property of others, except under valid and enforceable agreements, rights or other arrangements included in the Alliance Oil and Gas Contracts.

          (b) Since October 31, 1995, none of the Alliance Entities, directly or indirectly, has operated or in any manner dealt with, incurred obligations with respect to, or undertaken any transactions relating to, the Alliance Interests other than in the ordinary course of business consistent with past practice or other than sales of property in any single transaction having a value of less than $25,000, and, to the knowledge of the Alliance Entities, the Alliance Interests have not suffered any destruction, damage, or loss (except depreciation of equipment through ordinary wear and tear) that would result in a Material Effect.

          (c) To the knowledge of the Alliance Entities, there are no outstanding AFEs covering work in progress or work not yet started covering the Alliance Interests. Prior to Closing, Alliance will provide LaTex with an updated listing of similar information concerning AFEs outstanding as of a date not more than three (3) business days prior to Closing.

          (d) To the knowledge of the Alliance Entities, no condition, obligation or other circumstance, including any prior overproduction under a gas balancing agreement exists, that would adversely affect the right of the Alliance Entities to receive their full share of production and full payment of proceeds from the sale of Hydrocarbons produced from any of the Alliance Interests.

          5.13  No Reversionary Interests. To the knowledge of the Alliance
                -------------------------
Entities, the Alliance Interests are not subject to any reversionary, back-in or similar rights, the exercise of which would reduce the Alliance Entities' Net Revenue Interests to less than the Net Revenue Interests set forth in Exhibits
                                                                      --------
A-l and A-2.
-----------

          5.14  Sales and Transportation Agreements. There are no material crude
                -----------------------------------
oil and condensate sales, arrangements or gas purchase and sales agreements or division orders relating to the Alliance Interests (collectively "Alliance Sales Agreements") and no material transportation agreements relating to the Alliance Interests that cannot be terminated by the Alliance Entities upon 60 days' or less notice without penalty or detriment to the Alliance Entities. There are no

Alliance Sales Agreements pursuant to which Hydrocarbons are being sold at less than the prevailing market price therefor.

          5.15  Tax Partnerships. None of the Alliance Entities have filed any
                ----------------
federal or state income tax returns identifying the Alliance Interests as held by any tax partnership.

          5.16  Prepayments. To the knowledge of the Alliance Entities, there
                -----------
exists no material imbalance regarding production taken or marketed from any Lease included in the Alliance Interests or otherwise affecting any of the Alliance Entities which could result in (i) a portion of its interest in production therefrom to be taken or delivered after the Closing Date without the applicable entity receiving full payment therefor and at the price it would have received absent such imbalance; or (ii) the applicable entity being obligated to make payment to any person or entity as a result of such imbalance; or (iii) production being shut-in or curtailed after the Closing Date due to non-compliance with allowables, production quotas, proration rules or similar orders or regulations of a Governmental Entity; and none of the Alliance Entities is obligated, by virtue of any prepayment arrangement take-or-pay agreement or similar arrangements to deliver Hydrocarbons produced from the Alliance Interests at some future time without then receiving full payment therefor in all material respects.

          5.17  Production Sales Contracts. To the knowledge of the Alliance
                --------------------------
Entities, the buyers under all production sales contracts pursuant to which any of the Alliance Entities is selling crude oil or natural gas or constituents thereof produced from the Leases included in the Alliance Interests are in compliance in all material respects with all the material terms of such contracts and none of the Alliance Entities has received a notice from any such buyer of such party's intention or desire to modify, renegotiate or repudiate any such contract or any of the material terms thereof.

          5.18  Calls. To the knowledge of the Alliance Entities, no person has
                -----
any call upon, option to purchase, or similar right to purchase any portion of the Hydrocarbons from the Alliance Interests at a price less than the prevailing market price therefor.

          5.19  Reserve Reports. With respect to the Alliance Reserve Report,
                ---------------
(a) the information furnished by the Alliance Entities to the reserve engineers in connection with the preparation of the Alliance Reserve Report was true and correct in all material respects; (b) to the knowledge of the Alliance Entities, the assumptions utilized in the preparation of the Alliance Reserve Report are true and correct in all material respects in light of the properties involved;
(c) to the knowledge of the Alliance Entities, the calculations and other methodology utilized in the preparation of the Alliance Reserve Report are consistent with generally accepted standards of petroleum reservoir engineering at the dates of their preparation; (d) none of the Alliance Entities have any knowledge that the oil, condensate, natural gas liquids and gas reserves attributable to the Alliance Interests as of the date of the Alliance Reserve Report are materially less than the estimates of quantities of those reserves shown in the Alliance Reserve Report; (e) none of the Alliance Entities have any knowledge of any change (other than normal depletion by production in the ordinary course, price changes, and sales of property in any single transaction having a value of less than $25,000) occurring since the date of the Alliance Reserve Report that would result in a material change in the information contained in the Alliance Reserve Report, and (f) to the knowledge of the Alliance Entities, none of the Alliance Entities or the Alliance Interests are subject to any agreements, consents, orders or regulations that would materially reduce the rate of production of Hydrocarbons or other substances from the Alliance Interests below that reflected in the Alliance Reserve Report.

          5.20  Wells.
                -----

          (a) To the knowledge of the Alliance Entitles, all of Alliance's Wells have been drilled and completed within the boundaries of the Major Producing Leases of the Alliance Entities or within the limits otherwise permitted by the Alliance Oil and Gas Contracts, and by law.

          (b) To the knowledge of the Alliance Entities, the drilling and completion of all Alliance's Wells and all development and operations of the Alliance Interests have been conducted in material compliance with all applicable laws, ordinances, rules, regulations and permits, and judgments, orders and decrees of any Governmental Entity.

          (c) To the knowledge of the Alliance Entities, none of Alliance's Wells is subject to material penalties on allowable production after the date of this Agreement because of any overproduction or any other violation of applicable laws, rules, regulations or permits or judgments, orders or decrees of any Governmental Entity that would prevent any of Alliance's Wells from being entitled to its full legal and regular allowable production from and after the date of this Agreement as prescribed by any Governmental Entity.

          5.21  No Funds in Suspense. To the knowledge of the Alliance Entities,
                --------------------
all material proceeds from the sale of Hydrocarbons produced from the Alliance Interests are currently being paid to the Alliance Entities and no portion of such proceeds is currently being held in suspense by any purchaser thereof or any other party by whom proceeds are paid except for immaterial amounts.

          5.22  Regulatory Compliance. To the knowledge of the Alliance
                ---------------------
Entities, all material filings and approvals under the Natural Gas Policy Act of 1978, as amended for with FERC, or required under any rules or regulations adopted by FERC which are necessary for the operation of the Alliance Interests in the manner in which they are presently operated, have been made or granted.

          5.23  Physical Condition of Facilities. To the knowledge of the
                --------------------------------
Alliance Entities, in all material respects, the physical facilities on the Alliance Interests (including facilities held under lease) have been maintained in accordance with good industry maintenance practices and are in a state of repair (normal wear and tear excepted) that is adequate for the intended use of such facilities in the ordinary conduct of the business.

          5.24  Data Regarding the Alliance Interests. All of the information
                -------------------------------------
described in Sections 7.6 and 7.7 made or to be made available to LaTex and its
             ------------     ---
representatives is accurate and complete in all material respects, when considered in context and together with all relevant information made available.

          5.25  Litigation.
                ----------

          (a) There is no action, proceeding, investigation or inquiry pending or, to the knowledge of the Alliance Entities, threatened (i) against or affecting any of the Alliance Entities or their assets or ordinary conduct of the business that, if determined adversely to the Alliance Entities, would result in a Material Effect or (ii) that questions this Agreement or any action contemplated by this Agreement or in connection with the Merger.

          (b) There are no citations, fines or penalties heretofore asserted against any of the Alliance Entities or their assets under any federal, state or local law relating to air, noise or water pollution or other environmental protection matters, or relating to occupational health or safety, of which such entity has received notice and that remain unpaid or that could otherwise bind the assets of any of the Alliance Entities and that would result in a Material Effect.

          (c) Alliance has no knowledge of any state of facts or of the occurrence or nonoccurrence of any event or group of related events, that should reasonably cause Alliance to determine that there exists any basis for any material claim against the Alliance Entities for any of the matters described in paragraphs (a) or (b).

          5.26  Tax Returns and Payments.
                ------------------------

          (a) The Alliance Entities (or the common parent of any affiliated group of which any of such entities is or has been a member) have duly filed in correct form in all material respects all Tax Returns required to be filed by such entities and have duly paid or provided for payment of (or there have been paid on their behalf) all Taxes due or claimed to be due from them by federal, state, local or foreign taxing authorities, excluding Taxes that are being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided and that are specifically identified in Section 5.26
                                                                    ------------
of the Alliance Disclosure Schedule.
-----------------------------------

          (b) There are no tax liens upon any property or assets owned by any of the Alliance Entities that would have a Material Effect.

          (c) All Tax Returns of the Alliance Entities filed, including any amendments to date, have been prepared in good faith without willful misrepresentation and are complete and accurate in all material respects. The United Kingdom income tax returns of the Alliance Entities have been examined by the Inland Revenue Service or other relevant tax authority for all periods through April 30, 1994, and all deficiencies assessed as a result of such examination have been paid in full or finally settled and no issue has been raised by the Inland Revenue Service or other relevant tax authority in any such examination that has been resolved adversely to any of the Alliance Entities or is still pending and, by application of similar principles, reasonably could be expected to result in an assertion by the Inland Revenue Service or other relevant tax authority of a material deficiency in any other taxable year or with respect to any other of the Alliance Entities. There are no outstanding agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax Returns or the payment by, or assessment against, any of the Alliance Entities for any Taxes.

                  (d) The reserves made for Taxes on the respective balance sheets in the Alliance Financial Statements are sufficient for the payment of all unpaid Taxes due and payable by the Alliance Entities attributable to all periods ended on or before the date of the respective balance sheets in accordance with GAAP.

                  5.27   Insurance. Section 5.27 of the Alliance Disclosure
                         ---------  ---------------------------------------
Schedule contains a true, correct, and complete description of all policies of
--------
fire, casualty and extended coverage, public liability, products liability, worker's compensation and other forms of insurance owned or held by or for the benefit of the Alliance Entities (other than insurance owned or held by operators for those Alliance Interests where one of the Alliance Entities is not the operator). All such policies are sufficient for material compliance with all requirements of law and all agreements for which those entities are parties, are, to the knowledge of the Alliance Entities, valid and enforceable policies, will remain in full force and effect through the respective dates set forth in
Section 5.27 of the Alliance Disclosure Schedule subject to the timely payment
------------------------------------------------
of the premiums set forth therein, and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. All premiums due under such policies have been paid and the insureds have complied in all material respects with such policies.

                  5.28   Contracts.
                         ---------

                  (a)    Section 5.28 of the Alliance Disclosure Schedule
                         ------------------------------------------------
contains a complete and correct list as of the date hereof of all agreements, contracts and commitments of the following types (and all amendments thereto), written or oral, to which any of the Alliance Entities is a party or by which any of their properties is bound:

                  (i) notes, agreements, mortgages, indentures, security agreements and other instruments relating to the borrowing of money or evidence of credit or the deferred purchase price of property, or the direct or indirect guarantee by such entities of any such indebtedness or deferred purchase price, in excess of $20,000;

                  (ii) leases of real property and material personal property providing for payments under any such lease or group of related leases at an annual rate in excess of $25,000 (other than Leases);

                  (iii)  partnership or joint venture agreements;

                  (iv) management, employment and consulting agreements or other contracts for personal services that are not terminable by any of such entities on not more than one month's notice without penalty;

                  (v) agreements providing for liability for severance pay, collective bargaining agreements, labor contracts, or labor or personnel policies;

                  (vi) surety, performance and maintenance bonds in excess of $5,000;

                  (vii) agreements or commitments for capital expenditures in excess of $25,000;

                  (viii) any plan, contract or arrangement providing for bonuses, pensions, deferred compensation, retirement plan payments, profit sharing, incentive pay, or for any other employee benefit plan;

                  (ix)   brokerage or finder's agreements;

                  (x) any agreement that (a) restricts the right of such entities to engage in any place in any line of business or (b) would restrict the right of the Surviving Corporation or any Subsidiary of the Surviving Corporation to engage in any line of business after the Closing Date;

                  (xi) any contract, commitment or agreement that involves the disposition after October 31, 1995, of any assets of any or such entities not in the ordinary course of business consistent with past practice;

                  (xii) any contract, commitment or agreement between any of such entities or between any of such entities and any director, or officer of any of the Alliance Entities (other than those that will be terminated on or prior to Closing);

                  (xiii) any Alliance Oil and Gas Contract that commits any of the Alliance Entities to make any capital expenditures in any calendar year; and

                  (xiv) other agreements, contracts and commitments' that in any way involve payments or receipts during the remaining term of such agreement, contract or commitment in excess of $25,000.

                  (b) Alliance has made available to LaTex complete and correct copies of all written agreements, contracts and commitments, together with all amendments thereto, and accurate (in all material respects) descriptions of all oral agreements, in all cases, described in subparagraph
(a). Such agreements, contracts and commitment are in full force and effect, and all of such entities and, to the knowledge of the Alliance Entities, all other parties to such agreements, contracts and commitments have performed all obligations required to be performed by them to date thereunder in all material respects and are not in default thereunder in any material respect.

                  (c) None of the Alliance Entities has outstanding any powers of attorney, including powers of attorney with respect to representation before any Governmental Entity, customs agents and brokers, or given in connection with qualification to conduct business in any other jurisdiction.

                  5.29   Transactions with Interested Persons. No officer or
                         ------------------------------------
director of any of the Alliance Entities (or spouse or any child thereof) owns, directly or indirectly, on an individual or joint basis, any material interest in, or serves as an officer, director or employee of, any customer, competitor or supplier of or any person or entity that has a material contract or arrangement with any of the Alliance Entities, except for holdings of capital stock not exceeding one percent (1%) of the total number of shares of capital stock of such customer, competitor or supplier outstanding.

                  5.30   Compensation and Employee Plans.
                         -------------------------------

                  (a) Alliance has provided LaTex (i) the names and current annual compensation rates of all present directors, officers, employees, independent contractors or agents of each of the Alliance Entities and (ii) the number, job category and range of compensation by job category of all employees of such entities.

                  (b)    Section 5.30 of the Alliance Disclosure Schedule sets
                         ------------------------------------------------
forth the name of each Plan applicable to any of the Alliance Entities and lists all documents evidencing any Plan applicable to any of the Alliance Entities.

                  (c) Each Plan applicable to any of the Alliance Entities is now, and has been from its inception, administered in compliance in all material respects with the provisions of all applicable laws and regulations, including ERISA, the Code and the ADEA, insofar as such statutes are applicable to such Plan.

                  5.31   Accounts Receivable; Inventories.
                         --------------------------------

                  (a) The accounts receivable of the Alliance Entities as reflected on the respective balance sheets of the Alliance Financial Statements (except to the extent collected after the date thereof) (i) have arisen in the ordinary course of business for goods delivered or services rendered, and (ii) are good and collectible, except as otherwise reserved for on the respective balance sheets.

                  (b) To the knowledge of the Alliance Entities, all of the Alliance Entities' accounts receivable existing at Closing will be collectible in all material respects at their aggregate recorded amounts (net of any allowances for doubtful accounts reflected on the Alliance Financial Statements) in the ordinary course of business within ninety (90) days of the Closing, without resort to litigation, and will not be subject to counterclaim or set off.

                  (c) The inventories of the Alliance Entities as reflected on the respective balance sheets included in the Alliance Financial Statements have been valued in accordance with GAAP and customary industry practice using COPAS guidelines.

                  5.32   Brokers, Finders and Advisors. Alliance has not
                         -----------------------------
employed any broker, finder, or investment advisor on its behalf, or incurred any liability for any brokerage or finder's fees or commissions in connection with the transaction contemplated hereby.

                  5.33   Labor Force.
                         -----------

                  (a) Each of the Alliance Entities is in compliance in all material respects with all applicable laws (including without limitation federal income tax laws), ordinances, regulations, statutes, rules and restrictions of any Governmental Entity respecting employment and employment practices and terms and conditions of employment.

                  (b) No union representation question exists respecting the employees of any of the Alliance Entities and, to the knowledge of the Alliance Entities, no union organizing activities are taking place.

                  5.34   Books and Records. The books and records of each of the
                         -----------------
Alliance Entities (including, without limitation, the books of account, minute books and stock record books) are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute books of each of the Alliance Entities contain accurate and complete records in all material respects of all meetings held of, and corporate action taken by, the shareholders and the Boards of Directors of the respective entities and no meetings of or actions by such shareholders or any such Boards of Directors have been held or taken for which minutes have not been prepared and are not contained in such minute books. None of the records and written documents furnished or made available to LaTex's representatives or agents by the Alliance Entities concerning the Alliance Interests, when considered in context and together with any relevant or related documents also so furnished or made available, contain any untrue statement of material fact or omit a material fact necessary to make any statement therein not misleading.

                  5.35   Payments. None of the Alliance Entities has, directly
                         --------
or indirectly, paid or delivered any fee, commission or other sum of money or item of property however characterized to any finder, agent, government official or other party, in the United States or any other country, in any manner related to its business or operations, which such entity knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country or territory having jurisdiction over such entity, and has not participated, directly or indirectly, in any boycotts or similar practices.

                  5.36   Public Utility Holding Company. None of the Alliance
                         ------------------------------
Entities owns or operates any facilities used for the retail distribution of natural or manufactured gas for heat, light or power, nor does any of the Alliance Entities, directly or indirectly, own, control or hold with power to vote ten percent (10%) or more of the outstanding stock of, or exercise direct or indirect controlling influence over the management or policies of such a company or a company so controlling such a company.

                  5.37   Exchange Filings. Alliance has filed all forms, reports
                         ----------------
and documents required to be filed with the London Stock Exchange Limited since January 1, 1993. All of such filings were prepared in accordance with the requirements of all applicable laws and did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  5.38   Disclosure. No representation or warranty made by
                         ----------
Alliance in this Agreement (including, without limitation, in the Alliance Disclosure Schedule) contains any untrue statement of material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which made.

                  5.39   Status of Newco. Except in connection with the Merger,
                         ---------------
Newco has never had any assets or conducted any business. As of the Effective Time, all of the issued and outstanding stock of Newco will be owned by Alliance.

         6.       Actions of LaTex Prior to the Closing Date.
                  ------------------------------------------

                  6.1    Affirmative Covenants. Prior to the Closing Date,
                         ---------------------
LaTex, except as otherwise set forth in Section 6.1 of the LaTex Disclosure
                                        -----------------------------------
Schedule, covenants that, unless the prior written consent of Alliance is first
--------
obtained, which consent shall not be unreasonably withheld, the LaTex Entities will:

                  (a) Carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all reasonable efforts to (i) preserve intact their respective present business organizations, (ii) keep available the services of their respective present officers and key employees and (ii) preserve their respective relationships with customers, suppliers and any others having business dealings with them; and

                  (b) Duly comply with all laws applicable to them and their respective properties, operations, business and employees which if not complied with would result in a Material Effect.

                  6.2    Negative Covenants. Prior to the Closing Date, except
                         ------------------
with the prior written consent of Alliance, and except as otherwise set forth in
Section 6.2 of the LaTex Disclosure Schedule, which consent shall not be
--------------------------------------------
unreasonably withheld, the LaTex Entities will not:

                  (a)    Do any of the restricted acts set forth in Section 4.8
                                                                    -----------
hereof, or enter into any agreement of a nature set forth in Section 4.29
                                                             ------------
hereof;

                  (b) Enter into or permit any of the LaTex Entities to enter into any transaction other than in the ordinary course of business; or

                  (c) Amend the respective organizational or governing documents of any of the LaTex Entities.

                  6.3    Consents. The LaTex Entities will use their best
                         --------
efforts to obtain all consents from third parties necessary or appropriate to effectuate the transactions contemplated by this Agreement.

                  6.4    Advice of Changes. LaTex will promptly advise Alliance
                         -----------------
in writing from time to time prior to the Closing Date with respect to any matter hereafter arising and known to it that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the LaTex Disclosure Schedule or would have resulted in any representation of LaTex in this Agreement being untrue.

                  6.5    Best Efforts. The LaTex Entities will use their best
                         ------------
efforts to cause to be fulfilled those of the conditions to Alliance's and Newco's obligations to consummate the transactions contemplated by this Agreement that are dependent upon their actions and to execute and deliver such instruments and take such other actions as necessary or appropriate in order to carry out the intent of this Agreement.

                  6.6    Access to Properties and Records. From and after the
                         --------------------------------
date of this Agreement through the earlier of the Closing or the termination of this Agreement, the LaTex Entities shall (a) provide Alliance an identification of and access to all books, records and documents, including contracts, agreements, consents, settlements, maps, revenue and expense information, production data and geological and geophysical data relating to the LaTex Interests, (b) afford to Alliance and their officers, attorneys, accountants and other authorized representatives free and full access during normal business hours to the offices, properties, books and records of the LaTex Entities, and
(c) cause counsel and accountants to the LaTex Entities to furnish such additional financial and operating data and other information as Alliance shall from time to time request in order that Alliance may have full opportunity to make such investigation as they shall desire to make of the affairs of the LaTex Entities and their assets.

                  6.7    Supply Documents, Reports, etc.
                         ------------------------------

                  (a) LaTex shall furnish or make available to Alliance all documents, reports and other information and data (including financial statements) concerning the LaTex Entities as Alliance may reasonably require in connection with any statement, application, or document required to be filed with applicable Governmental Entities in connection with the transaction contemplated by this Agreement or furnished to any other person, firm, corporation or Governmental Entity in connection with this Agreement, including, but not limited to the Commission, the Federal Trade Commission and the Department of Justice.

                  (b) LaTex represents and warrants that all such information shall be true, correct, and complete in all material respects and shall not omit any material fact required to be stated to make such information not misleading in light of the circumstances under which made.

                  6.8    Employees. LaTex agrees to use all reasonable efforts
                         ---------
to persuade such of the employees, agents, and independent contractors of the LaTex Entities as Alliance may designate to continue as employees, agents, and independent contractors of the LaTex Entities after the Closing Date.

                  6.9    No Solicitation, etc. LaTex shall not (and will cause
                         --------------------
each of the executive officers and members of its executive management, as identified in LaTex's Annual Report to Stockholders for the fiscal year ended July 31, 1995 (collectively, "LaTex's Executives"), and its directors, legal and financial advisors and Affiliates not to) directly or indirectly make, solicit, encourage, initiate or enter into any agreement or agreement in principle, or announce any intention to do any of the foregoing, with respect to any offer or proposal to acquire all or a substantial part of its or its Subsidiaries' business and properties or any of its or its Subsidiaries' capital stock whether by merger, purchase of assets, tender offer or otherwise (an "Alternative Transaction"). LaTex shall not (and will cause each of LaTex's Executives, directors, legal and financial advisors and Affiliates not to), directly or indirectly, participate in any negotiations or discussions regarding, or furnish any information with respect to, or otherwise cooperate in any way in connection with, or assist or participate in, facilitate or encourage, any effort or attempt to effect or seek to effect, any Alternative Transaction with or involving any person other than Alliance unless LaTex shall have received an unsolicited written offer to effect an Alternative Transaction which, in the exercise of its fiduciary duty after consideration of advice from its legal and financial advisors, LaTex's Board of Directors determines is likely to be more beneficial to the LaTex Stockholders than the Merger. LaTex will promptly communicate to Alliance the terms of any proposal which it may receive in respect of any such transaction and will keep Alliance informed as to the status of any actions, including negotiations or discussions, taken pursuant to the preceding sentence.

         7.       Actions of Alliance and Newco Prior to the Closing Date.
                  -------------------------------------------------------

                  7.1    Affirmative Covenants. Prior to the Closing Date,
                         ---------------------
Alliance, except as otherwise set forth in Section 7.1 of the Alliance
                                           ---------------------------
Disclosure Schedule, covenants that, unless the prior written consent of LaTex
-------------------
is first obtained, which consent shall not be unreasonably withheld, the Alliance Entities will:

                  (a) Carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all reasonable efforts to (i) preserve intact their respective present business organizations, (ii) keep available the services of their respective present officers and key employees and (iii) preserve their respective relationships with customers, suppliers and any others having business dealings with them; and

                  (b) Duly comply with all laws applicable to them and their respective properties, operations, business and employees which if not complied with would result in a Material Effect.

                  7.2    Negative Covenants. Prior to the Closing Date, except
                         ------------------
with the prior written consent of LaTex, and except as otherwise set forth in
Section 7.2 of the Alliance Disclosure Schedule, which consent shall not be
-----------------------------------------------
unreasonably withheld, the Alliance Entities will not:

                  (a)    Do any of the restricted acts set forth in Section 5.8
                                                                    -----------
hereof, or enter into any agreement of a nature set forth in Section 5.28
                                                             ------------
hereof;

                  (b) Enter into or permit any of the Alliance Entities to enter into any transaction other than in the ordinary course of business; or

                  (c) Amend the respective organizational or governing documents of any of the Alliance Entities.

                  7.3    Consents. The Alliance Entities will use their best
                         --------
efforts to obtain all consents from third parties necessary or appropriate to effectuate the transactions contemplated by this Agreement.

                  7.4    Advice of Changes. Alliance will promptly advise LaTex
                         -----------------
in writing from time to time prior to the Closing Date with respect to any matter hereafter arising and known to it that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the Alliance Disclosure Schedule or would have resulted in any representation of Alliance in this Agreement being untrue.

                  7.5    Best Efforts. The Alliance Entities will use their best
                         ------------
efforts to cause to be fulfilled those of the conditions to LaTex's obligations to consummate the transactions contemplated by this Agreement that are dependent upon their actions and to execute and deliver such instruments and take such other actions as necessary or appropriate in order to carry out the intent of this Agreement.

                  7.6    Access to Properties and Records. From and after the
                         --------------------------------
date of this Agreement through the earlier of the Closing or the termination of this Agreement, the Alliance Entities shall (a) provide LaTex an identification of and access to all books, records and documents, including contracts, agreements, consents, settlements, maps, revenue and expense information, production data and geological and geophysical data relating to the Alliance Interests, (b)afford to LaTex and their officers, attorneys, accountants and other authorized representatives free and full access during normal business hours to the offices, properties, books and records of the Alliance Entities, and (c) cause counsel and accountants to the Alliance Entities to furnish such additional financial and operating data and other information as LaTex shall from time to time request in order that LaTex may have full opportunity to make such investigation as they shall desire to make of the affairs of the Alliance Entities and their assets.

                  7.7    Supply Documents, Reports, etc.
                         ------------------------------

                  (a) Alliance shall furnish or make available to LaTex all documents, reports and other information and data (including financial statements) concerning the Alliance Entities as LaTex may reasonably require in connection with any statement, application, or document required to be filed with applicable Governmental Entities in connection with the transaction contemplated by this Agreement or furnished to any other person, firm, corporation or Governmental Entity in connection with this Agreement, including, but not limited to the Commission, the Federal Trade Commission and the Department of Justice.

                  (b) Alliance represents and warrants that all such information shall be true, correct, and complete in all material respects and shall not omit any material fact required to be stated to make such information not misleading in light of the circumstances under which made.

                  7.8    No Solicitation, etc. Alliance shall not (and will
                         --------------------
cause each of the executive officers and members of its executive management, as identified in Alliance's Annual Report to Stockholders for the fiscal year ended April 30, 1996 (collectively, "Alliance's Executives"), and its directors, legal and financial advisors and Affiliates not to) directly or indirectly make, solicit, encourage, initiate or enter into any agreement or agreement in principle, or announce any intention to do any of the foregoing, with respect to any offer or proposal to acquire all or a substantial part of its or its Subsidiaries' business and properties or any of its or its Subsidiaries' capital stock whether by merger, purchase of assets, tender offer or otherwise (an "Alternative Transaction"). Alliance shall not (and will cause each of Alliance's Executives, directors, legal and financial advisors and Affiliates not to), directly or indirectly, participate in any negotiations or discussions regarding, or furnish any information with respect to, or otherwise cooperate in any way in connection with, or assist or participate in, facilitate or encourage, any effort or attempt to effect or seek to effect, any Alternative Transaction with or involving any person other than LaTex unless Alliance shall have received an unsolicited written offer to effect an Alternative Transaction which, in the exercise of its fiduciary duty after consideration of advice from its legal and financial advisors, Alliance's Board of Directors determines is likely to be more beneficial to the Alliance Stockholders than the Merger. Alliance will promptly communicate to LaTex the terms of any proposal which it may receive in respect of any such transaction and will keep LaTex informed as to the status of any actions, including negotiations or discussions, taken pursuant to the preceding sentence. Nothing contained herein shall preclude Alliance from continuing negotiations to acquire certain assets and companies which have been previously disclosed to LaTex ("Potential Additional Transactions"); provided,
                                                                     --------
however, that the terms of any Potential Additional Transaction shall have been
-------
disclosed in writing and are acceptable to LaTex prior to the execution of a definitive agreement with respect to such assets or companies and further provided that any agreement by Alliance to acquire such assets or companies pursuant to any Potential Additional Transaction shall require the issuance of a fairness opinion by Rothschild Natural Resources LLC; and further provided that if LaTex fails or refuses to accept the terms of any Potential Additional Transaction disclosed to it in writing by Alliance, such Potential Additional Transaction shall not constitute an Alternative Transaction, but if Alliance determines to proceed with a Potential Alternative Transaction, the terms of which have not been accepted by LaTex, LaTex shall have the absolute right to terminate this Agreement pursuant to Section 11.1(1), in which event neither
                                     ---------------
party shall have any further obligation or liability to the other as more particularly described in Section 11.3(a).
                          ---------------

         8.       Conditions to Alliance's or Newco's Obligations. Each and
                  -----------------------------------------------
every obligation of Alliance and Newco under this Agreement to be performed on or before the Closing Date is, at the option of Alliance, subject to the satisfaction on or before the Closing Date of each of the following conditions:

                  (a) Each class of the LaTex Stockholders shall have approved the Merger.

                  (b) (i) All of the terms, covenants and conditions of this Agreement to be complied with or performed by LaTex at or before the Closing Date shall have been duly complied with and performed in all material respects,
(ii) the representations and warranties of LaTex set forth in Article 4, as
                                                              ---------
modified by the statements contained in the LaTex Disclosure Schedule, shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date (but this provision shall not mean that representations and warranties relating to a specific date, such as Section 4.6(a), shall relate to
                                                --------------
any other date) and (iii) Alliance shall have received a certificate to such effect from an officer of LaTex. Whether the conditions in subparagraphs (i) and (ii) above have been satisfied shall be determined without regard to any materiality qualifications or provisions contained in any such covenants, representations or warranties.

                  (c) All consents, waivers, approvals, licenses, authorizations of, or filings or declarations with third parties or Governmental Entities required to be obtained by the LaTex Entities in order to permit the transactions contemplated by this Agreement to be consummated in accordance with governmental laws, rules, regulations and agreements shall have been obtained, and the registration statement required by Section 2.10(b) shall be effective
                                           ---------------
under the Securities Act, no stop orders suspending the effectiveness of the registration statement shall have been issued, no action, suit, proceeding or investigation by the Commission to suspend the effectiveness thereof shall have been initiated and be continuing, and all necessary approvals under state securities laws or the Securities Act or the Securities Exchange Act of 1934 relating to the issuance or trading of the Alliance Shares issuable pursuant to the Merger shall have been received.

                  (d) LaTex shall have delivered to Alliance an agreement in the form attached to this Agreement as Exhibit C, executed by each of LaTex's
                                       ---------
Affiliates regarding his or its investment in the Alliance Shares.

                  (e) Alliance and Newco shall have received the opinion of counsel for LaTex, dated the Closing Date, opining to certain of the matters referenced in Sections 4.1 , 4.2, 4.3, 4.4, 4.10 and 4.25 and in the form
              -------------------------------------------
acceptable to Alliance and Newco and their counsel.

                  (f) The aggregate number of each class of LaTex Shares held by the LaTex Stockholders who have delivered and not withdrawn a written demand for appraisal of their shares shall not exceed five percent (5 %) of that class of LaTex Shares outstanding and entitled to vote at the meeting of LaTex Stockholders.

                  (g) All outstanding options or other rights to purchase or acquire LaTex Shares (other than the Warrants) shall have been canceled without further liability to LaTex or Alliance.

                  (h) All actions, proceedings, instruments and documents in connection with the consummation of the transactions contemplated by this Agreement, including the forms of all documents, legal matters, opinions and procedures in connection therewith, shall have been approved in form and substance by counsel for Alliance, Jenkens & Gilchrist, P.C. , which approval shall not be unreasonably withheld.

                  (i) The LaTex Entities shall have furnished such certificates to evidence compliance with the conditions set forth in this Article, as may be reasonably requested by Alliance or its counsel.

                  (j) There shall not have been any material loss resulting from destruction of the LaTex Interests due to acts of God, fire, explosion or other casualty which is not reimbursable in all material respects under policies of insurance maintained by or for the benefit of the LaTex Entities.

                  (k) No material information or data provided or made available to Alliance by or on behalf of LaTex shall be incorrect in any material respect.

                  (l) LaTex shall have sold or otherwise disposed of its interests in the Excluded Entities. The conditions of the sale or disposition shall result in no less favorable terms to LaTex than if the existing equity and debt reflected on LaTex's books for these interests were written down to zero. At the time of the Merger, LaTex shall have no rights or obligations with respect to any of these entities.

                  (m) The Alliance Shares to be issued to the LaTex Stockholders pursuant to the Merger shall have been approved for listing on the London Stock Exchange and such listing shall have become effective.

                  (n) Each LaTex Stockholder who will directly own five percent (5%) or more of both the voting power and total value of Alliance as a consequence of the Merger and the transactions contemplated thereby will enter into a gain recognition agreement with the Internal Revenue Service.

         9.       Conditions to LaTex's Obligations. Each and every obligation
                  ---------------------------------
of LaTex under this Agreement to be performed on the Closing Date is, at the option of LaTex, subject to the satisfaction on or before the Closing Date, of each of the following conditions:

                  (a) The Alliance Stockholders shall have approved the Merger, the issue of the new Alliance Shares and the reverse stock split of the Alliance Shares;

                  (b) (i) All of the terms, covenants and conditions of this Agreement to be complied with or performed by Alliance and Newco at or before the Closing Date shall have been duly complied with and performed in all material respects, (ii) the representations and warranties of Alliance and Newco set forth in Article 5, as modified by the statements contained in the Alliance
             ---------
Disclosure Schedule, shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date (but this provision shall not mean that representations and warranties relating to a specific date, such as Section 5.6(a), shall relate to any other date), and (iii) LaTex shall have
   --------------
received a certificate to such effect from an officer of each of Alliance and Newco at Closing. Whether the conditions in subparagraphs (i) and (ii) above have been satisfied shall be determined without regard to any materiality qualifications or provisions contained in any such covenants, representations or warranties.

                  (c) All consents, waivers, approvals, licenses, authorizations of, or filings or declarations with third parties or Governmental Entities required to be obtained by Alliance and Newco in order to permit the transactions contemplated by this Agreement to be consummated in accordance with governmental laws, rules, regulations and agreements shall have been obtained, and the registration statement required by Section 2.10(b) shall be effective
                                           ---------------
under the Securities Act, no stop orders suspending the effectiveness of the registration statement shall have been issued, no action, suit, proceeding or investigation by the Commission to suspend the effectiveness thereof shall have been initiated and be continuing, and all necessary approvals under state securities laws or the Securities Act or the Securities Exchange Act of 1934 relating to the issuance or trading of the Alliance Shares issuable pursuant to the Merger shall have been received.

                  (d) LaTex shall have received opinions from counsel for Alliance and Newco, dated the Closing Date, opining to certain of the matters referenced in Sections 5.1 , 5.2, 5.3, 5.4, 5.6, 5.10 and 5.24 and in the forms
              ------------------------------------------------
acceptable to LaTex and its counsel.

                  (e) All actions, proceedings, instruments and documents in connection with the consummation of the transactions contemplated by this Agreement, including the forms of all documents, legal matters, opinions and procedures in connection therewith, shall have been approved in form and substance by counsel for LaTex, Pray, Walker, Jackman, Williamson & Marlar, which approval shall not be unreasonably withheld.

                  (f) Alliance and Newco shall have furnished such certificates of its officers and others to evidence compliance with the conditions set forth in this Article, as may be reasonably requested by LaTex or its counsel.

                  (g) There shall not have been any material loss resulting from destruction of the Alliance Interests due to acts of God, fire, explosion or other casualty which is not reimbursable in all material respects under policies of insurance maintained by or for the benefit of the Alliance Entities.

                  (h) No material information or data provided or made available to LaTex by or on behalf of Alliance shall be incorrect in any material respect.

                  (i) The Alliance Shares to be issued to the LaTex Stockholders pursuant to the Merger shall have been approved for listing on the London Stock Exchange and such listing shall have become effective.

                  (j) Alliance shall have entered into a definitive agreement with John O'Brien, the former Chief Executive Officer of Alliance ("O'Brien"), to settle all claims, disputes, actions and disagreements between Alliance and O'Brien on terms either previously disclosed in writing to LaTex or otherwise reasonably satisfactory to LaTex.

                  (k) LaTex shall have received an opinion from counsel for Alliance and Newco, dated the Closing Date, in a form reasonably satisfactory to LaTex, to the effect that

                         (i) the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code;

                         (ii) the exchange in the Merger of LaTex Common Stock, LaTex Series A Shares, LaTex Series B Shares and LaTex Warrants for Alliance Shares will not give rise to gain or loss to the LaTex Stockholders with respect to such exchange; and

                         (iii) LaTex will not recognize gain or loss as a consequence of the Merger and the transactions contemplated thereby.

                  (l) Alliance shall have consummated all Potential Additional Transactions, if any, for which definitive agreements were executed by Alliance on or before September 15, 1996, in accordance with the provisions of Section 7.8, and which are required so that the matters to be addressed in
   -----------
the opinion described in Section 9(k) will be true and correct as of Closing.
                         ------------

         10.      Additional Agreements.
                  ---------------------

                  10.1   Confidentiality. The parties hereto will, and will
                         ---------------
cause their officers, directors, employees and authorized representatives to, hold in confidence all, and not to use or to disclose to others any, nonpublic information received by them from another party hereto in connection with the transactions contemplated by this Agreement; provided, however, the foregoing shall not restrict necessary disclosures in compliance with requirements of any law, governmental order or regulation.

                  10.2   Further Assurances. After Closing, the parties shall
                         ------------------
execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action including payment of monies as may be necessary or advisable to carry out their obligations under this Agreement and under any document, certificate or other instrument delivered pursuant hereto or required by law. If at any time subsequent to the Closing, any party comes into possession of money or property belonging to another party, such money or property shall be promptly turned over to the party entitled thereto.

                  10.3   Resignations. Messrs. Jeffrey T. Wilson and Malcom W.
                         ------------
Henley shall resign as officers, directors and employees of the LaTex Entities as of Closing, and LaTex shall cause all other officers and directors of the LaTex Entities to resign as officers and directors as of Closing.

                  10.4   Alliance Directors. At the Closing Date, the Board of
                         ------------------
Directors of Alliance will be expanded to nine members and Messrs. Jeffrey T. Wilson and John R. Martinson will be appointed to the Board of Alliance.

                  10.5   Offices. The executive offices of the Surviving
                         -------
Corporation shall be located in London, England, with LaTex's present offices becoming the operational headquarters for the assets located in the United States.

                  10.6   LaTex Personnel. Alliance agrees that any LaTex
                         ---------------
personnel terminated as a result of the Merger will be compensated on a no less favorable basis than LaTex's existing policies governing these matters currently provides; provided, however, that Alliance shall have the right to terminate any employee at any time for any reason or for no reason. The following key personnel shall be retained as full-time employees of the Surviving Corporation for a minimum of six months following the completion of the Merger: Messrs. Hull, Heinsius, Cox,

Ensminger, Smethers and Burns; provided, however, that Alliance shall have the right to terminate any of the foregoing individuals for good cause

                  10.7   Consulting Agreement. As of the Closing Date, Alliance
                         --------------------
shall enter into a consulting arrangement with Mr. Jeffrey T. Wilson satisfactory to both parties pursuant to which Mr. Wilson will provide certain consulting services relating to acquisitions in the energy industry for Alliance subsequent to the Merger.

         11.      Termination, Waiver and Amendment.
                  ---------------------------------

                  11.1   Termination. This Agreement and the transactions
                         -----------
contemplated herein may be terminated and abandoned at any time on or prior to the Closing Date:

                  (a)    By mutual consent of LaTex and Alliance; or

                  (b)    By Alliance if:

                         (i) Any representation, warranty or covenant made herein for the benefit of Alliance or Newco or any certificate, schedule or document furnished to Alliance pursuant to this Agreement is untrue in any material respect (without regard to any materiality or knowledge qualifications or provisions contained in such representation, warranty or covenant) and such breach is not cured within ten (10) days of LaTex's receipt of a notice from Alliance that such breach exists or has occurred;

                         (ii) LaTex shall have defaulted in any material respect (without regard to any materiality qualifications or provisions contained in such representation , warranty or covenant) in performance of any material obligation under this Agreement and such breach is not cured within ten (10) days of LaTex's receipt of a notice from Alliance that such breach exists or has occurred; or

                         (iii) Consummation of the transactions contemplated by this Agreement would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

                  (c)    By LaTex if:

                         (i) Any representation, warranty or covenant made herein for the benefit of LaTex or any certificate, schedule or document furnished to LaTex pursuant to this Agreement is untrue in any material respect (without regard to any materiality or knowledge qualifications or provisions contained in such representation, warranty or covenant) and such breach is not cured within ten (10) days of Alliance's receipt of a notice from LaTex that such breach exists or has occurred;

                         (ii) Alliance or Newco shall have defaulted in any material respect (without regard to any materiality qualifications or provisions contained in such representation, warranty or covenant) in performance of any material obligation under this Agreement and such breach is not cured within ten (10) days of Alliance's receipt of a notice from LaTex and the Controlling Stockholders that such breach exists or has occurred; or

                         (iii) Consummation of the transactions contemplated by this Agreement would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

                  (d) By either party if the Closing Date does not occur on or before January 31, 1997 (or such later date as may be mutually agreed upon by the parties hereto), and such party has complied with the provisions of
Section 6.5 or Section 7.5, as the case may be.
-----------    -----------

                  (e) By either Alliance or LaTex, if this Agreement, the Merger and the Alliance reverse stock split shall fail to be approved and adopted by the affirmative vote of the LaTex Stockholders required under the law applicable to LaTex and LaTex's charter;

                  (f) By either LaTex or Alliance, if this Agreement, the Merger and the Alliance reverse stock split shall fail to be approved and adopted by the affirmative vote of the Alliance Stockholders required under the law applicable to Alliance and Alliance's charter;

                  (g) By LaTex, upon the prior payment of a termination fee to Alliance in the amount of $1,000,000, plus an amount equal to Alliance's Reimbursable Expenses if LaTex shall have received an unsolicited written offer from a person to effect an Alternative Transaction which, in the exercise of its fiduciary duty after consideration of advice from its legal and financial advisors, LaTex's Board of Directors determines will be more beneficial to the LaTex Stockholders than the Merger and which LaTex's Board of Directors has determined to accept; provided that LaTex shall not be entitled to terminate
                      --------
this Agreement pursuant to this paragraph (g) if LaTex shall have breached
Section 6.9 with respect to the offer in question;
-----------

                  (h) By Alliance, upon the prior payment of a termination fee to LaTex in the amount of $1,000,000, plus an amount equal to LaTex's Reimbursable Expenses if Alliance shall have received an unsolicited written offer from a person to effect an Alternative Transaction which, in the exercise of its fiduciary duty after consideration of advice from its legal and financial advisors, Alliance's Board of Directors determines will be more beneficial to the Alliance Stockholders than the Merger and which Alliance's Board of Directors has determined to accept; provided that Alliance shall not be entitled
                                    --------
to terminate this Agreement pursuant to this paragraph (h) if Alliance shall have breached Section 7.8 with respect to the offer in question;
              -----------

                  (i) By LaTex if Alliance's Board of Directors shall have approved, recommended or endorsed an Alternative Transaction; or

                  (j) By Alliance if LaTex's Board of Directors shall have approved, recommended or endorsed an Alternative Transaction.

                  (k) By LaTex if, on September 15, 1996, the matters to be addressed in the opinion described in Section 9(k) will not be true and correct
                                      ------------
as of that date because Alliance has neither (i) entered into any definitive agreement(s) with respect to any Potential Additional Transactions in accordance with the provisions of Section 7.8, after giving effect to such Potential
                       -----------
Additional Transaction as if it had occurred on September 15, 1996 nor (ii) elected to restructure the Merger and the transactions contemplated thereby in accordance with Section 2.11.
                ------------

                  (l)    By LaTex, pursuant to its rights under Section 7.8
                                                                -----------
hereof.

                  11.2   Manner of Exercise. In the event of termination and
                         ------------------
abandonment by Alliance or LaTex, or both, authorized by Section 11.1 , written
                                                         ------------
notice thereof shall forthwith be given to the other parties and this Agreement shall terminate and the transactions contemplated hereunder shall be abandoned without further action by the parties.

                  11.3   Effect of Termination.
                         ---------------------

                  (a) In the event of the termination and abandonment authorized by Section 11.1 (a), (b), (c), (d), (e), (f), (k) or (l), then,
              -----------------------------------------------------
subject to, and except as otherwise provided in, the provisions of Section
                                                                   -------
11.3(d) and Section 11.3(e), this Agreement shall become void and have no
---------------------------
effect, without any liability on the part of any of the parties or their directors or officers or stockholders in respect of this Agreement and the transactions contemplated hereby, except for the confidentiality obligation of
Section 10.1 and this Section 11.3.
------------          ------------

                  (b) LaTex shall pay to Alliance a termination fee in cash of $1,000,000 plus an amount equal to Alliance's Reimbursable Expenses within five business days of termination of this Agreement by LaTex pursuant to Section
                                                                         -------
11.1(g) or by Alliance pursuant to Section 11.1 (j).
-------                            ----------------

                  (c) Alliance shall pay to LaTex a termination fee in cash of $1,000,000 plus an amount equal to LaTex's Reimbursable Expenses within five business days of termination of this Agreement by Alliance pursuant to Section
                                                                       -------
11.1(h) or by LaTex pursuant to Section 11.1(i).
-------                         -----------------

                  (d)    At the election of Alliance, LaTex shall pay to
Alliance a termination fee in cash of $1,000,000, plus the amount of Alliance's Reimbursable Expenses within five business days following written notice of such election by Alliance delivered following termination of this Agreement by Alliance pursuant to Section 11.1 (b)(i) or (b)(ii) provided that any breach, in
                     -------------------    ------- --------
addition to giving rise to Alliance's right to terminate this Agreement pursuant to Section 11.1 (b)(i) or (b) (ii), constituted a knowing misrepresentation or
   -------------------    --------
intentional breach of warranty by LaTex as of the date hereof or an intentional breach of an obligation of LaTex, or a knowing or intentional breach of
Article 6 hereof, provided, further, that if Alliance delivers such written
---------         --------  -------
notice, payment in full of the fees and expense reimbursement pursuant to this Section shall be in complete satisfaction of any and all liabilities or obligations that LaTex or its officers, directors and stockholders may have to Alliance as a result of any of the provisions of this Agreement or the termination thereof.

                  (e) At the election of LaTex, Alliance shall pay to LaTex a termination fee in cash of $1,000,000, plus the amount of LaTex's Reimbursable Expenses within five business days following written notice of such election by LaTex delivered following termination of this Agreement by LaTex pursuant to Section 11.1(c)(i) or
                                                   ------------------
(c)(ii), provided that any breach, in addition to giving rise to LaTex's right
-------  --------
to terminate this Agreement pursuant to Section 11.1(c)(j) or (c)(ii),
                                     ---------------------    -------
constituted a knowing misrepresentation or intentional breach of warranty by Alliance as of the date hereof or an intentional breach of an obligation of Alliance, or a knowing or intentional breach of Article 6 hereof, provided,
                                                ---------         --------
further, that if LaTex delivers such written notice, payment in full of the fees and expense reimbursement pursuant to this Section shall be in complete satisfaction of any and all liabilities or obligations that Alliance or its officers, directors and stockholders may have to LaTex as a result of any of the provisions of this Agreement or the termination thereof.

         12.      Miscellaneous.
                  -------------

                  12.1   Survival. Except for Sections 2.1 through 2.9 and this
                         --------             ------------         ---
Article 12, the representations, warranties, covenants and agreements of the
----------
parties to this Agreement shall not survive the Closing and shall thereafter be of no further force and effect for any purpose.

                  12.2   Expenses. Except as otherwise provided herein, the
                         --------
parties shall each pay their own expenses and costs in connection with this Agreement and the transactions contemplated hereby.

                  12.3   Press Releases. No party shall make any public
                         --------------
announcement or press release with respect to this transaction without first consulting with the other parties and giving such parties the opportunity to review and comment thereon.

                  12.4   Binding Effect. This Agreement and all of the
                         --------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the others. Nothing contained herein, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  12.5   Severability. Any provision of this Agreement that is
                         ------------
prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  12.6   Notices. Any notice, request, instructions or other
                         -------
document to be given hereunder to any party shall be in writing, sent by facsimile transmission or delivered personally or by courier or sent by certified mail, postage prepaid, as follows:

          If to LaTex (prior to the Closing):

                  LaTex Resources, Inc.
                  4200 East Skelly Drive, Suite 1000
                  Tulsa, Oklahoma 74135
                  Attn:   Jeffrey T. Wilson, President
                  FAX:    (918) 747-7010

          If to Alliance or Newco:

                  Alliance Resources Plc
                  Kingsbury House
                  15-17 King Street
                  London SWIY 6QU

                  Attn: John A. Keenan, Managing Director
                  FAX: 011 44 171 930 6579

          With copy to:

                   Jenkens & Gilchrist, P.C.
                   1445 Ross Avenue, Suite 3200
                   Dallas, Texas 75202-2711

                   Attn: Francis M. Munchinski
                   FAX:  (214) 855-4300

Any party may change its address for purposes of this Section by giving written notice of such change of address to the other parties in the manner herein provided for giving notice. Any notice or communication hereunder shall be deemed to have been given when (i) deposited in the United States mail, if by certified mail, and (ii) received, if delivered personally or by courier or facsimile transmission.

                  12.7   Entire Agreement. This Agreement (including the
                         ----------------
instruments between the parties referred to herein and any waivers delivered pursuant hereto) constitutes the entire agreement among the parties and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, including, without limitation, that certain letter agreement, dated June 28, 1996 between Alliance and LaTex. The Exhibits and Schedules are a part of this Agreement as if fully set forth herein. All references to articles, sections, subsections, paragraphs, clauses, exhibits and schedules shall be deemed references to such part of this Agreement, unless the context shall otherwise require.

                  12.8   Amendments; Waivers. No supplement, modification, or
                         -------------------
amendment of this Agreement or waiver of any provision of this Agreement will be binding unless executed in writing by, or on behalf of, all parties to this Agreement. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision of this

Agreement (regardless of whether similar), nor will any such waiver constitute a continuing waiver unless otherwise expressly provided.

                  12.9   Headings. Descriptive headings contained herein are for
                         --------
convenience of reference only and shall not affect the meaning or interpretation hereof.

                  12.10  Counterparts. This Agreement may be executed in any
                         ------------
number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one agreement.

                  12.11  Specific Performance. The parties hereto agree that
                         --------------------
irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provision hereof in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

                  12.12  GOVERNING LAW. THIS AGREEMENT AND THE LEGAL RELATIONS
                         -------------
AMONG THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  12.13  Schedules. Any item disclosed by any party in the its
                         ---------
Disclosure Schedule for one purpose and in response to a specific section of this Agreement shall not be deemed disclosed for any other purpose and in response to any other section of the Agreement unless specifically so stated.

                  12.14  Time of Essence. Time is of the essence of the parties'
                         ---------------
obligations to consummate the transactions contemplated by this Agreement on the Closing Date.

                  12.15  Best Efforts. No provision of this Agreement calling
                         ------------
for a party to use its best efforts or reasonable efforts shall be construed so as to require such party to incur out-of-pocket expenditures other than expenditures normally incurred in transactions similar to the Merger or to take any step that would not be commercially reasonable, in light of all of the circumstances.

          EXECUTED as of the day and year first above written.

                                     Alliance:

                                     ALLIANCE RESOURCES PLC

                                     By:     /s/ John A.Keenan
                                             ------------------------------
                                     Name:   John A. Keenan
                                     Title:  President



                                     NEWCO:

                                     ALLIANCE RESOURCES (DELAWARE),
                                     INC.


                                     By:     /s/ John A Keenan
                                             ------------------------------
                                     Name:   John A. Keenan
                                     Title:  President



                                     LATEX:

                                     LATEX RESOURCES, INC.


                                     By:     /s/ Jeffery T. Wilson
                                             ------------------------------
                                     Name:   Jeffrey T. Wilson
                                     Title:  President

                                   EXHIBIT A-1

                             Major Producing Leases

------------------------------------------------------------------------------------------------------------------------------------

Company             Field Name    Well Name                 Working       Net Revenue  Status      Permitted
                                                            Interest      Interest                 Encumbrances
------------------------------------------------------------------------------------------------------------------------------------

Source Petroleum,   South Elton   Celia T. Buller #2        0.15000000    0.14406750   Producing
Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                  Joseph Tupper #2          0.98595000    0.73197506   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Joseph Tupper#7           0.99595000    0.73931600   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Joseph Tupper #l0         0.65250000    0.50161478   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Smith-Gooch #3            ORRI          0.02071314   Producing
------------------------------------------------------------------------------------------------------------------------------------

                    Jennings      Houssiere-Latrielle #2    1.00000000    0.73752713   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Houssiere-Latrielle #15   1.00000000    0.73752713   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Houssiere-Latrielle #27   1.00000000    0.73752713   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Houssiere-Latrielle #28   1.00000000    0.73752713   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Houssiere-Latrielle #30   1.00000000    0.73752713   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Houssiere-Latrielle #32   1.00000000    0.73752713   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Arnaudet #1               1.00000000    0.67000000   Producing   Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Arnaudet #2               1.00000000    0.67000000   Producing   Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Arnaudet #3               1.00000000    0.67000000   Producing   Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Arnaudet #4               1.00000000    0.67000000   Producing   Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Arnaudet #8               1.00000000    0.67000000   Producing   Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Arnaudet #10              1.00000000    0.67000000   Producing   Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Arnaudet #14              1.00000000    0.67000000   Producing   Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Levy-Arnaudet #1          1.00000000    0.71000000   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Levy-Arnaudet #2          1.00000000    0.71000000   Producing
------------------------------------------------------------------------------------------------------------------------------------

        EXHIBIT A-I - PAGE 1

------------------------------------------------------------------------------------------------------------------------------------

Company             Field Name    Well Name                 Working       Net Revenue  Status      Permitted Encumbrances
                                                                          Interest     Interest
------------------------------------------------------------------------------------------------------------------------------------

                                  Martin-Arnaudet #4        1.00000000    0.70000000   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Martin-Arnaudet #5        1.00000000    0.70000000   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Martin-Arnaudet #6        1.00000000    0.70000000   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Martin-Arnaudet #7        1.00000000    0.70000000   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Carter Clement #2         1.00000000    0.68000000   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Jennings Oil #3           1.00000000    0.69687500   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Jennings Oil #4           1.00000000    0.69687500   Producing
------------------------------------------------------------------------------------------------------------------------------------

Alliance Resources  Valentine     Valentine Sugars #2       1.00000000    0.69875000   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Valentine Sugars #3       1.00000000    0.69875000   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Valentine Sugars #4       0.65500000    0.45725000   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Arrowhead Valentine       0.11224754    0.07949729   Producing
                                  Sugars #1
------------------------------------------------------------------------------------------------------------------------------------

ARNO, Inc.          Gilmer South  Gene McCollum #1          0.27935880    0.21840000   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                  Gene McCollum #2          0.28338140    0.22282912   Producing
------------------------------------------------------------------------------------------------------------------------------------


        EXHIBIT A-1 -- PAGE 2

                                  EXHIBIT A-2

                          Major Non-Producing Leases

------------------------------------------------------------------------------------------------------------------------------------

Company             Field Name    Well Name                 Working       Net Revenue  Status      Permitted Encumbrances
                                                            Interest      Interest
------------------------------------------------------------------------------------------------------------------------------------

Source Petroleum,   South Elton   Celia T. Buller #6        0.99595000    0.73197506   Shut-in
Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                  Lucretia Tupper #3        0.55000000    0.39995474   Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                    Jennings      Houssiere-Latrielle #1    1.00000000    0.73752713   Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                  Houssiere-Latrielle #6    1.00000000    0.73752713   Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                  Houssiere-Latrielle #29   1.00000000    0.73752713   Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                  Arnaudet #5               1.00000000    0.67000000   Shut-in     Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Arnaudet #7               1.00000000    0.67000000   Shut-in     Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Gulf-Arnaudet #3          1.00000000    0.78000000   Shut-in     Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Gulf-Arnaudet #4          1.00000000    0.78000000   Shut-in     Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  GuIf-Arnaudet #6          1.00000000    0.78000000   Shut-in     Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  GuIf-Arnaudet #7          1.00000000    0.78000000   Shut-in     Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Gulf-Arnaudet #8          1 .00000000   0.78000000   Shut-in     Term lease expires April 9, 2000.

------------------------------------------------------------------------------------------------------------------------------------

                                  Martin-Arnaudet #1        1.00000000    0.70000000   Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                  Carter-Clement #1         1.00000000    0.68000000   Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                  Carter-Clement #5         1.00000000    0.68000000   Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                  Carter-Clement #6         1.00000000    0.68000000   Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                    Branch        Donald Gueno #1           0.84000000    0.63000000   Shut-in
------------------------------------------------------------------------------------------------------------------------------------

Alliance Resources  Jefferson     Jefferson Island          1.00000000    0.72000000*  Shut-in     * Estimated NRI
                    Island        Salt #14
------------------------------------------------------------------------------------------------------------------------------------

                                  Jefferson Island          1.00000000    0.72000000*  Prospect    * Estimated NRI
                                  Salt Co. #2
                                  (Proposed well location)
------------------------------------------------------------------------------------------------------------------------------------

        EXHIBIT A-2--PAGE 1

------------------------------------------------------------------------------------------------------------------------------------

Company             Field Name    Well Name                 Working       Net Revenue  Status      Permitted Encumbrances
                                                            Interest      Interest
------------------------------------------------------------------------------------------------------------------------------------

                                  Jefferson Salt Co. #8     1.00000000    0.72000000*  Prospect    *Estimated NRI
                                  (Proposed well location)
------------------------------------------------------------------------------------------------------------------------------------

                                  Jefferson Island          1.00000000    0.72000000*  Prospect    *Estimated NRI
                                  Salt Co. #7
                                  (Proposed well location)
------------------------------------------------------------------------------------------------------------------------------------

                                  Jefferson Island          1.00000000    0.72000000*  Prospect    *Estimated NRI
                                  Salt Co. #4
                                  (Proposed well location)
------------------------------------------------------------------------------------------------------------------------------------



                                    Leases


------------------------------------------------------------------------------------------------------------------------------------

Company              County/State     Lessor                Lease Date       Acres     Permitted Encumbrances
------------------------------------------------------------------------------------------------------------------------------------

Source Petroleum,    Jeff Davis/LA    Joseph Tupper, Jr.    June 12, 1996    38.863    Lease subject to agreement creating Area of
Inc.                                                                                   Mutual Interest and, therefore, undivided
                                                                                       interest may be conveyed to other AMI
                                                                                       participants; see Item 2 of Section 5.25(a)
                                                                                       of the Mixer Disclosure Schedule.
------------------------------------------------------------------------------------------------------------------------------------

             EXHIBIT A-2-PAGE 2

                                  EXHIBIT A-3

                            Miscellaneous Interests

------------------------------------------------------------------------------------------------------------------------------------

Company                 Field Name        Well Name                     Status         Permitted Encumbrances
------------------------------------------------------------------------------------------------------------------------------------

Source Petroleum, Inc.    South Elton       Celia T. Buller #1            Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Lucretia Tupper #2            Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                        Jennings          Radke Clement #1              Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Radke Clement #2              Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Radke Clement #3              Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Radke Clement #5              Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Chevron-Arnaudet #1           Shut-in        Term lease expires April 9, 2000.
------------------------------------------------------------------------------------------------------------------------------------

                                          Chevron-Arnaudet #2           Shut-in        Term lease expires April 9, 2000.
------------------------------------------------------------------------------------------------------------------------------------

                                          Chevron-Arnaudet #7           Shut-in        Term lease expires April 9, 2000.
------------------------------------------------------------------------------------------------------------------------------------

                                          Chevron-Arnaudet #8           Shut-in        Term lease expires April 9, 2000.
------------------------------------------------------------------------------------------------------------------------------------

                        N. Tepetate       Etta Sweeney #3               Producing
------------------------------------------------------------------------------------------------------------------------------------

                        Tepetate          Doguet #1                     Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Doguet #2                     Producing
------------------------------------------------------------------------------------------------------------------------------------

                        South Crowley     Guillot #1                    Producing
------------------------------------------------------------------------------------------------------------------------------------

                        Iberia            Bolivar #3                    Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Sabatier #2                   Producing
------------------------------------------------------------------------------------------------------------------------------------

Alliance Resources      Valentine         Valentine Sugars #5           Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Valentine Sugars #6           Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Valentine Sugars #7           Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Valentine Sugars #9           Shut-in
------------------------------------------------------------------------------------------------------------------------------------


EXHIBIT A-3-PAGE 1

------------------------------------------------------------------------------------------------------------------------------------

Company                 Field Name        Well Name                     Status         Permitted Encumbrances
------------------------------------------------------------------------------------------------------------------------------------

                                          Valentine Sugars #10          Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                        Jefferson Island  Jefferson Island Salt Co. #1  Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Jefferson Island Salt Co. #2  Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Jefferson Island Salt Co. #3  Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Jefferson Island Salt Co.     Shut-in
                                          #6st
------------------------------------------------------------------------------------------------------------------------------------

                                          Jefferson Island Salt Co. #7  Shut-in
------------------------------------------------------------------------------------------------------------------------------------

                                          Jefferson Island Salt Co. #8  Shut-in
------------------------------------------------------------------------------------------------------------------------------------

ARNO, Inc.              Mocane            Alley #1                      Producing
                        Laverne
------------------------------------------------------------------------------------------------------------------------------------

                                          Barby #1                      Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Bedell #1-20                  Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Boates #1                     Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Bockelman #1                  Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Burns #1                      Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Charlie #1                    Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Duerson #1                    Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Grove #1                      Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Halliburton #1                Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Harvey #1                     Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Hodges #1                     Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Kenneck #1                    Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Leonard #1                    Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Muir #1                       Producing
------------------------------------------------------------------------------------------------------------------------------------


EXHIBIT A-3-PAGE 2

------------------------------------------------------------------------------------------------------------------------------------

Company                 Field Name        Well Name                     Status         Permitted Encumbrances
------------------------------------------------------------------------------------------------------------------------------------

                                          Shadden #1                    Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Sizelove #1                   Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          State #1                      Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Stinson #1                    Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Winn #1                       Producing
------------------------------------------------------------------------------------------------------------------------------------

                        Frost West        Labrisa #2                    Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Slick 535 #1                  Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Slick 535 #2                  Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Slick 535 #3                  Producing
------------------------------------------------------------------------------------------------------------------------------------

                                          Slick 535 #4                  Producing
------------------------------------------------------------------------------------------------------------------------------------

                        Provident City    Neuhaus #3                    Producing      Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                          Neuhaus #5                    Producing      Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                          Neuhaus #6                    Producing      Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                          Neuhaus #7                    Producing      Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                          Neuhaus #8                    Producing      Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                          Neuhaus #1                    Producing      Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                          Neuhaus #4                    Producing      Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                          Neuhaus #9                    Producing      Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                          Traylor Alma #2               Producing      Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                          Traylor Alma #3               Shut-in        Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                          Traylor Alma #4               Producing      Subject to contract for sale; see
                                                                                       Section 5.8(f) of the Mixer Disclosure
                                                                                       Schedule.
------------------------------------------------------------------------------------------------------------------------------------



EXHIBIT A-3-PAGE 3

                                    Leases


------------------------------------------------------------------------------------------------------------------------------------

Company                      County/State  Lessor                    Lease Date                   Acres      Permitted Encumbrances

------------------------------------------------------------------------------------------------------------------------------------

Source Petroleum,           Acadia/LA      Archie Andrus, et al.     July 1, 1995                 25.000
Inc.
------------------------------------------------------------------------------------------------------------------------------------

                            Greeley, CO    Robert Pittenger, et ux   December 8, 1994            337.000
------------------------------------------------------------------------------------------------------------------------------------

                                           Ethel M. Martin           December 5, 1994            160.000
------------------------------------------------------------------------------------------------------------------------------------

                                           General Board of Church   November 23,                320.000
                                           of Nazarene               1994
------------------------------------------------------------------------------------------------------------------------------------

                                           Kenneth Johnson, et ux    November 21,                160.000
                                                                     1994
------------------------------------------------------------------------------------------------------------------------------------

                                           R&M Farms, Inc.           November 17,                160.000
                                                                     1994
------------------------------------------------------------------------------------------------------------------------------------

                                           Esther Allen              November 8, 1994            320.000
------------------------------------------------------------------------------------------------------------------------------------

                                           David N. Tarman           November 3, 1994           160.000
------------------------------------------------------------------------------------------------------------------------------------

                                           David N. Tarman, Trustee  November 3, 1994             80.000
------------------------------------------------------------------------------------------------------------------------------------

                                           Smith Cattle, Inc.        November 16,                320.000
                                                                     1994
------------------------------------------------------------------------------------------------------------------------------------

                                           H. Gerald Price, Jr.,     November 1, 1994           1120.000
                                           et ux
------------------------------------------------------------------------------------------------------------------------------------

                                           Frank P. Kipple, et ux    October 27, 1994            160.000
------------------------------------------------------------------------------------------------------------------------------------

                                           Charles Sessler Trust #1  October 27, 1994            160.000
                                           and LaVon Sessler Trust
                                           #1
------------------------------------------------------------------------------------------------------------------------------------

                                           Estate of Mary R.         October 25, 1994            160.000
                                           Quaintance
------------------------------------------------------------------------------------------------------------------------------------

                                           Mary A. Pfeifer, et vir   October 25, 1994            320.000
------------------------------------------------------------------------------------------------------------------------------------

                                           Max W. Warshaw, et ux     October 25, 1994            320.000
------------------------------------------------------------------------------------------------------------------------------------

                                           Joyce N. Lewis Trust      October21, 1994             320.000
------------------------------------------------------------------------------------------------------------------------------------


EXHIBIT A-3-PAGE 4


------------------------------------------------------------------------------------------------------------------------------------

Company                      County/State  Lessor                    Lease Date                   Acres      Permitted Encumbrances
------------------------------------------------------------------------------------------------------------------------------------

                                           Vera E. Miller            October 21, 1994              320.000
------------------------------------------------------------------------------------------------------------------------------------

                                           Arla M. Peter             October 21, 1994             160.000
------------------------------------------------------------------------------------------------------------------------------------

                                           Marjorie M. Peter         October 21, 1994            1280.000
------------------------------------------------------------------------------------------------------------------------------------

                                           Bradley K. Schneider      October 21, 1994             320.000
------------------------------------------------------------------------------------------------------------------------------------

                                           Young Cattle Co.          October 21, 1994             800.000
------------------------------------------------------------------------------------------------------------------------------------


EXHIBIT A-3-PAGE 5

                                EXHIBIT B-1 *+
                 LATEX RESOURCES, INC. MAJOR PRODUCING LEASES



    WELL NAME               CO.        COUNTY          ST       WI (BPO)     NRI (BP0)    WI (APO 1)   NRI (APO 1)      FIELD NAME
====================================================================================================================================

WILLIAMS, EMMA #1            L         BALDWIN         AL      1.00000000   0.79424852                            SOUTH CARLTON
WILLIAMS, EMMA #2            L         BALDWIN         AL      1.00000000   0.79765295                            SOUTH CARLTON
DAVIES, M.W. #15-12          L         CLARKE          AL      1.00000000   0.71251045                            SOUTH CARLTON
ROBINSON, ED L #1            L         CLARKE          AL      1.00000000   0.81987500                            SOUTH CARLTON
SCOTT #11-6                  L         CLARKE          AL      1.00000000   0.77946338                            SOUTH CARLTON
SCOTT #15-14                 L         CLARKE          AL      1.00000000   0.74960000                            SOUTH CARLTON
SCOTT #22-2                  L         CLARKE          AL      1.00000000   0.76792208                            SOUTH CARLTON
SCOTT #9-16                  L         CLARKE          AL      1.00000000   0.77712322                            SOUTH CARLTON
SCOTTIE A #1                 L         CLARKE          AL      1.00000000   0.71252725                            SOUTH CARLTON
SLAUGHTER 2-5 #1             L         CLARKE          AL      1.00000000   0.73503349                            SOUTH CARLTON
BARBOUR, B.W. #16-15         L     CLARKE/BALDWIN      AL      1.00000000   0.71983263                            SOUTH CARLTON
BARBOUR, B.W. #16-16         L     CLARKE/BALDWIN      AL      1.00000000   0.74668040                            SOUTH CARLTON
BARBOUR, B.W. #16-3          L     CLARKE/BALDWIN      AL      1.00000000   0.71251045                            SOUTH CARLTON
BARBOUR, B.W. ET AL #10-1    L     CLARKE/BALDWIN      AL      1.00000000   0.76041670                            SOUTH CARLTON
BARBOUR, B.W. ET AL #10-2    L     CLARKE/BALDWIN      AL      1.00000000   0.71251045                            SOUTH CARLTON
BARBOUR, B.W. ET AL #10-3    L     CLARKE/BALDWIN      AL      1.00000000   0.71251045                            SOUTH CARLTON
BARBOUR, B.W. ET AL #16-10   L     CLARKE/BALDWIN      AL      1.00000000   0.71251045                            SOUTH CARLTON
BARBOUR, B.W. ET AL #16-2    L     CLARKE/BALDWIN      AL      1.00000000   0.71251045                            SOUTH CARLTON
BARBOUR, B.W. ET AL #16-6    L     CLARKE/BALDWIN      AL      1.00000000   0.71251045                            SOUTH CARLTON
BARBOUR, B.W. ET AL #3-16    L     CLARKE/BALDWIN      AL      1.00000000   0.71495054                            SOUTH CARLTON
OSWELL, C.O. #1              L     CLARKE/BALDWlN      AL      1.00000000   0.83358194                            SOUTH CARLTON
OSWELL, C.O. #5              L     CLARKE/BALDWIN      AL      1.00000000   0.79900457                            SOUTH CARLTON
OSWELL, C.O. #6              L     CLARKE/BALDWIN      AL      1.00000000   0.84915625                            SOUTH CARLTON
OSWELL, C.O. #7              L     CLARKE/BALDWIN      AL      1.00000000   0.84915625                            SOUTH CARLTON
OSWELL, E.T. #1              L     CLARKE/BALDWIN      AL      1.00000000   0.87933702                            SOUTH CARLTON
OSWELL, E.T. #2              L     CLARKE/BALDWIN      AL      1.00000000   0.83920531                            SOUTH CARLTON
OSWELL, E.T. #3              L     CLARKE/BALDWIN      AL      1.00000000   0.84915625                            SOUTH CARLTON
OSWELL, W.H. & C.O. C        L     CLARKE/BALDWIN      AL      1.00000000   0.83581993                            SOUTH CARLTON
OSWELL, W.H. & C.O. #1&2     L     CLARKE/BALDWIN      AL      1.00000000   0.84885441                            SOUTH CARLTON
OSWELL, W.H. & C.O. #3       L     CLARKE/BALDWIN      AL      1.00000000   0.90625110                            SOUTH CARLTON
STATE OF ALABAMA             L     CLARKE/BALDWIN      AL      1.00000000   0.82919950                            SOUTH CARLTON
WALL 11-4 & 11-3             L     CLARKE/BALDWIN      AL      1.00000000   0.71251024                            SOUTH CARLTON
WALL ET AL #2-11             L     CLARKE/BALDWIN      AL      1.00000000   0.76302080                            SOUTH CARLTON




    WELL NAME               CO.        COUNTY          ST       WI (BPO)     NRI (BPO)     WI (APO 1)  NRI (APO 1)      FIELD NAME
====================================================================================================================================

WALL ET AL #2-13             L     CLARKE/BALDWlN      AL      1.00000000  0.71495054                             SOUTH CARLTON
WALL ET AL #2-6              L     CLARKE/BALDWIN      AL      1.00000000  0.71287616                             SOUTH CARLTON
WALL ET AL #3-14             L     CLARKE/BALDWIN      AL      1.00000000  0.71495054                             SOUTH CARLTON
WALL ET AL #3-6              L     CLARKE/BALDWIN      AL      1.00000000  0.71495054                             SOUTH CARLTON
WALL ET AL #3-7              L     CLARKE/BALDWlN      AL      1.00000000  0.71495054                             SOUTH CARLTON
WALL ET AL #3-9              L     CLARKE/BALDWIN      AL      1.00000000  0.71495054                             SOUTH CARLTON
WALL ET AL UNIT 3-8 #1       L     CLARKE/BALDWIN      AL      1.00000000  0.72327161                             SOUTH CARLTON
WALL ET AL #3-1              L     CLARKE/BALDWIN      AL      1.00000000  0.71495054                             SOUTH CARLTON
WALL J H 3-2                 L     CLARKE/BALDWIN      AL      1.00000000  0.76302080                             SOUTH CARLTON
WALL J.H. #D1                L     CLARKE/BALDWIN      AL      1.00000000  0.81987500                             SOUTH CARLTON
WALL, J.H. #1-2-12           L     CLARKE/BALDWIN      AL      1.00000000  0.81987500                             SOUTH CARLTON
WALL, J.H. #4                L     CLARKE/BALDWIN      AL      1.00000000  0.81987500                             SOUTH CARLTON
WALL, J.H. #C1               L     CLARKE/BALDWIN      AL      1.00000000  0.81987500                             SOUTH CARLTON
WALL, J.H. #E1               L     CLARKE/BALDWIN      AL      1.00000000  0.87249740                             SOUTH CARLTON
WALL, J.H. EST. ET AL #3-10  L     CLARKE/BALDWIN      AL      1.00000000  0.80495054                             SOUTH CARLTON
MCDONALD 36-13 C             G         LAMAR           AL      0.65450000  0.47564090                             CORINTH
MURPHY-RANDOLPH 1            G         LAMAR           AL      0.51406000  0.39400000                             BLOOMING GROVE
GRACE 35-2 1C                G        PICKENS          AL      0.70000000  0.55597770                             CHICKEN SWAMP BRCH
GRACE 35-2 1L                G        PICKENS          AL      0.70000000  0.55541600                             CHICKEN SWAMP BRCH
SMITH 5-8 1                  G        PICKENS          AL      0.89687320  0.64430640   0.89889000 0.68763000     LINEBARGER CREEK
FOWLER 7-1                   G        FAYETTE          AL      0.35000000  0.28696000                             BLUFF FIELD
BUSH 14-15 1                 G        PICKENS          AL      0.28309000  0.24770000                             COAL FIRE CREEK
CUNNINGHAM 16-7 1            G        PICKENS          AL      0.20132000  0.16215560                             COAL FIRE CREEK
KELLY 15-16 1                G        PICKENS          AL      0.23847600  0.17701730                             COAL FIRE CREEK
ROSEWOOD RESOURCES #10-1     L        COLUMBIA         AR                  0.01973030                             SPRINGHILL
ROSEWOOD RESOURCES #10-2     L        COLUMBIA         AR                  0.01973030                             SPRINGHILL
ROSEWOOD RESOURCES #10-3     L        COLUMBIA         AR                  0.01973030                             SPRINGHILL
ROSEWOOD RESOURCES #9-1      L        COLUMBIA         AR                  0.02171880                             SPRINGHILL
SMITH, A LAMAR #3            L        COLUMBIA         AR                  0.02317887                             SPRINGHILL
CROCKETT #1                  L        LAFAYETTE        AR      0.08581460  0.06236564                             ST. MARY
NW ARAPAHOE UNIT             G        CHEYENNE         CO      0.03002000  0.02254000                             ARAPAHOE
PEOC-NVG 41-23H              G        ROUTT            CO      0.80719000  0.59413970   0.67352880 0.50192907     WOLF MOUNTAIN


    WELL NAME               CO.        COUNTY          ST       WI (BPO)     NRI (BPO)    WI (APO 1)   NRI (APO 1)      FIELD NAME
====================================================================================================================================

KANSAS UNIVERSITY #1-14     L          STANTON         KS       0.50781130   0.37412260                             SPARKS NE
YEGUA SUD HILL U 1          G          ALLEN           LA       0.12429000   0.09530000                             OBERLIN
MANY 1 (BDRX) HET 1 RC SUE  G         ASCENSION        LA       0.68199000   0.48610000    0.68126500 0.48537500    DARROW
MCCRANIE 1 DAV SUA          G          BOSSIER         LA       0.27963000   0.22927000                             IVAN
LONGENBAUGH #2              L       CAL/JEFDAVIS       LA       0.96881976   0.74896000                             BON AIR
7100' RA SUA EL&L           L         CALCASIEU        LA       1.00000000   0.81250000                             PERKINS
EDGEWOOD L&L (WELLS)        L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
EDGEWOOD L&L 30             L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
EDGEWOOD L&L 9              L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
EDGEWOOD L&L B              L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
EDGEWOOD LAND & LOG 7       L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
MATILDA GRAY STREAM J LSE   L         CALCASIEU        LA       0.20000000   0.13680000                             VINTON
MATILDA GRAY STREAM M LSE   L         CALCASIEU        LA       0.20000000   0.13680000                             VINTON
PE 550 RA SU EDGEWOOD 14    L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
PE 5800 RA SU; EDGEWOOD 24  L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
PE 5800 RA SU; EDGEWOOD 27  L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
PE 5800 RA SU; EDGEWOOD 29  L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
PE 5800 RA SU; EDGEWOOD 2A  L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
PE 6000 RA SU EDGEWOOD 26   L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
PE 6000 RA SU; EDGEWOOD 28  L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
PE 6700 RA SU EDGEWOOD 13   L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
PE 6700 RA SU; EDGEWOOD 10  L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
PE 6700 RA SU; EDGEWOOD 8   L         CALCASIEU        LA       1.00000000   0.83333333                             PERKINS
BYRD #2D/SLAY (TRAVIS PEAK) L         CLAIBORNE        LA       0.19752751   0.16828500                             SUGAR CREEK
SHRINERS HOSPITAL #A1       L         CLAIBORNE        LA       0.04449880   0.03744275                             LISBON
SLAY #1                     L         CLAIBORNE        LA       0.19752600   0.17697828                             SUGAR CREEK
SLAY #1D                    L         CLAIBORNE        LA       0.18019000   0.16828500                             SUGAR CREEK
SIMONTON #1                 L         DESOTO           LA       0.30750000   0.18484610                             BETHANY
                                                                                                                    LONGSTREET
SPENCER-WALKER 1            G         LINCOLN          LA       0.22963000   0.18826000                             HICO-KNOWLES


WELL NAME                              CO.    COUNTY      ST   WI(BPO)    NRI(BPO)    WI(APO 1) NR1(APO 1)      FIELD NAME
====================================================================================================================================

CL&F 4 (TB)-PDP                        G      TERREBONNE  LA 0.03150000  0.02213660                         TURTLE BAYOU
CL&F 6 (TB)-PDP                        G      TERREBONNE  LA 0.04796320  0.03145910                         TURTLE BAYOU
CL&F 8 (TB)-PDP                        G      TERREBONNE  LA 0.04500000  0.02950000                         TURTLE BAYOU
STANSBURY #2                           L        UNION     LA 0.63262300  0.52924598                         D' ARBONE
ALLEN B L 23-15 1                      G      CHICKASAW   MS 0.68329000  0.49124990                         BACON
CORLEY 6-1 1                           G      CHICKASAW   MS 0.83964000  0.62069700                         BALLS BRANCH
DALLAS 5-41                            G      CHICKASAW   MS 0.91667000  0.75155620                         BALLS BRANCH
FARNED L P 1L                          G      CHICKASAW   MS 0.62108120  0.46700640                         BACON
FARNED L P 1U                          G      CHICKASAW   MS 0.62108120  0.46700640                         BACON
RUDDER 294                             G       CLARKE     MS 0.08000000  0.05314760                         PEACHTREE CREEK
TEMPLE 29-3 #1/HEARN 293               G       CLARKE     MS 0.08000000  0.06750000                         PEACHTREE FIELD
ERNEST ROBERTS GAS UNIT #1             L       HINDS      MS 0.96860250  0.73565830                         BOLTON
SMACKOVER UNIT                         G       JASPER     MS 0.01584000  0.01299000                         LAKE COMO
BRYAN COTTON VALLEY #5                 L       JONES      MS 0.17767000  0.14566836                         BRYAN
WALKER G.W. 6-7                        G       JONES      MS 0.33333000  0.23112710  0.25000000 0.18500000  CAMP CREEK
ANDERSON 14-12                         G        LEE       MS 1.00000000  0.76951400                         NETTLETON N.
SCRUGGS 15-10 1                        G        LEE       MS 1.00000000  0.75658480                         SHANNON, E.
TALLY 31-16                            G        LEE       MS 0.88697890  0.59343630  0.52780890 0.43487700  BALLS BRANCH
SMACKOVER "A"                          L       WAYNE      MS             0.00449631                         CYPRESS CREEK
BRUMFIELD B #1,2,3,5,6,10,11,13,14.    L       YAZOO      MS 1.00000000  0.76518750                         TINSLEY
HENSLER 1-21                           G      SHERIDAN    MT 0.41724000  0.34208650                         COMERTOWN, S.
TIOGA-MADlSON UNIT                     G      WILLIAMS    ND 0.00000000  0.00841230                         TIOGA
MUSKEGON 20 ST COM                     G       EDDY       NM 0.24688000  0.18506000                         EMPIRE, S.
FEDERAL 6 COM 1                        G        LEA       NM 0.07960000  0.06153000                         QUAIL RIDGE
GILLIAM                                G        LEA       NM 0.50000000  0.37765860                         CAUDILL, NE
JACKSON UNIT AI6O                      G        LEA       NM 0.08333000  0.06800000                         JOHNSON RANCH
SHIPP 34-A1 & A2                       L        LEA       NM 0.04147500  0.03033372                         CASEY
STATE 17 1                             G        LEA       NM 0.12500000  0.10250000                         AUSTIN
STATE QE 13 1                          G        LEA       NM 0.50000000  0.37480000                         RANGER LAKE

WELL NAME                              CO.    COUNTY      ST   WI(BPO)    NRI(BPO)    WI(APO 1) NRI(APO 1)      FIELD NAME
====================================================================================================================================

HOWLING WOMAN 1-23                     G       BLAINE     OK 0.40000000  0.31599340                         ELM GROVE
KOPF 1-11                              G       BLAINE     OK 0.35000000  0.26250000                         WATONGA CHICKASAW
NEUFELD 1-33                           G       BLAINE     OK 0.65062000  .5296987(G)                        FAY, E.
TWIN WOMAN 1-32                        G       BLAINE     OK 0.52724000  0.41888000                         THOMAS, E.
FLANIGAN 2-30                          G        CADDO     OK 0.32462000  0.24928000  0.27462000 0.22132000  UNION CITY
RICHARDS LEASE                         L        CREEK     OK 0.75000000  0.58437500                         CUSHING
MULLINS 1-34                           G       CUSTER     OK 0.06250000  0.05469000                         BUTLER, W.
BOUCHER #1-05                          L        DEWEY     OK 0.20695700  0.16297900                         OAKWOOD N.
MORTON 2-35                            G        LOGAN     OK 0.26904000  0.24158000                         ICONIUM, NW
SMITH 1-34                             G        LOGAN     OK 1.00000000  0.76260000                         ICONIUM, NW
TROUTT-MARSH 2-2                       G        LOGAN     OK 1.00000000  0.75225560                         ICONIUM, NW
RIPPLE 1-12                            G      PITTSBURG   OK 0.46289990  0.38675530                         REAMS, NW
SARKEY FOUNDATION UN 1&2               G      PITTSBURG   OK 0.25000000  0.21875000                         FEATHERSTON, NW
BOGGES 2-29                            G     ROGER MILLS  OK 0.18750000  0.15820000                         STRONG CITY, S.
BURNS ESTES 1-1                        G     ROGER MILLS  OK 0.06250000  0.05078000                         REYDON, W.
EUNICE 1-18                            L     ROGER MILLS  OK 0.02710000  0.02100810                         REYDON
HARP #1-36                             L      STEPHENS    OK 0.20000000  0.16469620                         COUNTY LINE
CHANCE-BLAHA UN 1                      G      BURLESON    TX 0.30000000  0.20370000                         GIDDINGS
MIKESKA UNIT I
 RE-ENTRY/KRENE                        G      BURLESON    TX 0.30796610  0.24310000                         GIDDINGS
PADGITT, JAMES T 3                     L      CROCKETT    TX 0.08203125  0.06245140                         PADGITT
ARCO 22 1                              G       ECTOR      TX 0.99772000  0.68943620                         ARBOL DE NADA
JOHNSON GRAYBURG SUA                   L       ECTOR      TX 0.03010000  0.02347700                         JOHNSON
PHILLIPS-EDWARDS 1                     G       ECTOR      TX 1.00000000  0.70275000  0.95000000 0.66761250  EDWARDS, W.
HURT 1                                 G       FRIO       TX 0.75000000  0.52706250                         PEARSALL
COVINGTON 1-U                          G      GRAYSON     TX 0.85150000  0.69812380                         PERRIN AFB N.
JONES JOHN 1L                          G       HOWARD     TX 0.94000000  0.67359020                         KNOTT, SW
WYNN #1                                L      LIPSCOMB    TX 0.41453100  0.30888063                         STUART RANCH
BREEDLOVE E4                           G       MARTIN     TX 0.25000000  0.17570000  0.18750000 0.13176563  BREEDLOVE, S.
GAULT, SARAH #1-5                      L      MIDLAND     TX 0.33333300  0.24752400                         PARSLEY
ST TRACT 904-L 3                       G       NUECES     TX 0.24780400  0.18579500  0.20000000 0.19828706  G 0 M ST-904
ST TRACT 904-L I                       G       NUECES     TX 0.25000000  0.20000000  0.22466228 0.16712900  G 0 M ST-904

        WELL NAME                      CO.     COUNTY     ST     WI(BPO)    NRI(BPO)  WI(APO 1) NRI(APO 1)      FIELD NAME
====================================================================================================================================

KING #2                                L      OCHILTREE   TX   0.95020400  0.66776000                         HANSFORD
WELLS GAS UNIT 1-T                     G      HARRISON    TX   0.20622000  0.16907000                         WASKOM
SNYDER ST GAS UN 1                     G       REEVES     TX   0.09375000  0.07183000                         WORSHAM-BAYER
UNIVERSITY 10-18-1U                    L        WARD      TX   0.08330000  0.06506947                         WARWINK SOUTH
UNIVERSITY 18-29 02                    L        WARD      TX   0.12577820  0.10014784                         WARWINK SOUTH
UNIVERSITY 18-29 03                    L        WARD      TX   0.15624510  0.10031409                         WARWINK SOUTH
UNIVERSITY 18-29 O5                    L        WARD      TX   0.12577820  0.06408442                         WARWINK SOUTH
UNIVERSITY 18-29 07                    L        WARD      TX   0.17126040  0.10137038                         WARWINK SOUTH
UNIVERSITY 18-30 02                    L        WARD      TX   0.12577820  0.06408073                         WARWINK SOUTH
ALLEN J H 2                            G        WOOD      TX   0.19166660  0.61414377                         CROW
MEALS, NANCY SANDERSON ET AL           L       YOAKUM     TX    0.3958335  0.30425000                         SAN ANDRES
BLUE FOREST UNIT                       G     SWEETWATER   WY   0.00205000  0.00162410                         BLUE FOREST

* NET REVENUE INTERESTS SHOWN ARE NET OF THE OVERRIDING ROYALTY INTEREST PAYABLE TO LaSALLE STREET NATURAL RESOURCES CORPORATION PURSUANT TO THE ASSIGNMENT AND CONVEYANCE OF OVERRIDING ROYALTY INTEREST DATED MARCH 31, 1995.

+ALL OIL AND GAS INTERESTS SET FORTH ON THIS EXHIBIT ARE SUBJECT TO THE MORTGAGE AND SECURITY INTEREST GRANTED BANK OF A AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED MARCH 31, 1995.

ALL OIL AND GAS INTERESTS SET FORTH ON THIS EXHIBIT ARE SUBJECT TO THE PURCHASE AND SALE AGREEMENT DATED MARCH 30, 1996 BETWEEN ENRON RESERVE ACQUISITION CORP. (SELLER), ENRON CAPITAL & TRADE RESOURCES CORP. (ADDITIONAL PARTY), LATEXIGOC ACQUISITION INC. (BUYER) AND LATEX RESOURCES, INC. (ADDITIONAL PARTY).

                                 EXHIBIT B-2'+
                LATEX RESOURCES, INC. MAJOR NON-PRODUCING LEASES

WELL NAME             Co.                 COUNTY        ST   WI(BPO)          NRI(BPO)      WI(APO)  NRI(APO)      FIELD NAME
====================================================================================================================================

WILLIAMS, EMMA #1     L                   BALDWIN       AL  1.00000000       0.79424852                          SOUTH CARLTON
SCOTT #11-6           L                   CLARKE        AL  1.000OO000       0.77946338                          SOUTH CARLTON
SCOTT #9-9            L                   CLARKE        AL  1.00000000       0.77643384                          SOUTH CARLTON
OSWELL, C.O. #6       L                CLARKE/BALDWIN   AL  1.00000000       0.84915625                          SOUTH CARLTON
S.CARLTON-LOC 1       L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 10      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 11      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 12      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 13      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 14      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 15      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 16      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 17      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 18      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 19      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 2       L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 20      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 21      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 22      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 24      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 25      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 26      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 27      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 28      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 29      L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 3       L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 4       L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 5       L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 6       L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 7       L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 8       L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON
S.CARLTON-LOC 9       L                CLARKE/BALDWIN   AL  1.00000000       0.77660000                          SOUTH CARLTON

     WELL NAME               CO.          COUNTY        ST   WI(BPO)          NRI(BPO)      WI(APO)  NRI(APO)      FIELD NAME
====================================================================================================================================
STATE OF ALABAMA             L         CLARKE/BALDWIN   AL  1.00000000       0.82919950                          SOUTH CARLTON
WALL ET AL UNIT 3-8 #1       L         CLARKE/BALDWIN   AL  1.00000000       0.72327161                          SOUTH CARLTON
PEOC-NVG 41-23H              G             ROUTT        CO  0.80719000       0.59413970   0.67352880 0.50192907  WOLF MOUNTAIN
L HA RA SUA, PLACID #1       G            BOSSIER       LA  0.17736000       0.11632950                          CARTERVILLE N.
CLARK RA SU A                G            CAMERON       LA  0.03031000       0.02363280                          CREOLE N.
GAY UNION CORP #37BP1        L           IBERVILLE      LA  1.00000000       0.80035010                          BAYOU CHOCTAW
GAY UNION CORP #37BP2        L           IBERVILLE      LA  1.00000000       0.80035010                          BAYOU CHOCTAW
GAY UNION CORP #37BP3        L           IBERVILLE      LA  1.00000000       0.80035010                          BAYOU CHOCTAW
GAY UNION CORP #37BP4        L           IBERVILLE      LA  1.00000000       0.80035010                          BAYOU CHOCTAW
GAY UNION CORP #37BP5        L           IBERVILLE      LA  1.00000000       0.80035010                          BAYOU CHOCTAW
GAY UNION CORP #51           L           IBERVILLE      LA  1.00000000       0.80035010                          BAYOU CHOCTAW
BRUMFIELD B-22 (PUD)         L             YAZOO        MS  1.00000000       0.76518750                          TINSLEY
BRUMFIELD B-23 (POSS-POU)    L             YAZOO        MS  1.00000000       0.76518750                          TINSLEY
GILLIAM 1                    G              LEA         NM  0.50000000       0.37765860                          CAUDILL, NE
HOWLING WOMAN 1-23           G            BLAINE        OK  0.40000000       0.31599340                          ELM GROVE
FLANIGAN 2-30                G            CADDO         OK  0.32462000       0.24928000   0.27462000 0.22132000  UNION CITY
MILLIE 2-20 (RECOMPLETE)     G            DEWEY         OK  0.75000000       0.65625000                          PUTNAM
BLACK 1-3                    G            LOGAN         OK  1.00000000       0.86133000                          ICONIUM, NW
SMITH 1-34                   G            LOGAN         OK  1.00000000       0.76260000                          ICONIUM, NW
COVINGTON 1                  G           GRAYSON        TX  0.85150000       0.69812380                          PERRIN AFB N.
GAULT, SARAH #1-5            L           MIDLAND        TX  0.33333300       0.24752400                          PARSLEY
GAULT, SARAH #34             L           MIDLAND        TX  0.50000000       0.36666000                          PARSLEY
UNIVERSITY 10-18 A-6         L             WARD         TX  0.10000000       0.07800000                          WAR-WINK SOUTH
UNIVERSITY 10-18 A-7         L             WARD         TX  0.10000000       0.07800000                          WAR-WINK SOUTH
UNIVERSITY 10-18 B-8         L             WARD         TX  0.10000000       0.07800000                          WAR-WINK SOUTH
UNIVERSITY 10-18 B-9         L             WARD         TX  0.10000000       0.07800000                          WAR-WINK SOUTH
UNIVERSITY 11-18 #A-4        L             WARD         TX  0.08333330       0.06500000                          WAR-WINK SOUTH
UNIVERSITY 11-18 #B-3        L             WARD         TX  0.08333330       0.06500000                          WAR-WINK SOUTH
UNIVERSITY 11-18 #B-4        L             WARD         TX  0.08333330       0.06500000                          WAR-WINK SOUTH
UNIVERSITY 11-18 #B-5        L             WARD         TX  0.08333330       0.06500000                          WAR-WINK SOUTH
UNIVERSITY 18-29 2           L             WARD         TX  0.12577820       0.10014784                          WAR-WINK SOUTH
UNIVERSITY 18-29 5           L             WARD         TX  0.12577820       0.06408442                          WAR-WINK SOUTH
UNIVERSITY 18-29 7           L             WARD         TX  0.17126040       0.10137038                          WAR-WINK SOUTH
UNIVERSITY 22-18 #A-3        L             WARD         TX  0.08333330       0.06500000                          WAR-WINK SOUTH
UNIVERSITY 23-18 #A-3        L             WARD         TX  0.08333330       0.06500000                          WAR-WINK SOUTH
UNIVERSITY 23-48 #A-4                      WARD         TX  0.08333330       0.06500000                          WAR-WINK SOUTH

WELL NAME                    CO.          COUNTY        ST    WI(BPO)          NRI(BPO)   WI(APO)  NRI(APO)       FIELD NAME
====================================================================================================================================

UNIVERSITY 24-18 #2          L             WARD         TX 0.08333330        0.06500000                          WAR-WINK SOUTH
UNIVERSITY 9-18 A-3          L             WARD         TX 0.08333330        0.06500000                          WAR-WINK SOUTH
UNIVERSITY 9-18 A-4          L             WARD         TX 0.08333330        0.06500000                          WAR-WINK SOUTH



*NET REVENUE INTERESTS SHOWN ARE NET OF THE OVERRIDING ROYALTY INTEREST PAYABLE
 TO LaSALLE STREET NATURAL RESOURCES CORPORATION PUR TO THE ASSIGNMENT AND CONVEYANCE OF OVERRIDING ROYALTY INTEREST DATED MARCH 31, 1995.


+ALL OIL AND GAS INTERESTS SET FORTH ON THIS EXHIBIT ARE SUBJECT TO THE MORTGAGE AND SECURITY INTEREST GRANTED BANK AMERICA NATIONAL THUST AND SAVINGS ASSOCIATION PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED MARCH 31, 1995.

ALL OIL AND GAS INTERESTS SET FORTH ON THIS EXHIBIT ARE SUBJECT TO THE PURCHASE AND SALE AGREEMENT DATED MARCH 30, 1996 BETWEEN ENRON
RESERVE ACQUISITION CORP. (SELLER), ENRON CAPITAL & TRADE RESOURCES CORP. (ADDITIONAL PARTY), LATEX/GOC
ACQUISITION INC. (BUYER) AND LATEX RESOURCES, INC. (ADDITIONAL PARTY).

                                 EXHIBIT B-3 *+
                                 -----------

                 LATEX RESOURCES, INC. MISCELLANEOUS INTERESTS
                 ---------------------------------------------

                        MINERAL/ROYALTY INTERESTS OWNED
                        -------------------------------

STATE OF ALABAMA
COUNTIES OF CLARKE and BALDWIN

ALL IN TOWNSHIP 3 NORTH, RANGE 2 EAST

Section 11: SW/4 lying south and west of Alabama River
Section 14: W/2 lying south and west of Alabama River
Section 15: SE/4 NE/4 and SE/4 lying east of Alabama River
Section 11: NW/4 SW/4 lying south and west of Alabama River
Section 14: NW/4 NW/4
Section 15: NE/4 NE/4
Section 14: NE/4 NW/4
Section 15: SW/4 NE/4
Section 10: 5E/4 5W/4 lying south and east of Alabama river limited to 7,500'
Section 10: SE/4 SE/4 limited to 7,500'
Section 15: SE/4 NW/4, limited to 7,500'
Section 10: SW/4 SE/4, limited to 7,500'
Section 10: NW/4 SE/4, limited to 7,500'
Section 10: NE/4 SE/4, limited to 7,500'
Section 15: NW/4 NE/4, limited to 7,500'
Section 15: NE/4 NW/4, limited to 7,500'
Section 11: SW/4 SW/4
Section l0: SW/4 SW/4

STATE OF LOUISIANA
PARISH OF ST. CHARLES

(Surface and mineral ownership)

Lots No. 112 and 114 of the Subdivision of the Ranson Tract, situated on the "Coteau de France", between Bayou Saut d'Ours and Bayou Des Allemands, in St Charles Parish, Louisiana in township 14 South, Range 20 East, Southeastern Land District of Louisiana and West of the Mississippi river

STATE OF OKLAHOMA
COUNTY OF CUSTER

S/2 and SE/4 NE/4 of Section 5, Township 14 North, Range 19 West


                                       l

S/2 SE/4 and SE/4 SW/4 Section 4, Township 14 North, Range 19 West
S/2 NW/4 Section 4, Township 14 North, Range 19 West
Lots l and 2 and N/2 SW/4 of Section 4, Township 14 North, Range 19 West Lots 3 and 4 Section 4, Township 14 North, Range 19 West
S/2 Section 33, Township 15 North, Range 19 West
SW/4 NE/4 Section 5, Township 14 North, Range 19 West

STATE OF ARKANSAS
COUNTY OF MILLER

Section 30, Township 19 South, Range 17 West
Section 8, Township 20 South, Range 28 West

STATE OF ARKANSAS
COUNTY OF COLUMBIA

SW/4 of Section 3, Township 18 South Range 23 West, from the surface to a depth of 5,080 feet

East 3/4, only insofar as same is included within the designated spacing unit established pursuant to Arkansas Oil and Gas Commission Order No.11-89, section 9, Township 20 South, Range 22 West

All of interest in and to that certain spacing unit established for the Rosewood Resources Inc. #1-10, said unit formed in compliance with Arkansas Oil and Gas Commission Reference No. 204-87, as amended by Commission Reference No.11-89, and encompassing the West 3/4 of fractional Section 10, Township 20 South Range 22 West, limited to include only that strata and/or zones from the surface of the earth down to and including a sub-surface depth of 11,076 feet, being 100 feet below total depth drilled in said well.

STATE OF TEXAS
COUNTY OF HANSFORD

Section 234, Township 2, GH&H survey, Hansford County, Texas containing 640.0 acres more or less. (160 acre net)

STATE OF COLORADO
COUNTY OF MORGAN

5W/4 and S/2 NW/4 Section 23, and N/2 NW/4 Section 26 all in Township l North, Range 58 West, 6th P.M.

STATE OF MISSISSIPPI
COUNTY OF ADAMS

Beginning at a point on the common boundary line between Sandy Creek Plantation, formerly owned by National Gasoline Company of Louisiana, and Magnolia Hills Plantation, formerly owned by Ella G. Lees, said point being N 31 degrees 36' 00" W 1298.81 ft from the intersection of Cannonsburg Road with the north right-of-way line of U.S. Highway No. 84; run thence N 71 degrees 30'50"
200.00 ft; thence East 363.91 ft; thence North 1070.00 ft; thence East 305.81 ft; thence North 1088.20 ft; thence East 1771.0 ft to the northwest corner of Possum Farm, now or formerly owned by Mrs. Alice M. Ratcliffe; thence easterly with the common boundary line between said Possum Farm and said Magnolia Hills Plantation 1181.28 ft; thence South 804.53 ft; thence East 280.00 ft; thence South 440.00 ft; thence West 480.00 ft; thence South 1010.00 ft; thence West
280.00 ft; thence South 660.00 ft; thence East 270.00 ft; thence South 888.09 ft to a point on the north right-of-way line of said U.S. Highway No 84; thence westerly with said north right-of-way line and the north boundary line of Mississippi Central Railroad property 2966.27 ft to the intersection of the common boundary line between said Sandy Creek Plantation and said Magnolia Hills Plantations with said north right-of-way line of U.S. Highway No. 84; thence northwesterly with the common boundary line between said Sandy Creek Plantation and said Magnolia Hills Plantation 1367.89 ft to point of beginning, containing 241 acres of land, lying in Township 7 North, Range l West.

STATE OF LOUISIANA
PARISH OF CONCORDIA

DESCRIPTION OF PORTION OF BLACKHAWK PLANTATION, 100 ACRE PEABODY LEASE, SITUATED IN SECTIONS 39,40,41,42 AND 43 T2N,R8E as further described:
From the most westerly corner of Section 43, T2N,R8E, Concordia Parish, Louisiana go northeasterly along the line between Sections 43 and 64 for 852.0 degrees; thence east for 3758.41' to the point of beginning being the northwest comer of the within described tract and the northeast corner of the T.J. Guido Lease.
Thence from said point of beginning go south along said Guido Lease for 1675.38'; thence east for 2600.00'; thence north for 1675.38'; thence west for 2600.00' to the point of beginning. Said with described tract containing 100 acres.

From the most northerly corner of Section 42, T2N, R8E, Concordia Parish, Louisiana go southeasterly along the line between Sections 41 and 42 for 33.504' to the point of beginning, being a point on the west boundary of within described tract. Thence from said point of beginning, go north for 290.20'; thence north 28 deg. 39 minutes east for l629.89'; thence north 46 deg. 30 minutes east for 2156.46'; to the northwest corner of within described tract; thence east for 4220.58'; thence south for 3793.19'; thence west for 1995.53'; thence south for 796.83'; thence west for 2115.76'; thence south for 850.00'; thence west for 1830.00'; thence north for 850.00'; thence west for 625.00' thence north for 1385.18' to the point of beginning. The within described tract containing 625.0 acres and being situated in Sections 34,35,36,37,38,39,40,41,42,43 and accretions thereto.

DESCRIPTION OF A 160 ACRE PEABODY LEASE- BLACKHAWK PLANTATION SITUATED IN SECTIONS 44,45,46,47,48 AND 49, T2N-R8E, CONCORDIA PARISH, LOUISIANA

From the most southerly corner of Section 49, T2N-R8E, go Northeasterly along the line between Sections 49 and 50 for 5781.15 feet to the point of beginning being a point on the south boundary of with described tract

JEN RA SU H in accretions to Township North, Range 9 East, as more particularly described and shown on the map or plat attached as Exhibit "A" to Louisiana Office of Conservation Order No. 674-A, effective on and after September 19, 1979, a certified copy of which is filed of record under Register No. 144911 and recorded in C.O.B. 135 at page 732 containing 40.0 acres, more or less, and being the drilling and production unit for the Jenkins Sand Reservoir "A", Roseland Field for the ADCO PRODUCING COMPANY, INC. SHARP EYE WIPER NO 2 WELL, in accretions to Township 4 North, Range 9 East.

STATE OF MISSISSIPPI
COUNTY OF FRANKLIN

SW/4 NW/4 of Section 29, Township 6 North, Range 2 East, containing 40 acres, more or less.

STATE OF MISSISSIPPI
COUNTY OF JEFFERSON DAVIS

W/4 of Section 30, Township 8 North, Range 19 West and E 3/4 Section 25, Township 8 North, Range 20 West.

Section 31, Township 8 North, Range 19 West.

STATE OF MISSISSIPPI
COUNTY OF LAWRENCE

Section 31, Township 6 North, Range 1l East containing 640 acres.

STATE OF MISSISSIPPI
COUNTY OF LINCOLN

Begin at the southeast corner of Section 2, Township 5 North, Range 6 East, thence west along the south line of Section 2 for 2112; to the point of beginning, thence north and parallel to the east line of Section 2 for 2640' east and parallel with south line of Sections 2 and l for 3520', thence south and parallel to west line of Sections l and 12 for 3960', thence west and parallel with the north line of Sections 12 and 1l for 3520', thence north and parallel with the east line of Section 1l for l320' to the point of beginning, containing 320 acres.

STATE OF LOUISIANA
PARISH OF LIVINGSTON

160 acres located Section 29, Township 6 South, Range 5 East

STATE OF MISSISSIPPI
COUNTY OF MADISON

SE/4 NW/4 Section 1, Township 8 North, Range l West
SE/4 NE/4 Section 2, Township 8 North, Range l West
NW/4 NW/4 Section 1, Township 8 North, Range l West
NE/4 SW/4 Section 1, Township 8 North, Range l West

SW/4 NE/4 Section 2, Township 8 North, Range 1 West
SW/4 NW/4 Section 1, Township 8 North, Range 1 West
NW/4 NE/4 Section 1, Township 8 North, Range 1 West
SW/4 NE/44 Section 1, Township 8 North, Range 1 West
NW/4 SE/4 Section 2, Township 8 North, Range 1 West
E/2 NE/4 Section 35, Township 9 North, Range 1 West
SW/4 SE/4 Section 1, Township 8 North, Range 1 West
NE/4 SE/4 Section 26, Township 9 North, Range 1 West
NE/4 SE/4 Section 35, Township 9 North, Range 1 West
NW/4 SE/4 Section 26, Township 9 North, Range 1 West
E/2 NE/4 Section 35, Township 9 North, Range 1 West
SW/4 NE/4 Section 26, Township 9 North, Range 1 West
SE/4 SE/4 Section 26, Township 9 North, Range 1 West
Section 1, Township 8 North, Range 1 West

STATE OF MISSISSIPPI
COUNTIES OF SMITH, JONES and JASPER

Unit is described in that certain Unitization Agreement- dated June 2, l956, Oil and Gas Book 129, Page 1 in the office of the Chancery Clerk of the Second Judicial District of Jones County, Mississippi; and recorded Oil and Gas Book 90, Page 1 in the office of the Chancery Clerk of Smith County, Mississippi; and recorded in Oil and Gas Book 25, Page 103 in the office of the Chancery Clerk of the Second Judicial District of Jasper County, Mississippi

STATE OF MISSISSIPPI
COUNTY OF WALTHALL

Section 34, Township 4 North, Range 11 East, containing 640 acres.

NW/4 SW/4 Section 3, Township 3 North, Range 11 East

NW/4 NW/4 of Section 3, Township 3 North, Range 11 East

STATE OF MISSISSIPPI
COUNTY OF WILKINSON

From the corner common to Sections 41, 44 and 47, Township 2 North, Range 4 West, Wilkinson County, Mississippi, go easterly along the south boundary of
Section 47 for 380 feet; thence southerly at right angles for 852 feet to a point, thence North 40 degrees 00' west for 330 feet to the point of beginning. Thence from said point of beginning, go north 50 degrees 00' east for 330' to the most northerly corner of within described tract; thence south 40 degrees east for 1112.17'; thence north 50 degrees 00', west for 1445.'; thence north 40 degrees 00', west for 1810.0' thence north 50 degrees 00', east for 330.0 feet to the point of beginning. Said within described tract contain 40.0 acres.

40 acres in Section 41, Township2 North, Range 4 West

40 acres located in Sections 38 and 39, Township 2 North, Range 4 West

Section 39, Township 2 North, Range 4 West
From the southwest corner of Section 35, Township 4 North, Range 3 West, Wilkinson County, Mississippi, go northeasterly along the line between Sections 35 and 36 for 2,003'; thence northwesterly at right angles for 1,425' to the point of beginning, being the northwest corner of within described tract. Thence from said point of beginning, go east for 1,810.00'; thence south for 1,445.00'; thence west for 697.83'; thence north for 785.00'; thence west for 1,112.17'; thence north for 660.00' to point of beginning. The above described tract is situated in Sections 35 and 36, T4N, R3W and contains 40 acres.


STATE OF NORTH DAKOTA
COUNTY OF MCKENZIE

All of the right, title and interest owned by Calto Oil Co. in and to the oil, gas and other minerals in and under and that might be produced from that certain tract of 160 acres more or less, being the NW/4 of Section 13, 152N, 96W, McKenzie Co., N>D>, more particularly set our in Mineral Deed dated April 24, 1951 from Walter Sorenson et ux to Calto oil Co. rec in Bk. 57 Page 77, of the deed Records of said County and State; conveying and undivided 1/4 interest in said tract; and

Mineral Deed from Ole m> Jorgenson et ux to Calto Oil Company dated April
16, 1951, rec in Book 57 Page 19, Deed Records of McKenzie County, N.D., conveying and undivided 1/4 mineral interest under 160 acres described as the NE/4 of Section 23-152N-96W, subject to Mineral Deed executed by Calto Oil Co. in favor of G.W. Gulmon, dated Dec. 13, 1965 effective Jan. 1, 1966, conveying and undivided 1/16th of 1/4th interest in said lands, rec. in Bk 112, Page 197 of the records of said County and State; and

Assignment of Overriding Royalty conveying to Calto oil Co. a 1/8th of 7/8th ORRI in the following oil, gas and mineral leases:

     Oil Gas & Mineral Lease dated Jan. 24, 1962, executed by Louisiana Land and Exploration Cok. as Lessor to Skelly Oil Cok. as Lessee, covering NE/4 of
     Section 23-152N-96W, rec. Book 104, Page 123, Misc Rec.

     Oil Gas & Mineral Lease dated September 5, 1951 from Ole N. Jorgenson et ux to Skelly Oil Co., covering NE/4 Section 23-152N-96W, rec Book 101, Page 217, Misc Rec.

said assignment executed August 21, 1962, rec Book 106, Page 311, Misc Rec.

Section 13, Township 152 North, Range 96 West, McKenzie County, North Dakota

STATE OF NORTH DAKOTA
COUNTY OF WILLIAMS

S/2 S/2 Section 32-156N-95W, 160 acres
SE/4 SW/4 Section 34-156N-96W
W/2 NE/4 Section 34-156N-96W

E/2 NE/4 and SE/4 Section 34-156N-96W, 240 acres
SE/4 SW/4 Section 34-156N-96W
W/2 NE/4 Section 34-156N-96W
E/2 SE/4 Section 27 and E/2 NE/4 and SE/4 Section 34-156N-96W, 320 acres SW/4 SW/4 Section 32-156N-95W, 40 acres
SW/4 NE/4 and S/2 NW/4 and W/2 SW/4 Section 13-157N-95W
NW/4 NW/4 Section 34-157N-95W
E/2 SW/4 and W/4 SE/4 Section 13-157N-95W

STATE OF TEXAS
COUNTIES OF CHEROKEE and RUSK

685 acres, more or less, out of the Wade H. Walters Survey, A-888 Cherokee County, A-809 Rusk County, being more particularly described in the Pooling Designation recorded in Rusk County in Vol 1608, Page 167-191 of the Land Records and in Cherokee County in Vol 1072, Page 559-583 of the Records of said County, State of Texas

STATE OF TEXAS
COUNTY OF FREESTONE

Basin Operating Co- Carpenter Gas Unit NO.5 consisting of 690.5 acres of land situated in Freestone County, Texas, described in that certain pooling Declaration, dated May 17, 1963, of record in Vol 330, Page 189, of the Deed Records of Freestone County, Texas which Declaration pooled and combined the leases and mineral interest described therein and the lands covered by said leases and the lands in and under which said mineral interest exist

STATE OF TEXAS
COUNTY OF GREGG

79.09 acres out of the John Ruddle Survey, less 27.75 acres off the West side, Gregg County, Texas

615.56 acres situated in the William Robinson Survey, Gregg County, Texas being more particularly described in that certain Unit Designation dated September 4,1953, executed by S.L. Florsheim, Jr., R.W, Ketelson, H.S, Moss, L.W. Powell, Roy Powell, Austin E. Stewart, Stanolind Oil & Gas Company, Continental Oil Company, tide Water Associated Oil Co. and Arkansas Fuel Oil Corporation and recorded in Vol 421, at Pages 444-456 of the Deed Records of Gregg County, Texas, to which instrument and the record thereof reference is here made for a more particular description.

South 2.89 acre of the North 3.89 acres of 11.36 acres of land, situated in Gregg County, Texas, being a part of the Mary Van Winkle Survey, said 3.89 acre tract described as follows: Beginning at a stake, the Northwestern corner of the
11.36 acre tract described in J.M. Johnson lease, said stake being at the intersection of the East or Southeast boundary line of the I&GN Railway right-of-way with the East boundary line of said 11.36 acre tract describe in said lease from J.M. Johnson; THENCE south along the east boundary line of said 11.36 acres tract 421 feet to stake for southeast corner of this triangular shaped tract; THENCE west parallel with the south boundary line of said 11.36 acre tract to a point, a stake in

I&GN Railway right-of-way; THENCE North 40 deg east with said I&GN Railway right-of-way which line is also the west line of said ii .36 acre tract to the place of beginning containing 3.89 acres of land.

688.07 acres out of William Robinson Survey, A-177, D Sanchez Survey, A-186 Gregg County, Texas. East 18.3 acres of a certain 25 acre tract, more or less, situated in the William Robinson Survey.

96 acres in a tract being part of the William Robinson survey.

East 60 acres out of 126 acres being a part of the William Robinson Survey.

92.5 acres being a part of the William Robinson Survey.

150.00 acres in the Wm. Robinson Survey A-177 being a part of the 35.07 acres tract described as Tract No. 2 in that certain quit-claim deed dated 1-24-86 from Velma Lee Craig et al to Stanolin Oil & Gas Co. et al recorded Vol 527 Page 194, Gregg County, Texas

50 acres in the William Robinson Survey, Gregg County, Texas

6.18 acres more or less, in the Wm. Robinson Survey, being Lot 2 of the partition between Young-Lee, et al, Gregg County, Texas

1.45 acres out of the W.H. Castleberry Survey, Gregg County, Texas

North 22.5 acres of a certain 45 acre tract, more or less, situated in the Delores Sanchez Survey.

STATE OF TEXAS
COUNTY OF HOPKINS

The Hinton Production Company Bert Davis Gas Unit as described in Corrected Declaration of Pooled Unit of Record in Volume 162, Page 95, Oil and Gas Lease Records of Hopkins, County, Texas, composed of 320 acres.

STATE OF TEXAS
COUNTY OF LEON

The E.B. Andrews, Jr. 80 acres Oil Unit #1, William Johnson Survey, Abstract No. 11, Leon County, Texas more fully described in Oil Unit Pooling Agreement and Designation executed by Texas Petroleum Expl. Co., et al , a counterpart of which dated February 23, 1967, was filed fro record January 25, 1968 and recorded in Vol. 348 Page 401 deed records of Leon County, Texas.

644.74 acre unit as described in Exhibit "A" of that certain Declaration of Pooling dated effective as of the 25th day of April, 1975, recorded in Volume 404, Page 698, of the Deed Records of Leon County, Texas.

STATE OF TEXAS
COUNTY OF HENDERSON

100 acres, more or less, a part of the South Adrian Anglin Survey, Patent No. 155, described as follows: BEGINNING at the NE corner of 320 acre survey deeded to Martha Bond by M.E. O'Quinn, to which deed reference is here made for a more full description to-wit a Red Oak 18 in NW 19 vrs do 8 in. S 20 W 16 Vrs; THENCE south 130 varas, branch bottom at 751 1/2 vrs; Black Oak stake a R 0 l2 in N 37 W 3 vrs; P O vrs 9 in 75 E l vrs; THENCE west 335 vrs. branch, at 430 vrs. fork of same branch at 751 1/2 vrs., stake on bank of same branch a H 14 in. N 88 E. 12 vrs; R.O. 9 in N 11 1/2 vrs; THENCE North 13 vrs. branch, at 75 vrs fine spring branch at 751 1/2 vrs; a B.J 6 in S 47 W 71/10 vrs, do 5 in N47 E 7/10 vrs; THENCE East 751 1/2 vrs to the BEGINNING.

46.83 acres of land out of the Jose M. Y'Barto Survey, Abstract No. 845, said tract designated as Tract 58 in Travis Peak Gas Unit #7, recorded in Vol 473 Pg 310 Deed Records.

60 acres in the Santo Sylvester Survey, Abstract No. 694 in Henderson County, Texas, said tract is designated as Tract No. 56, in Declaration of Travis Peak Gas Unit No. 8 recorded in Vol 186 Page 306

40.05 acres of land, being the west 40.05 acres of the J.N. Leopard 86.88 acre tract, out of the Jose M. Y'Barbo Survey, Abstract No. 864, described, and designated as Tract No. 18 in Exhibit B of that certain instrument dated November 1, 1954, designated as Unit Agreement for Rodessa Lime Pool of Tri-Cities Field, Henderson County, Texas, executed by and between Lone Star Producing Company, a Texas corporation, as "Operator" and W.B. Hinton, et al, "Subscribers", a counterpart of which said agreement is recorded in Volume 434, at Page 1.

STATE OF TEXAS
COUNTY OF GUADALUPE

85.5 acres of land, more or less, being a part of the Joel W. Robinson 3/4 League Grand and described by metes and bounds.

53 acres being a part of the Robinson Survey and beginning at the most southerly corner of a survey of 320 acres granted to James M. Bell; thence north 50 degrees east with said Bell's southeast line E 446 varas to stake; thence south 40 degrees east 671 varas to Alexander's NE line; thence south 50 degrees west 446 varas to Carroll Picken's east corner; thence north 40 degrees west 676 varas to place of beginning, Guadalupe County, Texas.


STATE OF TEXAS
COUNTY OF LEON

The E. B. Andrews, Jr. 80 Acres oil Unit #2, William Johnson Survey, Abstract No. 11, Leon County, Texas more fully described in Oil Unit Pooling Agreement and Designation executed by Texas Petroleum Expl. Co., et al, a counterpart of which dated February 23, 1967, was filed for record January 25, 1968 and recorded in Vol 348, Page 401 deed records of Leon County, Texas.

644.74 acre unit as described in Exhibit "A" of that certain Declaration of Pooling dated effective as of the 25th date of April, l975, recorded in Volume 404, page 698, of the Deed Records of Leon County, Texas.

STATE OF TEXAS
COUNTY OF PECOS

The Northwest Quarter (NW/4) of Section 106, Block 10, H&GN Ry. Co., Survey, limited to production below a depth of 2,000 feet below the surface, Pecos County, Texas.

STATE OF TEXAS
COUNTY OF RAINS

652.977 acres of land, being part of the Isaac Kneeland Survey, Abstract no. 131, and the E. N. Stringer Survey, Abstract No. 224, all in Rains County, Texas, being more fully described in the Unit Declaration for the McMoRan Exploration Co., et al, Feeney-Hill Gas Unit No. 1, a counterpart of which is recorded in Volume 232, Page 131 of the Deed Records of Rains County, Texas, which such Unit Declaration has been amended by First Amendment, a counterpart of which is recorded in Volume 236 Page 710 of said Deed Records, and Second Amendment, a counterpart of which is recorded in Volume 248, Page 746 of said Deed Recorded, and including 1l tracts (there being 6 tracts within Unit Tract
11).

Prairie Producing Company, et al C. L. Huddleston, et al Gas Unit No.1 comprising 416.91 acres being more particularly described in Unit Designation under File Number 3037 in Volume 228, Page 269 of the Rains County Records to which further reference is made for all purposes.

STATE OF TEXAS
COUNTY OF SCURRY

E/2 of Sec. 394, Blk. 97, H&TC RR Co. Survey, Scurry County, Texas

STATE OF TEXAS
COUNTY OF SMITH

Declaration of Pooled Unit dated June 18, 1982, recorded in Vol. 1997, Page 296 and Vol. 2012, Page 90, Deed Records of Smith County, Texas and the Amendment to the Declaration of Pooled Unit dated February 3, 1983, recorded Vol. 2078, page 81, Survey A-13, Jose A. Caro Survey, A4; James Jordan Survey, A-12 and M.G. Henriquez Survey A-11.

STATE OF TEXAS
COUNTY OF WARD

Southwest half (except the Northwest quarter of Southwest half) of Section 28, Block B-29, PSL, said land also being described as the Southeast 240 acres of the Southwest half of said Section 28; and Southeast 120 acres of the Southwest half of Section 28, Block B-29, PSL, Ward County, Texas.


STATE OF TEXAS
COUNTY OF WOOD

Tract No.1 - A 26.5 acre tract of land out of the W. W. Grice tract of land situated in the Hazard Anderson Survey No.10, Wood County, Texas, and described as follows: Beginning at the Southeast corner of said 26.5 acre tract; then S
89 deg 48' W. 474.02 varas to the Southwest corner of said 26.5 .acre tract; thence N 0 deg. 37' W. 315.48 varas to the Northeast corner of said 26.5 acre tract, being also the Southwest corner of the W. W. Grice 29.19 acre tract; thence N 89 deg. 48' E 474.39 varas along the common boundary line between said
26.5 acre tract and the W. W. Grice 39.19 acre tract to the Northeast corner of said 26.5 acre tract; being also the Southeast corner of said 26.5 acre tract; being also the Southeast corner of W. W. Grice 39.19 acre tract; thence S 0 deg. 33' E 13.19 varas to a point on the east line of the 26.5 acre tract; being also the Northwest corner of the W. W. Grice 34.82 acre tract; thence continuing along the east line of the 26.5 acre tract S - deg. 33' E 302.29 varas to the point of beginning.

Tract No.2 - The West 13.5 acres of a 34.82 acre tract out of the W. W. Grice tract of land situated in the Hazard Anderson Survey, Abstract No.10, Wood County, Texas, said 34.82 acre tract being described as follows: beginning at the Southeast corner of the W. W. Grice 26.5 acre tract; thence S 0 deg. 33' E
99.42 varas to the Southwest corner of said 34.82 acre tract; thence N 89 deg. 45' E 475 varas to the Southeast corner of said 34.82 acre tract; thence N 0 deg. 33' W 412.83 varas to the Northeast corner of said 34.82 acre tract; thence
W. 475 varas to a point in the East line of the W. W. Grice 26.5 acre tract being 13.19 varas S 0 deg. 33' from the northeast corner of said W. W. Grice
26.5 acre tract; thence S 0 deg. 33' E along the east line of the W. W. Grice
26.5 acre tract to the point of beginning.

Second Subclarksville Formation Unit as described in that certain instrument recorded in Vol 561 at Page 471 of the records of Wood County, Texas.

Woodbine A Formation Unit as described in that certain instrument recorded in Book 461, Page 457 of the records of Wood County, Texas.

A 34.82 acre tract out of the W. W. Grice Tract of land, situated in the Hazard Anderson Survey, Wood County, Texas, said 34.82 acre tract being described as follows: Beginning at the Southeast corner of the W. W. Grice 26.5 acre tract; thence S 0 deg. 33' E 99.42 varas to the Southwest corner of said 34.82 acre tract; thence N 89-45' E 475 vrs. to the Southeast corner of said 34.82 acre tract; thence N 0 deg. 33' W 412.83 vrs. to the Northeast corner of said 34.82 acre tract; thence W 475 vrs. to a point in the East line of

W. W. Grice 26.5 acre tract being 13.19 vrs. S 0 deg. 33' E from the Northeast corner of said W. W. Grice 26.5 acre tract; thence S 0 deg. 33' E along the East line of the W. w. Grice 26.5 acre tract to the point of beginning.

The South 20 acres of the 26.5 acre tract out of the W. W. Grice Tract of land situated in the Hazard Anderson Survey, Wood County, Texas; said W. W. Grice tract of land being fully described in Oil, Gas and Mineral Lease from Ruby Grice, et al, to Amerada Petroleum Corporation and filed for record November 1, l944, in Volume 268, Page 110, Deed Records of Wood County, Texas; said 26.5 acre tract being more particularly described as follows:

Beginning at the Southeast corner of said 26.5 acre tract; thence South 89 deg. 48' West 474.03 varas to the Southwest corner of said 26.5 acre tract thence North 0 deg. 37' West 315.48 varas to the Northwest corner of said 26.5 acre tract; being also the Southwest corner of the W. W. Grice 39.19 acre tract; thence North 89 deg. 48' East 474.39 varas along the common boundary line between said 26.5 acre tract to the W. W. Grice 39.19 acre tract; thence South 0 deg. 33' East 13.19 varas to a point on the East line of the 26.5 acre tract being also the Northwest corner of the W. W. Grice 34.82 acre tract; thence continuing along the East line of the 26.5 acre tract South 0 deg. 33' East
302.29 varas to the point of beginning; said 26.5 acre tract having been conveyed by deed from Anderson Gunter to W. W. Grice, recorded in Volume 31, Page 6 of the Deed Records of Wood County, Texas.

Goldston Oil Corp. - W. W. Grice 76.5 acre lease described as follows: a part of the Hazard Anderson Survey, Abst No.10, Wood Co., TX, and beginning at the NW corner of the 640 acre tract conveyed by Rueben Herndon to G N. Price; Thence E 950 vrs. Cor. on the NBL of said 640 ac Tr from which a red elm brs. N 3 vrs; thence S 445 Vrs. cor. from which a B.O. brs. S42 E Vrs., A B.O. brs. N 3 Vrs.; thence West 950 Vrs. for corner of the WBL of said 640 acre tract from which a P.O. brs. South 16 East 4 Vrs.; a P.O. brs. South 60 West 3 Vrs; thence North 455 Vrs. to the place of beginning, containing 6\67.5 acres of land, more or less.

Also, 100 acres of land out of the R. E. Neill Survey about five miles North of the town of Quitman, and described by metes and bounds as follows: Beginning at a point 790 vrs East and 744 vrs North of the SW corner of said survey; thence North 744 varas; thence East 679 varas; thence South 744 varas; thence West 769 varas to the beginning; and being the same land conveyed to W. W. Grice by A.L. McGee, et ux, by deed dated the 22nd day of November 1913, and shown of record in Volume 33, Page 263, Deed Records of Wood County, Texas.

STATE OF TEXAS
COUNTY OF GREGG

5 acres, more or less, a part of the Isaac Skillern Survey, described in that certain Assignment of Oil, Gas & Mineral lease dated December 14,1955, by and between C. B. Roberts, as Assignor, and J. K. Maxwell, as Assignee, filed for record on December 26, 1955, under clerks File #11632 in Volume 470, page 580-582, of the Deed Records.

212.49 acres in the Dolorez Sanchez Survey A-186, being the same land described in Exhibit 'A2' to the Unit Designation dated November 19, 1993, Recorded Volume 2592 Page 227, Gregg County, Texas.

Beginning at the Southwest corner of the F. K. Lathrop 92.5 acre tract in the William Robinson Survey; Thence North 68 deg. 321 East 392.58 feet along the South boundary line of said F. K. Lathrop's 92.5 acre tract to a stake; Thence South 509 feet to a stake; Thence West 365.34 feet to a stake in the East boundary line of the said Thad Snoddy 120 acre tract 365.34 feet to the place of beginning and containing 3.675 acres, and being a part of the Henry and Fannie Smith .73-1/2 acre tract


Reference:

                                  EXHIBIT B-3 *+
                 LATEX RESOURCES, INC. MISCELLANEOUS INTERESTS

WELL NAME                    CO.     COUNTY          ST       WI(BPO)       NRI(BPO)      WI(APO 1)  NRI(APO 1)       FIELD NAME
====================================================================================================================================

DAVIES, M.W. #1              L           CLARKE      AL       1.00000000    0.81050491                            SOUTH CARLTON
DAVIES, M.W. #4              L           CLARKE      AL       1.00000000    0.81055531                            SOUTH CARLTON
DAVIES, M.W. #5              L           CLARKE      AL       1.00000000    0.86499990                            SOUTH CARLTON
SCOTT #11-11                 L           CLARKE      AL       1.00000000    0.82208623                            SOUTH CARLTON
BARBOUR, B.W. #16-11         L       CLARKEJBALDWIN  AL       1.00000000    0.71251045                            SOUTH CARLTON
WALL ET AL #3-3              L       CLARKE/BALDWIN  AL       1.00000000                                          SOUTH CARLTON
WALL ET AL #3-3A             L       CLARKEIBALDWIN  AL       1.00000000                                          SOUTH CARLTON
WALL ET AL 3-15              L       CLARKE/BALDWIN  AL       1.00000000                                          SOUTH CARLTON
BARBOUR, B.W. ET AL #16-7    L       CLARK/BALDWIN   AL       1.00000000    0.76041670                            SOUTH CARLTON
DAVIES, M.W. #15-13 #1       L       CLARKE/BALDWIN  AL       1.00000000    0.76041670                            SOUTH CARLTON
WALL ET AL #3-11             L       CLARKEIBAIDWIN  AL       1.00000000    0.71495054                            SOUTH CARITON
WALL ET AL #3-13             L       CLARKE/BALDWIN  AL       1.00000000    0.71495054                            SOUTH CARLTON
ATIC 17-5 2                  G          ESCAMBIA     AL       0.20000000    0.12743200                            ROBINSON CREEK
ATIC 18-13 1                 G          ESCAMBIA     AL       0.10000000    0.06324750                            HUXFORD E
A M C 14-15 1                G          FAYETTE      AL       0.35813000    0.30461000                            MCCRACKEN MOUNTAIN

AIRHART-WATKINS 6-16         G          FAYETTE      AL       0.03500000    0.02459625                            FAYETTE, SW
ATKINSON 17-1                G          FAYETTE      AL       0.00820000    0.00672539                            BLUFF FIELD
BACCUS 13-16                 G          FAYETTE      AL       0.02187000    0.01914000                            HEARTLINE
BAGWELL 24-4                 G          FAYETTE      AL       0.00000000    0.00497797   0.02187500   0.01826560  CAINS RIDGE
BAINES M E 1                 G          FAYETTE      AL       0.46218000    0.40053000                            MCCRACKEN MOUNTAIN

BARNES EST./CUTTER SOUTH
 MISS UNIT                   G          FAYETTE      AL       0.00387798                                          CUTTER WATERFLOOD
BARNES ESTATE 1              G          FAYETTE      AL       0.35010000    0.29198000                            BLOOMING GROVE
BERRY 8-10 1                 G          FAYETTE      AL       0.09922000    0.08072000                            BLOOMING GROVE
BOZEMAN 27-15                G          FAYETTE      AL       0.22608000    0.19214000   0.15825620   0.13425030  MCCRACKEN MOUNTAIN

BROWN NELL 7-3 1             G          FAYETTE      AL       0.04375000    0.03716000                            BLOOMING GROVE
BUTTS J T 1                  G          FAYETTE      AL       0.18750000    0.16092000                            BLOOMING GROVE
CHADLEY 27-9                 G          FAYETTE      AL       0.73403000    0.48184000                            DAVIS CHAPEL NE
DUDLEY 22-16                 G          FAYETTE      AL       0.00137000    0.00108115                            BLUFF FIELD
FOWLER 11-4 1                G          FAYETTE      AL       0.05195000    0.04546000                            DAVIS CHAPEL
FOWLER 14-1                  G          FAYETTE      AL       0.08203000    0.06725589                            DAVIS CHAPEL
FOWLER 2-12-1                G          FAYETTE      AL       0.02584000    0.02261000                            DAVIS CHAPEL
FOWLER 22-14 1               G          FAYETTE      AL       0.09712000    0.07494000                            MUSGROVE CREEK


WELL NAME                    CO.     COUNTY          ST       WI(BPO)       NRI(BPO)      WI(APO 1)  NRI(APO 1)       FIELD NAME
====================================================================================================================================

FOWLER 23-15 1               G       FAYETTE         AL       0.13125000    0.09100581                            MUSGROVE CREEK
FOWLER 26-3                  G       FAYETTE         AL       0.15313000    0.11581677                            DAVIS CHAPEL NE
FOWLER 26-4 1                G       FAYETTE         AL       0.15313000    0.11581677                            DAVIS CHAPEL NE
FOWLER 6-16 BP               G       FAYETTE         AL       0.03500000    0.03063000                            BLUFF FIELD
FOWLER 9-6 1                 G       FAYETTE         AL       0.02297000    0.01400000                            DAVIS CHAPEL
FOWLER J S 6-16 1            G       FAYETTE         AL       0.03500000    0.02869531                            BLUFF FIELD
FOWLER-MORGAN 8-4 1          G       FAYETTE         AL       0.04375000    0.03621427                            BLUFF FIELD
FULLERTON 25-13 1            G       FAYETTE         AL       0.02447000    0.02139000                            MUSGROVE CREEK
GRACE ANDERS 13-15C          G       FAYETTE         AL       0.05345000    0.04283000                            MCCRACKEN MOUNTAIN

GRACE ANDERS 13-15L          G       FAYETTE         AL       0.12817190    0.10023350                            MCCRACKEN MOUNTAIN

GRAVLEE 13-12                G       FAYETTE         AL       0.62962000    0.46108134                            MCCRACKEN MOUNTAIN

GRIMSLEY A M 1               G       FAYETTE         AL       0.35010000    0.28512000                            BLOOMING GROVE
GRIMSLEY A M 2               G       FAYETTE         AL       0.25000000    0.20669000                            BLOOMING GROVE
HARKINS-STANLEY 1            G       FAYETTE         AL       0.10245000    0.07581000                            FAYETTE, W
HIGGINS JIMMY 1              G       FAYETTE         AL       0.25125000    0.17207760                            BLOOMING GROVE
HODO HG 30-12 1              G       FAYETTE         AL       0.04594000    0.03185238                            FAYETTE, N.
HUBBERT 18-13 1              G       FAYETTE         AL       0.02461000    0.01614130                            HUBBERTVILLE
JOHNSON 30-11                G       FAYETTE         AL       0.10599000    0.08576751                            MCCRACKEN MOUNTAIN

JONES JIMMY RAY 7-7 1        G       FAYETTE         AL       0.05469000    0.03791914                            BLUFF FIELD
KILLINGSWORTH 7-9            G       FAYETTE         AL       0.16406000    0.12141000                            MUSGROVE CREEK
KILLINGSWORTH 8-13           G       FAYETTE         AL       0.13737000    0.10248000                            MUSGROVE CREEK
LOFTIS EST 23-8 1C           G       FAYETTE         AL       0.13875000    0.11353819                            MCCRACKEN MOUNTAIN

LOFTIS EST 23-8 1L           G       FAYETTE         AL       0.13875000    0.11353819                            MCCRACKEN MOUNTAIN

McCALEB 26-9                 G       FAYETTE         AL       0.31594000    0.26679000                            BETHEL CHURCH
MCEVERS 19-9                 G       FAYETTE         AL       0.13521000    0.10672330                            MCCRACKEN MOUNTAIN

MORRIS FRED 18-5 1           G       FAYETTE         AL       0.06152000    0.05030096                            HUBBERTVILLE
NOLAN 6-2 1                  G       FAYETTE         AL       0.12500000    0.10248406                            DAVIS CHAPEL NE
NOLEN,CHARLES 35-2           G       FAYETTE         AL       0.05250000    0.04058397                            MCCRACKEN MNTN W.
NORRIS ELVIE 29-8 1          G       FAYETTE         AL       0.17500000    0.14613000                            FAYETTE, W
NORRIS N G 21-13 1           G       FAYETTE         AL       0.67977000    0.50480000                            FAYETTE, W
RANDOLPH 25-13 1             G       FAYETTE         AL       0.01669060    0.01368423                            BETHEL CHURCH
SIZEMORE FOWLER(JS) 6-16 2   G       FAYETTE         AL       0.03500000    0.03063000                            BLUFF FIELD
SMITH L R 1                  G       FAYETTE         AL       0.16844000    0.12909300                            BLOOMING GROVE
SPARKS 14-3 1                G       FAYETTE         AL       0.03125000    0.02452657                            MCCRACKEN MOUNTAIN

STEINER SCHWAB 17-13         G       FAYETTE         AL       0.10042970    0.08179079                            BOXES CREEK
STEINER SCHWAB 17-5          G       FAYETTE         AL       0.26017220    0.22519803                            BOXES CREEK


WELL NAME                    CO.     COUNTY          ST       WI(BPO)       NRI(BPO)      WI(APO 1)  NRI(APO 1)       FIELD NAME
====================================================================================================================================

STEINER-SCHWAB 26-5          G       FAYETTE         AL       0.29531000   0.22296000                             MUSGROVE CREEK
WAYSIDE OIL UNIT             G       FAYETTE         AL       0.00159000   0.00101551                             WAYSIDE
WEYERHAUSER 17-2             G       FAYETTE         AL       0.00820000   0.00672539                             BLUFF FIELD
WHITAKER 25-15               G       FAYETTE         AL       0.28438000   0.23710000                             BETHEL CHURCH
WHITE CECIL 8-4 1            G       FAYETTE         AL       0.68149750   0.53592274                             BLOOMING GROVE
WHITELY 1                    G       FAYETTE         AL       0.23603000   0.19975000                             BLOOMING GROVE
COBB-VICK 2-10 1             G        LAMAR          AL       0.10277330   0.08804250    0.09843750  0.08405470   BLOOMING GROVE
DUNCAN 22-3                  G        LAMAR          AL       0.00000000   0.03904149    0.23330000  0.18958000   DETROIT, SE
GILMER 25-15 1               G        LAMAR          AL       0.46152500   0.38526778                             BLOWHORN CREEK
HERRON 20-15-1               G        LAMAR          AL       0.16563000   0.12323673                             FERNBANK
HODO 31-15 1                 G        LAMAR          AL       0.10390000   0.07955349                             MOUNT CARMEL
HOLLEY J F 32-8 1            G        LAMAR          AL       0.23672000   0.18021690                             BEAVERTON
JUDE GILMER 35-7             G        LAMAR          AL                    0.00686443                             E WATSON CREEK
MARX-THOMAS 6-6 1            G        LAMAR          AL       0.05469000   0.04073736                             MUD CREEK
MAYERS F 29-5 1              G        LAMAR          AL       0.03125000   0.02539000                             MCGEE LAKE
MCDONALD 36-13 M             G        LAMAR          AL       0.65450000   0.47564090                             CORINTH
MORRISON 2-8 11M            GSI       LAMAR          AL       0.10555000   0.08351724                             CORINTH
MORRISON 35-1M               G        LAMAR          AL       0.08695000   0.07261000                             BLOWHORN CREEK
MORRISON 36-4 1C             G        LAMAR          AL       0.65450000   0.47564094                             BLOWHORN CREEK
MORRISON 36-4 1M             G        LAMAR          AL       0.65450000   0.47564094                             BLOWHORN CREEK
N BLOWHORN CREEK UNIT        G        LAMAR          AL       0.01913000   0.01452435                             BLOWHORN CREEK
NEWMAN LUMBER 16-3           G        LAMAR          AL       0.04314000   0.03410992                             MILITARY GROVE N.

NOLEN 35-2 #1                G        LAMAR          AL                    0.00723813                             E WATSON CREEK
ROBERTSON 20-12 1            G        LAMAR          AL       0.11093750   0.08820000                             FERNBANK
ROGERS ELLEN 25-1 1          G        LAMAR          AL       0.01943000   0.01387389                             MCGEE LAKE
SIMPSON 16-11 #1             G        LAMAR          AL                                                           W. MLPORT
SISSON OLIVER 29-13          G        LAMAR          AL       0.04688000   0.03809000                             MCGEE LAKE
SMITH 28-9                   G        LAMAR          AL       0.35000000   0.26645906                             ARMSTRONG BRANCH
STRAWBRIDGE DW 33-14         G        LAMAR          AL       0.23327000   0.17758871                             BEAVERTON
STRAWBRIDGE RH 9-2 1         G        LAMAR          AL       0.03063000   0.02393000                             LITTLE HELLS CREEK

SUGGS 16-10                  G        LAMAR          AL       0.02801000   0.02086320                             FERNBANK
WEYERHAEUSER 26-11 1         G        LAMAR          AL       0.11276040   0.08804506                             BLOWHORN CREEK
HILL ANNIE ET AL 39 #3       G        MOBILE         AL       0.00000000   0.00635793    0.10000000  0.07836200   MOVICO
AMERICAN CAN 11-5            G        PICKENS        AL       1.00000000   0.71626820    0.89843740  0.70631070   WOOLBANK CREEK
BUSH DAVID 14-14 1           G        PICKENS        AL       0.17698000   0.15486000                             COAL FIRE CREEK
CARPENTER SHIRLEY 1TC &1C    G        PICKENS        AL       0.00000000   0.00000000    0.19754790  0.16050760   COAL FlRE CREEK


WELL NAME                    CO.     COUNTY          ST       WI(BPO)       NRI(BPO)      WI(APO 1)  NRI(APO 1)       FIELD NAME
====================================================================================================================================

COBB 12-9                    G        PICKENS        AL       0.2548438O   0.19292199    0.34192870  0.27773590   COAL FIRE CREEK
HAMMOND 13-13 1              G        PICKENS        AL       0.00000000   0.03504658    0.22197660  0.18306220   COAL FIRE CREEK
IRWIN 7-15 1                 G        PICKENS        AL       0.06169000   0.04673317                             COAL FIRE CREEK
IRWIN 7-15 2                 G        PICKENS        AL       0.06169000   0.04673317                             COAL FIRE CREEK
NEWMAN-CROWLEY 24-5 1C       G        PICKENS        AL       0.47640000   0.39831000                             COAL FIRE CREEK
NEWMAN-CROWLEY 24-5 1L       G        PICKENS        AL       0.48891020   0.40885480                             COAL FIRE CREEK
PECO FOODS 35-11 1           G        PICKENS        AL       0.01291000   0.01037681                             COAL FIRE CREEK
DENMON 1                     G       COLUMBIA        AR       0.00000000   0.00470000    0.00938060  0.00821670   PLAINFIELD
TALLEY B 1                   G       COLUMBIA        AR       0.07105000   0.05825469                             PLAINFIELD
BURROUGH #1-26               L       CRAWFORD        AR       0.13705499   0.09910085                             CECIL
BURROUGH #2-26               L       CRAWFORD        AR       0.13705499   0.09910085                             CECIL
FINNEY 1                     G        LOGAN          AR       0.03415000   0.02399784                             FLETCHER CREEK
FOUR QUARRIES 27-2C &
 2T(W/B)                     L        LOGAN          AR       0.14583333   0.11144253                             DELAWARE
RAZORBACK 1                  G        LOGAN          AR       0.00000000   0.00794000                             FLETCHER CREEK
MORRIS 1-23 CMG              G         POPE          AR       0.20313000   0.15464158                             MORELAND FIELD
CAMPBELL 21-13 3             G       CHEYENNE        CO       0.12000000   0.09600000                             HARKER RANCH
DOYLE 34-1 4                 G       CHEYENNE        CO       0.12000000   0.09600000                             HARKER RANCH
DURR D D 1 21-12             G       CHEYENNE        CO       0.22500000   0.17531000                             HARKER RANCH
DURR D D 2 32-12             G       CHEYENNE        CO       0.12000000   0.08760950                             ARAPAHOE, N.
DURR D D 3 12-12             G       CHEYENNE        CO       0.18000000   0.13387388                             HARKER RANCH
MITCHELL 34-35 2            GSI      CHEYENNE        CO       0.20000000   0.14992000                             ARAPAHOE
STEELE 44-3C 1               G       CHEYENNE        CO       0.05625000   0.04387500                             HARKER RANCH
ELITS BRADLEY #1-14          L        ROUTT          CO       0.12500000   0.10606250                             BEAR RIVER
WALKER 1-33                  L        CLARK          KS       0.25000000   0.19153627                             MCKINNEY
BRASS #1-36                  L       COMANCHE        KS       1.00000000   0.74256935                             CALVERY
LARRABEE #1-23               L        MEADE          KS       0.28711000   0.22866824                             HORACE SOUTH
BREEDING UNIT #1-34          L        MORTON         KS                                                           KINSLER
DOTTER GAS UNIT              L       STANTON         KS       0.14110500   0.11068777                             PANOMA
GLENN #1-33                  L       STANTON         KS       0.19140600   0.14497217                             BEAUCHAMP
LUCAS #1-21                  L       STANTON         KS       0.19140600   0.14123635                             BEACHUMANT
LYNCH 1-20                   L       STANTON         KS                                  0.19140625
MARTIN 16-1                  L       STANTON         KS       0.58437600   0.45385500                             MARTIN
NELLIE #1-16                 L       STANTON         KS       0.38281200   0.28247256                             BEAUCHAMP
SULLIVAN UNIT #1-24          L       STANTON         KS                    0.00000760
BARNES ESTATE #26-1          L       STEVENS         KS       0.09000000   0.06746400                             CUTTER SOUTH
COWSKIN CREEK C UNIT         L        SUMNER         KS            X                                              BELLMAN


WELL NAME                    CO.     COUNTY          ST       WI(BPO)       NRI(BPO)      WI(APO 1)  NRI(APO 1)       FIELD NAME
====================================================================================================================================

COWSKIN CREEK D UNIT         L        SUMNER          KS           X        0.00071859                            BELLMAN N
WYATT UNIT #1-4              L        SUMNER          KS                    0.00081250                            MCKINNEY
COMEAUX, D NOD A RF SUA      G        ACADIA          LA      0.09000000    0.06750000                            RAYNE
DAIGLE #1 E. C.              L        ACADIA          LA      0.02211840    0.03164400                            ELLIS
WILBERT #1                   L        ACADIA          LA      0.00499130    0.10248438                            N. TEPETATE
COMEAUX, DELMAE              G        ACADIA          LA      0.02016550    0.01284871                            RAYNE
CHEVRON FEE HET 3 RA SUO     G       ASCENSION        LA      0.31432000    0.25146000                            DARROW
LM. MANY 2                   G       ASCENSION        LA                    0.00595386                            DARROW
LEOLA M. MANY HET 3 RA SUB   G       ASCENSION        LA      0.68126000    0.45547340                            DARROW
SORRENTO DOME #1             L       ASCENSION        LA      1.00000000    0.82376149                            SORRENTO DOME
IRENE F/W UNIT               G      BATON ROUGE E.    LA      0.14956970    0.11152500                            IRENE
SINCLAIR #1-1800 TUSC RB
 SUB                         G      BATON ROUGE E.    LA      0.01078000    0.00823623                            COMITE
U TUSC RA SU (IRENE FWU)     G      BATON ROUGE E.    LA      0.00708570    0.00518470                            IRENE
WILBERT C-1                  L      BATON ROUGE W     LA      0.03552500    0.02773928                            GROSS-ISLE
DOORNBOS #1                  L        BEAUREGARD      LA      0.22500000    0.15601050                            SINGER N
EDWARDS UNIT #1              L         BOSSIER        LA      0.00716320    0.00611842                            SLIGO
HARDMANN WELL #1             L         BOSSIER        LA      0.00746000    0.00611842                            SLIGO
STINSON                      L         BOSSIER        LA      0.00716320    0.00611842                            SLIGO
EDGAR A-1                    L          CADDO         LA                                             0.00118750
BOISE SOUTHERN #1            L      CAL/BEAUREGARD    LA      0.76923080    0.17307700   0.18750000  0.14062500   COWARD'S GULLY
BOISE SOUTHERN #3            L      CAL/BEAUREGARD    LA      0.79310340    0.13013700                            COWARDS GULLY
LONGENBAUGH #3 & 3D          L      CAL/JEFDAVIS      LA      0.95651200                                          BON AIR
WEST CAMERON BLK 252         L         CAMERON        LA      0.10000000    0.07417896                            WEST CAMERON BLOCK

WEST CAMERON BLK 253         L         CAMERON        LA      0.10000000    0.07417896                            WEST CAMERON BLOCK

BYMF L SMK A RA SU           G        CLAIBORNE       LA      0.15375000    0.12337000                            BAYOU MIDDLE IRRIK

CLARK, THATCHER #3           L        CLAIBORNE       LA      0.04667574    0.18565500                            LISBON
FULLER #1                    L        CLAIBORNE       LA      0.03967065    0.02308706                            LISBON
FULMER #1                    L        CLAIBORNE       LA      0.20143600    0.17987409                            SUGAR CREEK FIELD
GLEASON Al PET RA SUL        G        CLAIBORNE       LA      0.02947500    0.02362230   0.03006000  0.02411160   PANTHER
HUNT ESTATE 2 SMK RC SUC     G        CLAIBORNE       LA      0.00168000    0.00126000                            HAYNESVILLE
LEDBETTER #1                 L        CLAIBORNE       LA      0.10641900    0.12003993                            SUGAR CREEK
LINDSEY 1                    G        CLAIBORNE       LA      0.09375000    0.07007399                            LISBON
LINDSEY 1-D                  G        CLAIBORNE       LA      0.09375000    0.07007399                            LISBON
MCADAMS B 1-HAY RA SUW       G        CLAIBORNE       LA      0.18046000    0.14795827                            LISBON
MEADOWS l MSK A RB SUC       G        CLAIBORNE       LA      0.25000000    0.20496875                            LISBON
PATTERSON, WF #1             L        CLAIBORNE       LA      0.01481982    0.00993513                            LISBON


WELL NAME                    CO.     COUNTY          ST       WI(BPO)       NRI(BPO)      WI(APO 1)  NRI(APO 1)       FIELD NAME
====================================================================================================================================

RAINWATER #1                 L       CLAIBORNE       LA       0.37607200    0.25958028                            OAKS
SALE (BUC) #l, #2, & #3      G       CLAIBORNE       LA       0.30000000    0.24596250                            HAYNESVILLE E
SALE-CROCKER #1, #2, #4      G       CLAIBORNE       LA       0.30000000    0.24596250                            HAYNESVILLE E
T.S. SALE #1                 L       CLAIBORNE       LA       0.12500000    0.08784375                            EAST HAYNESVILLE
TEAGUE #1                    L       CLAIBORNE       LA       0.47648790    0.32940840                            OAKS
THATCHER #1                  L       CLAIBORNE       LA       0.25649700    0.21635300                            LISBON
PEABODY #10                  G       CONCORDIA       LA       0.13046600    0.09168264                            BLACK HAWK
PEABODY #4                   G       CONCORDIA       LA       0.13046600    0.09168264
PEABODY #4 (S1 4/92)         G       CONCORDIA       LA       0.13046600    0.09168264
PEABODY #5                   G       CONCORDIA       LA       0.13046600    0.09168264
PEABODY #6                   G       CONCORDIA       LA       0.13046600    0.09168264
PEABODY #6                   G       CONCORDIA       LA       0.13046600    0.09168264
PEABODY #7                   G       CONCORDIA       LA       0.13046600    0.09168264
PEABODY #7 (S1-4/91)         G       CONCORDIA       LA       0.13046600    0.09168264
PEABODY LBM                  G       CONCORDIA       LA       0.00000000    0.03306400
GAMBLE A-2D                  L        DESOTO         LA       0.30750000    0.25210945                            BETHANY LONGSTREET
LOWER WILCOX RA SAND UNIT    L       EVANGELINE      LA                     0.00006432
MIDDLE WILCOX RA SAND UNIT   L       EVANGELINE      LA            X        0.00004683
UPPER WILCOX RA SAND UNIT    L       EVANGELINE      LA                     0.00008902
GAY UNION CORP #11           L       IBERVILLE       LA       1.00000000    0.80035010                            BAYOU CHOCTAW
GAY UNION CORP #11-D         L       IBERVILLE       LA       1.00000000    0.80035010                            BAYOU CHOCTAW
GAY UNION CORP #13           L       IBERVILLE       LA       1.00000000    0.80035010                            BAYOU CHOCTAW
GAY UNION CORP #16           L       IBERVILLE       LA       1.00000000    0.80035010                            BAYOU CHOCTAW
GAY UNION CORP #17           L       IBERVILLE       LA       1.OOOOOOOO    0.80035010                            BAYOU CHOCTAW
GAY UNlON CORP #18           L       IBERVILLE       LA                                                           BAYOU CHOCTAW
GAY UNION CORP #20           L       IBERVILLE       LA       1.00000000                                          BAYOU CHOCTAW
GAY UNION CORP #23           L       IBERVILLE       LA       1.00000000                                          BAYOU CHOCTAW
GAY UNION CORP #25           L       IBERVILLE       LA       1.00000000    0.80035010                            BAYOU CHOCTAW
GAY UNION CORP #26           L       IBERVILLE       LA       0.50000000    0.41059421                            BAYOU CHOCTAW
GAY UNION CORP #29           L       IBERVILLE       LA       0.50000000    0.41059421                            BAYOU CHOCTAW
GAY UNION CORP #31           L       IBERVILLE       LA       1.00000000    0.80035010                            BAYOU CHOCTAW
GAY UNION CORP #34           L       IBERVILLE       LA       1.00000000    0.80035010                            BAYOU CHOCTAW
GAY UNION CORP #35           L       IBERVILLE       LA       1.00000000    0.80035010                            BAYOU CHOCTAW
GAY UNION CORP #36           L       IBERVILLE       LA       1.00000000    0.80035010                            BAYOU CHOCTAW
GAY UNION CORP #38           L       IBERVILLE       LA       0.50000000    0.41059421                            BAYOU CHOCTAW
GAY UNION CORP #40           L       IBERVILLE       LA       1.00000000    0.80035010                            BAYOU CHOCTAW


   WELL NAME                 CO.     COUNTY          ST  WI (BPO)     NRI (BPO)  WI (APO 1)  NRI (APO 1)    FIELD NAME
====================================================================================================================================

GAY UNION CORP #42           L       IBERVILLE       LA   1.00000000   0.80035010                       BAYOU CHOCTAW
GAY UNION CORP #46           L       IBERVILLE       LA   1.00000000   0.80035010                       BAYOU CHOCTAW
GAY UNION CORP #46           L       IBERVILLE       LA   1.00000000   0.80035010                       BAYOU CHOCTAW
GAY UNION CORP #52           L       IBERVILLE       LA   1.00000000   0.80035010                       BAYOU CHOCTAW
GAY UNION CORP #53           L       IBERVILLE       LA   1.00000000   0.80035010                       BAYOU CHOCTAW
GAY UNION CORP #6            L       IBERVILLE       LA   1.00000000   0.80035010                       BAYOU CHOCTAW
SCHWING #1                   L       IBERVILLE       LA   0.15384615   0.08315875                       BAYOSORREL
WILBERTS MYRTLE GROVE #1-4   L       IBERVILLE       LA                0.10248438                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE #21    L       IBERVILLE       LA   0.99739200   0.65418904                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE #28    L       IBERVILLE       LA   0.99739200   0.32709471                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE #30    L       IBERVILLE       LA   0.99739200   0.65418904                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE #31    L       IBERVILLE       LA   0.99739200   0.65418904                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE #33    L       lBERVILLE       LA   0.99739200   0.65418904                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE #35    L       IBERVILLE       LA   0.99739200   0.65418904                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE #37    L       IBERVILLE       LA   0.99739200   0.65418904                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE #39    L       IBERVILLE       LA   0.99739200   0.65418904                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE #44    L       IBERVILLE       LA   0.99739200   0.65418904                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE 945    L       IBERVILLE       LA   0.99739200   0.65418904                       BAYOU CHOCTAW
WILBERTS MYRTLE GROVE #46    L       IBERVILLE       LA   0.99739200   0.65418904                       BAYOU CHOCTAW
MILLER, RD #3                L       JEFFERSON       LA                0.02385536                       LAKE ARTHUR
                                     DAVIS
THOMAS MILLER #1             L       JEFFERSON       LA   0.95800000   0.74892428                       WOODLAWN
                                     DAVIS
BENOIT BEGNAUD #1            L       LAFAYETTE       LA   0.00015440   0.00054540                       OSSUN NORTH
CLOVELLY #1                  L       LAFOURCHE       LA   0.04748630   0.03077330                       CLOVELLY
LAFONT, WALLACE #1           L       LAFOURCHE       LA   0.15000000   0.10681440                       BULLY CAMP
LAFONT, WALLACE #1-D         L       LAFOURCHE       LA   0.15000000   0.10008538                       BULLY CAMP
SL 14248                     G       LIVINGSTON      LA   0.00000000   0.02008333
BLD D 18 (El RA SUB)         L       OFFSHORE        LA   0.04544980   0.03564710                       SOUTHPASS
GERTRUDE ROBERTS             L       OUACHITA        LA   0.09117580   0.06860954                       CADEVILLE
J Y HEAD #1                  L       OUACHITA        LA   0.01759465   0.01227172                       CADEVILLE
S O HENRY #1                 L       OUACHITA        LA   0.21324220   0.16228000                       CADEVILLE
WARNER SAWMILL               L       OUACHITA        LA   0.00367900   0.00280469                       CADEVILLE
11 RC SU                     L       PLAQUEMINES     LA   0.00889635   0.00651768                       SOUTHPASS
18100 SUE MIX                L       PLAQUEMINES     LA   0.02087870   0.01652128                       SOUTHPASS
13100 SUG BIZETTE            L       PLAQUEMINES     LA   0.01339040   0.01081551                       SOUTHPASS
18100 SUH BERGERON           L       PLAQUEMINES     LA   0.01193680   0.00868899                       SOUTHPASS
18100 TUSCRA SUA HURST       L       PLAQUEMINES     LA   0.02476940   0.00684060                       SOUTHPASS

   WELL NAME                 CO.      COUNTY        ST          WI (BPO)      NRI (BPO) WI (APO 1) NRI (APO 1)  FIELD NAME
====================================================================================================================================

18100 TUSCRA SUD BUTLER      L     PLAQUEMINES      LA          0.02025340     0.01443851                       SOUTHPASS
4 RB SU                      L     PLAQUEMINES      LA          0.02550230     0.01987760                       SOUTHPASS
5 M RA SU                    L     PLAQUEMINES      LA                                                          SOUTHPASS
8 RB SU                      L     PLAQUEMINES      LA                                                          SOUTHPASS
BLD D 17 (El RA SUE)         L     PLAQUEMINES      LA          0.05000000     0.03545118                       SOUTHPASS
ST TIM UNIT 2-2 (X-1 RA
 SU)                         L     PLAQUEMINES      LA          0.03306746     0.02545937
STATE LEASE 3942 #2          L     PLAQUEMINES      LA
VU 16                        L     PLAQUEMINES      LA          0.01648700
VU 5                         L     PLAQUEMINES      LA          0.02000000     0.01500000
VU 93 A                      L     PLAQUEMINES      LA          0.05000000
VU 95                        L     PLAQUEMINES      LA          0.02500000
VU 96                        L     PLAQUEMINES      LA          0.02500000     0.01756875
VU B                         L     PLAQUEMINES      LA          0.04000000     0.01553460
X 11 RA SU                   L     PLAQUEMINES      LA          0.00379115     0.00103680                       SOUTHPASS
X 11 RB SU                   L     PLAQUEMINES      LA          0.00261375     0.00193750                       SOUTHPASS
X 9A RA SU                   L     PLAQUEMINES      LA          0.00379195                                      SOUTHPASS
BERGERON #5                  L    POINTE COUPEE     LA          0.01193700     0.00868919                       MOORE SAMS
BIZETTE #1                   L    POINTE COUPEE     LA          0.01796900     0.01236644                       MOORE-SAMS
BIZETTE #2                   L    POINTE COUPEE     LA          0.01339040     0.01113480                       MOORE SAMS
BUTLER #1                    L    POINTE COUPEE     LA          0.02025300     0.01443849                       MOORE SAMS
CURET #1                     L    POINTE COUPEE     LA          0.00219300     0.00153668                       MOORE SAMS
DEVILLE #1                   L    POINTE COUPEE     LA          0.00214900     0.00159000                       MOORE SAMS
HURST #1                     L    POINTE COUPEE     LA          0.02476900     0.01706033                       MOORESAMS
MIX #1                       L    POINTE COUPEE     LA          0.02087500     0.01503035                       MOORE SAMS
CHRISTIAN #1                 L      RICHLAND        LA          0.20000000     0.20000000                       BIG CREEK
CLIFTON GARCIA #1            L       SABINE         LA          0.50000000     0.40000000                       ZWOLLE
10,000 RW SUB                L     ST CHARLES       LA                         0.00019050                       PARADISE
E 0 DANIEL #1                L     ST CHARLES       LA                         0.03335940                       PARADISE
JOSEPH DAMICO UNIT           L     ST CHARLES       LA                         0.00191830                       PARADISE
KOCH IND. #1 ROB g RB SUB    G     ST CHARLES       LA          0.01474700     0.00918891                       LUCY
L 9000' RE SUA               L     ST CHARLES       LA                         0.01102700                       PARADISE
L 9000' RF SUA DANNELL #1    L     ST CHARLES       LA                         0.03978070                       PARADISE
PARADISE GAS UNIT #1         L     ST CHARLES       LA                         0.00325660                       PARADISE
PARADISE NA GAS UNIT         L     ST CHARLES       LA                         0.00024200                       PARADISE
STEWART BUSH 10000RASUA      L     ST CHARLES       LA                         0.00608060                       PARADISE
JOC OIL FEE #2               L      ST JAMES        LA          0.17818800     0.12993126                       HESTER


   WELL NAME                 CO.         COUNTY          ST WI (BPO)     NRI (BPO)   WI (APO 1)   NRI (APO 1)        FIELD NAME
====================================================================================================================================

LOUQUE #1                    L           ST JAMES        LA 0.27488460  0.17316994                                   HESTER
CL&F l (TB)-PDP              G           TERREBONNE      LA 0.03150000  0.02213663                                   TURTLE BAYOU
CL&F 10 ST                   G           TERREBONNE      LA 0.04500000  0.03001163   0.03150000   0.02362500         TURTLE BAYOU
CL&F 5 (TB)-PDP              G           TERREBONNE      LA 0.04500000  0.02951550                                   TURTLE BAYOU
CL&F 7 (TB)-PDP              G           TERREBONNE      LA 0.02520000  0.02243430                                   TURTLE BAYOU
CL&F D17-PDP                 G           TERREBONNE      LA 0.02500000  0.01639750                                   TURTLE BAYOU
W.Z. (OSCAR) COCKE           L           TERREBONNE      LA 0.00307450  0.00157699
l STANSBURY #2 MITCH RF
 SUA                         G             VERMILION     LA 0.02842000  0.02329232                                   GROOSE ISLE
BROWN, E.W. UNIT #1          L             VERMILION     LA 0.01339260  0.00969130
BROWN GODCHAUX #2            L             VERMILLION    LA                          0.000326l0   0.00023290         LIVEOAK
WILBERT C-1                  L           W BATON ROUGE   LA 0.03562500  0.0277392                                    GROOSE TETE
FULLER l HOSS A SUY          G             WEBSTER       LA 0.04296870  0.02216042                                   SIBLEY
SMK A RB SUA CH STATEN l     G             WEBSTER       LA 0.00000000  0.00209930                                   SHONGALOO N
                                                                                                                     BEDROCK
E l RA SUB                   L                           LA 0.04549800  0.03220600                                   LITTLE LAKE
E l RA SUC                   L                           LA 0.03965090  0.02803321                                   LITTLE LAKE
E l RA SUD                   L                           LA 0.03585659                                               LITTLE LAKE
E l RA SUE                   L                           LA 0.05000000  0.03543031                                   LITTLE LAKE
LIVE OAK                     L                           LA 0.01399152       X                                       LITTLE LAKE
SUL AMOCO #156870            L                           LA             0.00153668                                   LITTLE LAKE
TAMBOUR CORP. ET AL C #2-D   L                           LA 0.01500000                                               LITTLE LAKE
STATE WEXFORD #1-17A         L             WEXFORD       MI                                                          WEXFORD
STATE WEXFORD 6 #1           L             WEXFORD       MI 0.13186800 0.10811560                                    WEXFORD
STATE WEXFORD l6 #2          L             WEXFORD       MI 0.14790120 0.10839781                                    WEXFORD
STATE WEXFORD A18 #1         L             WEXFORD       MI 0.14790120 0.10811660                                    WEXFORD
WELLS, H 18 #1               L             WEXFORD       MI 0.02472500 0.02163400                                    WEXFORD
LEES-RATCLIFF UNIT WILCOX
 5800                        G             ADAMS         MS 0.00000000  0.00196071                                   CRANFIELD
LEES-RATCLIFFE UNIT WILCOX
 4400                        G             ADAMS         MS 0.00000000  0.00226300                                   CRANFIELD
ANDERSON 7-2                 G           CHICKASAW       MS 0.OOOOOOO   0.01464031   0.04375000                      BALLS BRANCH
ASHBY 22-1                   GSI         CHICKASAW       MS 0.03227000  0.02796000                                   BACON
STEVENS-BIGLER 32-13         G           CHICKASAW       MS 0.19084000  0.16300000                                   BALLS BRANCH
E. SMACKOVER                 L             CLARKE        MS 0.01686103  0.01291416                                   LAKE COMO
KIRKLAND #1 PUD              G             CLARKE        MS 0.00000000  0.00019680                                   PEACHTREE CREEK
MASON, BOBBYE                L             CLARKE        MS 0.05500520  0.37885930                                   NANCY
MATT-EDDINS #29-16           L             CLARKE        MS 0.02500000  0.01903283
PARKER, OTHO #1              L             CLARKE        MS 0.12500000  0.08557250                                   NANCY
RUDDER 29-4 PDNP             G             CLARKE        MS 0.00000000  0.00019680                                   PEACHTREE CREEK


   WELL NAME                 CO.         COUNTY          ST WI(BPO)        NRI(BPO)    WI(APO 1)  NRI(APO 1)      FIELD NAME
====================================================================================================================================

STATE LEASE #1-PUD            G          CLARKE          MS   0.00000000   0.00019680                             PEACHTREE CREEK
TEMPLE 29-3 #1 PDNP/HEARN     G          CLARKE          MS   0.00000000   0.00019680                             PEACHTREE CREEK
TEMPLE 29-3 #1 PDNP/HEARN     G          CLARKE          MS   0.00000000   0.00019680                             PEACHTREE CREEK
BOYTE                         G         FRANKLIN         MS   0.00000000   0.03818650                             ROXIE
BOLTON UNIT #3                L          HINDS           MS                0.00662817                             BOLTON
GADDIS FARMS #13-1            L          HINDS           MS   0.21002630   0.15625555                             BOLTON
GADDIS MCLAURIN VII           L          HINDS           MS   0.20000000   0.14992000                             BAKERS CREEK
GADDIS MCLAURIN VIII          L          HINDS           MS   0.20000000   0.14992000                             BAKERS CREEK
MASHBURN, C.J. GU #1          L          HINDS           MS   0.99085350   0.81315225                             BOLTON
MOORINGSPORT UNIT             L          HINDS           MS   0.21000000   0.16675000
BUCKLEY HEIRS, LL             G          JASPER          MS   0.09750000   0.06851813                             BAY SPRINGS
BUFKIN #15-6 (REDRILL)        L          JASPER          MS   0.00005500        x                                 MCNEIL
HALL INDUSTRIES               G          JASPER          MS   0.10500000   0.07027500                             BAY SPRINGS
HELMS J R 2                   GSI        JASPER          MS   0.00195000   0.00156000                             SHARON
MCNEAL FIELD UNIT             L          JASPER          MS   0.00417869   0.00578250                             MCNEAL
A F STEELE 31-6               G      JEFFERSON DAVIS     MS   0.00282890   0.00265068                             GRANGE
DONALDSON 25-16               G      JEFFERSON DAVIS     MS   0.00548370   0.00479820                             GRANGE
REESE 1-A                     L      JEFFERSDN DAVIS     MS   0.08127140   0.04775661                             BASS FIELD
ROBERTSON ESTATE              G      JEFFERSON DAVIS     MS   0.00310259   0.00310259                             GRANGE
BRYAN COTTON VALLEY #1        L          JONES           MS   0.10500900   0.11684062                             BRYAN
BRYAN COTTON VALLEY #10       L          JONES           MS   0.14578000   0.12469700                             BRYAN
BRYAN COTTON VALLEY #3        L          JONES           MS   0.23437000   0.18722500                             BRYAN
BRYAN COTTON VALLEY #4        L          JONES           MS   0.23437000   0.17669700                             BRYAN
BRYAN COTTON VALLEY #6        L          JONES           MS   0.13004000   0.10449143                             BRYAN
BRYAN COTTON VALLEY #7        L          JONES           MS   0.13004000   0.10449143                             BRYAN
BRYAN COTTON VALLEY #8        L          JONES           MS   0.05859000   0.04117675                             BRYAN
GATLIN #l                     L          JONES           MS   0.08789100   0.11718800
GATLIN B-1                    L          JONES           MS   0.08789100   0.11718800
PARAMOUNT-COCHRAN 14-5        G          JONES           MS   0.37273330   0.33749421                             BLACKBURN
WALKER 6-7 3                  G          JONES           MS   0.33333000   0.24666000                             CAMP CREEK
DABBS 24-6                    G           LEE            MS   0.00000000   0.06143949                             NETTLETON N.
HINTON 8-16 1E                G           LEE            MS   0.31802660   0.26062018                             PALMETTO S.
TUCKER 16-41 4.               G           LEE            MS   0.00000000   0.03001337   0.08960000  0.07840000    PALMETTO S.
TUCKER 9-13                   G           LEE            MS   0.00000000   0.00762121                             PALMETTO S.
BROOKHAVEN FIELD UNIT         G         LINCOLN          MS                0.00069732                             BROOKHAVEN
HARTMAN-LONDON ET AL          G         LINCOLN          MS   0.02173600   0.02674373                             ARLINGTON


   WELL NAME                    CO.         COUNTY           ST WI (BPO)    NRI (BPO)  WI (APO 1) NRI (APO 1)   FIELD NAME
===================================================================================================================================
JACOB GLOSTER #1                 L          MARION           MS 0.04572100  0.03302951                        COLUMBIA
SARTOR #1                        L          MONROE           MS 0.09375000  0.07549049                        BUTTAHATCHIE RIVER
SLATON UNIT #4-16                L           PIKE            MS 0.00833330  0.00677080
SLATON UNIT #4-16                L           PIKE            MS 0.00666670  0.00507541
OLIVE FIELDWIDE UN               G       PIKE & AMITE        MS 0.01354000  0.00949181                        OLIVE
D'LO ROYALTIES #1                L          RANKIN           MS 0.00046820  0.00037710                        THOMASVILLE
D'LO ROYALTIES #2                L          RANKIN           MS 0.00083700  0.00078438                        THOMASVILLE
KENNEDY #1 APO                   L          RANKIN           MS 0.01538340  0.01081048                        THOMASVILLE
HOUSTON G.L. #1                  L          SCOTT            MS 0.01800000  0.01431503                        OTHO
D WOMACK                         L         SIMPSON           MS 0.02354850  0.01143487                        MAGEE
VYRON WOMACK #1-3                L         SIMPSON           MS 0.00898668  0.00596636                        MAGEE
WELLS B                          L         SIMPSON           MS 0.02614820  0.02114650                        MAGEE (WOMACK SAND)
WELLS UNIT                       L         SIMPSON           MS             0.00007960                        MAGEE
HOUGH #5-13                      L          SMITH            MS 0.01108800  0.00797836                        MAGEE SOUTH
MARY JAMES #1                    L          SMITH            MS 0.06203050  0.03224151                        TALLAHALA
BOYD 34-10                       G        WALTHALL           MS 0.00000000  0.00403077                        N. DARBUN
GARTMAN VL #1                    L        WALIHALL           MS 0.01959790  0.01361558                        KOKOMODARBUM
STRITE                           G        WALThALL           MS 0.00000000  0.01697178                        N. DARBUN
STRITE 3-4                       G        WALTHALL           MS 0.00000000  0.04075400                        N. DARBUN
STRITE 3-6                       G        WALTHALL           MS 0.09000000  0.06750000                        N. DARBUN
MORRISON, JU #1                  L          WAYNE            MS 0.63259250  0.28009800                        N. WAUSAU
SHOEMAKE 17-16 #2                L          WAYNE            MS 0.17611600
SHOEMAKE 17-7 #1                 L          WAYNE            MS 0.17611600
ROSENBLATT BARNSDALE             G        WILKINSON          MS 0.00548370  0.00479820                        FORT ADAMS NORTH
ROSENBLATT MINTER                G        WILKINSON          MS 0.00548370  0.00479820                        FORT ADAMS NORTH
ROSENBLATT MINTER B              G        WILKINSON          MS 0.00548370  0.00479820                        BELMONT LAKE
ROSENBLATT MINTER B              G        WILKINSON          MS 0.00548370  0.00479820                        FORT ADAMS NORTH
ROSENBLATT PARKER                G        WILKINSON          MS 0.00548370  0.00479820                        BELMONT LAKE
ROSENBLATT WALKER                G        WILKINSON          MS 0.00548370  0.00479820                        BELMONT LAKE
ROSENBLATT WALKER                G        WILKINSON          MS 0.00548370  0.00479820                        BELMONT LAKE
ROSENBLATT WALKER                G        WILKINSON          MS 0.00548370  0.00479820                        BELMONT LAKE
BRUMFIELD A#1,4,5 & 6            L          YAZOO            MS 1.00000000  0.76518750                        TINSLEY
PERRY SAND WATERFLOOD UNIT       L          YAZOO            MS 0.08044845  0.06227833                        TINSLEY
SC CB SU TWEEDY SO CTBK SND     GSI        GLACIER           MT 0.00218000  0.00168880                        CUT BANK
ANDERSON 1-30                    G         RICHLAND          MT 0.06429000  0.05180443                        SIOUX PASS
ANDERSON 1-32                    G         RICHLAND          MT 0.01743000  0.01404683                        FOUR MILE CREEK WEST


   WELL NAME                 CO.          COUNTY         ST    WI (BPO)     NRI (BPO)      WI (APO 1)   NRI (APO 1)    FIELD NAME
====================================================================================================================================

GLATTER 1-25                 G           RICHLAND        MT    0.09229000   0.07436482                               SIOUX PASS
STATE 16-3                   G           RICHLAND        MT    1.00000000   0.76131250     0.50000000   0.40625000   TWO WATERS
LARSEN FARMS UN #1-2         L           ROOSEVELT       MT    0.00080284   0.00050449                               BAINVILLE II
FEDERAL UNIT #36-44          L           SHERIDAN        MT    0.00009570   0.00006800
ST OF MONTANA 1-16           G           SHERIDAN        MT    0.55632000   0.41701988                               COMERTOWN S.
HAMILL UNIT 1,2,3,4          L           BILLINGS        ND    0.00000781   0.00000643                               T R RANCH
HOLTE-BK ND 1-3 B,D,W        G           BURKE           ND    0.18933000   0.15245385                               STONEVIEW
SONFLOT HEIRS 1-30 BAKKEN
 FRM.                        G           BURKE           ND    0.02892682   0.02489600                               STONEVIEW
SONFLOT HEIRS 1-30 RED
 RIVER FRM.                  G           BURKE           ND    0.03856107   0.03318776                               STONEVIEW
HANSEN UNIT #1-11A           L           DUNN            ND    0.04322500   0.02913506                               WOLF BAY
CLEAR CREEK-MADISON NE SW    G           MCKENZIE        ND    0.00191270   0.00112937                               CLEAR CREEK
JOHNSON UNIT #1-31           L           MCKENZIE        ND    0.00013750   0.00009948                               INDIAN HILL
WANG UNIT #1-30              L           MCKENZIE        ND    0.00008250   0.00005542                               INDIAN HILL
SORENSON #11-13              G           MCKENZIE        ND    0.00000000   0.02976373                               UNION CENTER
BEAVER LODGE DEVONIAN UNIT   G           WILLIAMS        ND    0.00000000   0.01273742                               BEAVER LODGE
BEAVER LODGE-MADISON UNIT    G           WILLIAMS        NO    0.00000000   0.00434483                               BEAVER LODGE
BEAVER LODGE-ORDOVICIAN
 UNIT                        G           WILLIAMS        ND    0.00000000   0.01356496                               BEAVER LODGE
SOUTH DALLAS l               G           CHAVES          NM    0.50000000   0.40993750                               PECOS SLOPE, S.

EXXON FEDERAL COM l          L           EDDY            NM    0.07250000   0.05485000                               WHITE CITY
INDIAN HILLS COM l           G           EDDY            NM    0.00000000   0.16666667     0.06250000   0.04835417   CEMETARY
SHELL FEDERAL NO.1           G           EDDY            NM    0.00000000   0.00625000     0.00625000   0.05885420   CEMETARY
SYLVITE FEDERAL l           GSI          EDDY            NM    0.00000000   0.00000000     0.08125000   0.06713280   BURTON FLAT, E.

GRACE FEDERAL ll             G           LEA             NM    0.18611000   0.13732840                               QUAIL RIDGE
JACKSON UNIT 2               G           LEA             NM    0.00000000   0.00975996     0.02500000   0.02194000   JOHNSON RANCH
JACKSON UNIT 3               G           LEA             NM                                0.08333000   0.68000000   JOHNSON RANCH
STATE 32-3V                  L           LEA             NM    0.35000000   0.26645906                               BAUM
STATE FEDERAL 6-2            L           LEA             NM    0.50000000   0.38443737                               BAUM
STATE FEDERAL 6-3            L           LEA             NM    0.48750000   0.37481023                               BAUM
STATE UTP #2                 L           LEA             NM    0.15094400   0.11491488                               ANDERSON RANCH
WALLEN #1                    L           LEA             NM    0.50000000   0.33966250                               DRUNKARD
CHARLOTTE 9A l               L           ALFALFA         OK    0.00403640   0.00308649
FORSYTHE 2                   L           ALFALFA         OK    0.37670734   0.30874700                               RINGWOOD
BELL UNIT #1-26              L           BEAVER          OK    0.00628542   0.00235200                               IVANHOE
BERGEN TRUST UNIT #1-4       L           BEAVER          OK                                                          GRAND VALLEY E.

CARLISLE #1-32               L           BEAVER          OK                 0.00000346     0.00502460   0.00350340   MOCANE-LAVERNE
HEGLIN #1-5                  L           BEAVER          OK                 0.00001870                               MOCANE-LAVERNE


   WELL NAME                 CO.         COUNTY          ST    WI (BPO)      NRI (BPO)    WI (APO 1)    NRI (APO 1)    FIELD NAME
===================================================================================================================================
HODGES #1-4                  L           BEAVER          OK    0.02500000    0.01984430                              MOCANE-LAVERNE
POTTER 3-26                  L           BEAVER          OK    0.48333500    0.36492100                              MOCANE-LAVERNE
ROBINSON UNIT #l-26          L           BEAVER          OK    0.00883912    0.00754584    0.0l226240   0.OO897055   IVANHOE
SIMMONS #2-31                L           BECKHAM         OK                  0.02789820                              CARPENTER W
TAYLOR 1-25                  L           BECKHAM         OK                  0.00380858                              ERICK GAS AREA
                                                                                                                     SOUTH
TAYLOR JOY U Ol              L           BECKHAM         OK                  0.00190400                              CARPENTER
EBERHARDT#l                  L           BLAINE          OK    0.16666700    0.13541700                              ALTONA
LAUBHAN-FRIESEN #1-32        L           BLAINE          OK    0.18186200    0.10877100                              ELM GROVE
MEYER 18-A                   G           BLAINE          OK    0.12500000    0.10938000                              CANTON, SW
MEYER 18-B                   G           BLAINE          OK    0.12500000    0.10938000                              CANTON, SW
NICOLAI 1-32                 G           BLAINE          OK    0.61594800    0.48951960    0.52905020   0.42045820   FAY, E.
OPAL #1                      L           BLAINE          OK    0.13481100    0.08914290                              ELM GROVE
OSMUS #1                     L           BLAINE          OK    0.16666667    0.13794270                              COOPER
STATE LEWIS l                L           BLAINE          OK    0.12760400    0.10041992                              ALTONA
WEBER #3                     L           BLAINE          OK    0.16666700    0.13333300                              OMEGA WEST
ACKER 1-33                   G           CADDO           OK    0.06263000    0.04418414                              BINGER, S.
COMPTON 1-33                 G           CADDO           OK    0.04520000    0.03660000                      .       BINGER
JETT-STATE l                 G           CADDO           OK    0.06263000    0.04745000                              BINGER,W.
MERIWEATHER UNIT #2-12       L           CADDO           OK    0.00239130    0.01116010                              BRIDGEPORT
STOVER 1-33                  G           CADDO           OK    0.06094000    0.05332000                              BINGER, S.
BOSLER #1-2                  L           CANADIAN        OK    0.08000000                                            MINCO EAST
BOSLER #2-2                  L           CANADIAN        OK    0.05000000                                            MINCO
BOSLER #3-2                  L           CANADIAN        OK    0.05000000    0.03850000                              MINCO
BROWN #1-16                  L           CANADIAN        OK    0.08330000    0.06666000                              WATONGA-
                                                                                                                     CHICKASAW
BROWN #2-16                  L           CANADIAN        OK    0.08330000    0.06666600                              WATONGA
CYPERT #1-2                  L           CANADIAN        OK    0.12500000    0.09814450                              EDMOND W
HECKES 2                     G           CANADIAN        OK    0.00000000    0.00000000    0.02082800   0.01822500   UNION CITY
HUFNAGEL#l-16                L           CANADIAN        OK    0.25000000    0.19164800                              WATONGA
                                                                                                                     CHICKASHA

                                                                                                                     W. CALUMET
HUFNAGER,L, C. #8-1          L           CANADIAN        OK    0.04000000                                            PROSPECT
INLOW I                      G           CANADIAN        OK    0.00000000    0.00000000    0.02082800   0.01822500   UNION CITY
KROEKER #1-11                L           CANADIAN        OK    0.07358908    0.02250000                              MINCO
KROEKER #2-11                L           CANADIAN        OK    0.06858910    0.02250000                              MINCO
KROER,KER #3-11              L           CANADIAN        OK    0.07358910                                            MINCO
LAGALY 1-11                  L           CANADIAN        OK    0.07358900    0.05519170                              MINCO
NOVAK A 1-2                  G           CANADIAN        OK    0.25000000    0.20313000                              YUKON, NW
WEIR 1-3                     G           CANADIAN        OK    0.02083000    0.01822000                              UNION CITY

         WELL NAME          CO.          COUNTY          ST  WI (BPO)      NRI (BPO)   WI (APO 1)  NRI (APO 1)       FIELD NAME
=================================================================================================================================
CURTIS LEASE                 L           CREEK           OK  0.37500000    0.32812500                            CUSHING
JACKSON BARNETT LEASE        L           CREEK           OK  1.00000000    0.87500000                            CUSHING
LINCOLN SCHOOL LEASE         L           CREEK           OK  0.93750000    0.82031250                            CUSHING
MASCHO LEASE                 L           CREEK           OK  0.93750000    0.82031250                            CUSHING
BELLE, MATTIE 1-4            L           CUSTER          OK  0.29038500    0.22732680                            CUSTER CITY NORTH
CLIFT #1-4                   L           CUSTER          OK                0.02335900                            MOOREWOOD NE
CLIFT #2-4                   L           CUSTER          OK                0.02335900                            MOOREWOOD NE
CLIFF #3-4                   L           CUSTER          OK                0.02335900                            MOOREWOOD NE
CLIFT #4-4                   L           CUSTER          OK                                                      MOOREWOOD NE
CLIFT #4-5                   L           CUSTER          OK                                                      MOOREWOOD NE
CLIFT #4-6                   L           CUSTER          OK                                                      MOOREWOOD NE
DAVIS 7 FARMS #l-24          L           CUSTER          OK  0.00088880                                          CARPENTER
FANCHER #2-24                L           CUSTER          OK  0.00088880    0.00076999                            HAMMON EAST
HOOPER #19-1                 L           CUSTER          OK  0.04000000                                          KNOX
KILLHOFER #1-33              L           CUSTER          OK                0.01757800                            MOOREWOOD NE
KILLHOFER #2-33              L           CUSTER          OK                                                      MOOREWOOD NE
KILLHOFER #3-33              L           CUSTER          OK                                                      MOOREWOOD NE
MAINON #1-23                 L           CUSTER          OK  0.00078130    0.00075220                            CLINTON EAST
MILLER 1-18                  G           CUSTER          OK  0.18574000    0.14637000                            STAFFORD
MURPHY 2-18                  G           CUSTER          OK  0.00564000    0.00742000  0.00800510  0.00698200    CLINTON, E.
RAY #5-1                     L           CUSTER          OK                0.01932900                            MOOREWOOD NE
RAY #5-2                     L           CUSTER          OK                0.01932900                            MOOREWOOD NE
RAY #5-3                     L           CUSTER          OK                0.01932900                            MOOREWOOD NE
RAY #5-4                     L           CUSTER          OK                0.01932900                            MOOREWOOD NE
RAY #6-6                     L           CUSTER          OK                0.01932900                            MOOREWOOD NE
BOUCHER #1-32                L           DEWEY           OK                0.01282200                            OAKWOOD NW
MILLIE 2-20                  G           DEWEY           OK  0.25000000    0.21875000                            PUTNAM
RED CLOUD 26-1               L           DEWEY           OK  0.25000000    0.19316406                            CANTON NW
WION B1-2                    L           DEWEY           OK  0.26973760    0.20788800                            STUART RANCH
BARNES #1-22                 L           ELLIS           OK  0.15000000    0.11494700                            TOUZALIN
GIBBS 0 G UNIT l             G           ELLIS           OK  0.15656000    0.13699000                            SHATTUCK, W.
HAINES 1-7                   G           ELLIS           OK  0.08000000    0.06000000                            MOCANE-LAVERNE
WAUHOB #1-32                 L           ELLIS           OK  0.75000000    0.59370200                            GAGE
HENDRIE 3-21                 L           GARFIELD        OK  0.40448140    0.14941400                            HUNTER SOUTH
MILLER 1-30                  L           GARFIELD        OK  0.20000000    0.20000000                            SOONER TREND
GIBSON 1-30                  G           GARVIN          OK  0.27104000    0.19244000                            GOLDEN TREND

         WELL NAME          CO.          COUNTY          ST  WI (BPO)      NRI (BPO)   WI (APO 1)  NRI (APO 1)       FIELD NAME
=================================================================================================================================
KENNEDY 1-5                  G           GARVIN          OK  0.02087000    0.01669000                            GOLDEN TREND
WELLS 1-28                   L           GARVIN          OK                6.00277507                            GOLDEN TREND
DUKE #1-A                    L           GRADY           OK                                                      HARNESS
DUKE B#l-22                  L           GRADY           OK                                                      CHITWOOD
FITZGERALD 11-1              L           GRADY           OK                                                      UNION CITY
HOLLAND UNIT #1-5            L           GRADY           OK  0.00016360   0.00011000                             KNOX
HOLLAND UNIT #2-5            L           GRADY           OK  0.00016360   0.00011000                             KNOX
HOLLAND UNIT#4-5             L           GRADY           OK  0.00016360   0.00011000                             KNOX
JERRY 1-5                    L           GRADY           OK  0.00016360       X
MISER UNIT #2-5              L           GRADY           OK  0.00116010       X                                  MIDDLEBERG SE
GEBHARDT-ZOLLINGER #1        G           HARPER          OK  0.03125000   0.02734000                             MOCANE-LAVERNE
GEBHARDT-ZOLLINGER #2        G           HARPER          OK  0.03125000   0.02734000                             MOCANE-LAVERNE
GENEVIEVE UNIT #1-33         L           HARPER          OK               0.00001706                             MOCANE-LAVERNE
STATE UNIT #1-24             L           HARPER          OK               0.00002500                             MOCANE-LAVERNE
HUNT UNIT #1-35              L           HASKELL         OK  0.00800000   0.00700000                             KINTA-SPIRO
SAPPINGTON UNIT #1-22        L           HASKELL         OK  0.00125290   0.00178555                             KINTA
SNOW UNIT #1-13              L           HAS KELL        OK  0.00038430   0.00031790                             KINTA
SNOW UNIT #2-13              L           HASKELL         OK  0.00038430   0.00031790   0.00008250  0.00006020    KINTA
LAMBETH #1                   L           JEFFERSON       OK  0.20000000   0.20000000                             GILMER SOUTH
MURPHY #12-24                L           JEFFERSON       OK  0.20000000   0.14195240                             ALLEE NW
HENLEY/JULE 13-1             G           KINGFISHER      OK  0.00625000   0.00469000                             SOONER TREND
STOUT 1-17                   G           LEFLORE         OK  0.07910000   0.06920000                             RED OAK-NORRIS
DARLING UNIT #1-11           L           LOVE            OK  0.00119050   0.00086260                             PIKE W
LEHENBAUER #1-6              L           MAJOR           OK  0.62302500   0.46726877                             RINGWOOD
COLPITT #1                   L           NOWATA          OK  1.00000000   0.78250000                             W. WATOVA
COLPITT #2                   L           NOWATA          OK  1.00000000   0.78250000                             W. WATOVA
GLASS #1                     L           NOWATA          OK  1.00000000   0.78260000                             W. WATOVA
GLASS #2                     L           NOWATA          OK  1.00000000   0.78250000                             W. WATOVA
GLASS #3                     L           NOWATA          OK  1.00000000   0.78250000                             w. WATOVA
GLASS #4                     L           NOWATA          OK  1.00000000   0.78250000                             W. WATOVA
GLASS #5                     L           NOWATA          OK  1.00000000   0.78250000                             W. WATOVA
GLASS #6                     L           NOWATA          OK  1.00000000   0.78250000                             W. WATOVA
GLASS #7                     L           NOWATA          OK  1.00000000   0.78250000                             W. WATOVA
GLASS #8                     L           NOWATA          OK  1.00000000   0.78250000                             W. WATOVA
GLASS #9                     L           NOWATA          OK  1.00000000   0.78250000                             W. WATOVA
HENDRICKS #1                 L           NOWATA          OK  1.00000000   0.78250000                             W WATOVA WF

         WELL NAME          CO.          COUNTY          ST  WI (BPO)      NRI (BPO)   WI (APO 1)  NRI (APO 1)       FIELD NAME
=================================================================================================================================
HENDRICKS #10                L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
HENDRICKS #11                L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
HENDRICKS #12                L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
HENDRICKS #2                 L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
HENDRICKS #3                 L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
HENDRICKS #4                 L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
HENDRICKS #5                 L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
HENDRICKS #6                 L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
HENDRICKS #7                 L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
HENDRICKS #8                 L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
HENDRICKS #9                 L           NOWATA          OK  1.00000000    0.78250000                            W WATOVA WF
JORDAN #1                    L           NOWATA          OK  1.00000000    0.78250000                            WEST WATOVA
JORDAN #2                    L           NOWATA          OK  1.00000000    0.78250000                            WEST WATOVA
JORDAN #3                    L           NOWATA          OK  1.00000000    0.78250000                            WEST WATOVA
JORDAN #4                    L           NOWATA          OK  1.00000000    0.78250000                            WEST WATOVA
JORDAN #5                    L           NOWATA          OK  1.00000000    0.78250000                            WEST WATOVA
LESLIE JANE #1               L           OKLAHOMA        OK  0.23123500    0.18787800                            ORCHARD CITY NE
POLLOCK                      L           OKLAHOMA        OK  0.36018200    0.28836740                            ORCHARD CITY NE
BOYCE #34-2                  L           PAYNE           OK  0.04921630    0.02191220                            PARADISE
GRAHAM #33-1                 L           PAYNE           OK  0.02088200    0.01917770                            PARADISE
GRAHAM #33-5                 L           PAYNE           OK  0.15274870    0.07880320                            PARADISE
GRAHAM #33-6                 L           PAYNE           OK  0.15475810    0.12909600                            PARADISE
GRAHAM #33-7                 L           PAYNE           OK  0.09717500                                          PARADISE
PARADISE BARTS. SU           L           PAYNE           OK  0.05416790    0.04166420                            PARADISE
PRICE 1-32                   G           PITTSBURG       OK  0.07813000    0.06836000                            FEATHERSTON
SARKEY FDN UN 3              G           PITTSBURG       OK  0.25000000    0.21875000                            FEATHERSTON, NW
USA l                        G           PITTSBURG       OK  0.09375000    0.07523000                            BLOCKER, S.
USA 4                        G           PITTSBURG       OK  0.09375000    0.07523000                            BLOCKER, S.
WHITE FUEL UNIT #3-34        L           PITTSBURG       OK                                                      KINTA
JUDITH L./GARLAND            L           POTOWATOMIE     OK  0.00017467                                          SHAWNEE SW
AUSTIN/PERRY                 L           POTTAWATOMIE    OK  0.00146200   0.00102340                             SHAWNEE SW
BELL #l,2,3,4-18             L           POTTAWATOMIE    OK  0.00426158   0.00480620                             SHAWNEE SW
BURNS #1-18                  L           POTTAWATOMIE    OK  0.01405395   0.01141880                             SHAWNEE NW
CASEY #1                     L           POTTAWATOMIE    OK  0.01221300   0.00980100                             SHAWNEE SW
DALEY#1                      L           POTTAWATOMIE    OK  0.01711600   0.01395100                             SHAWNEE
DEXTER #18-1                 L           POTTAWATOMIE    OK  0.00946941   0.00709850                             SHAWNEE SW

         WELL NAME             CO.       COUNTY          ST  WI (BPO)      NRI (BPO)   WI (APO 1)  NRI (APO 1)       FIELD NAME
=================================================================================================================================
FERGUSON                        L        POTTAWATOMIE    OK  0.02028400    0.01658700                            SHAWNEE SW
HOFFMANDI #1                    L        POTTAWATOMIE    OK  0.01557300    0.01249700                            SHAWNEE
HOFFMAN #1-A                    L        POTTAWATOMIE    OK  0.01420170    0.01141080                            KNOX
JACKIE SUE/SCOTT                L        POTTAWATOMIE    OK  0.00140750    0.00092313                            SHAWNEE
KELLEY #1                       L        POTTAWATOMIE    OK  0.00878900    0.00705300                            SHAWNEE
KIT #1 & #2                     L        POTTAWATOMIE    OK  0.00450000    0.00365600                            SHAWNEE
LANE #1                         L        POTTAWATOMIE    OK  0.00018500    0.00015000                            SHAWNEE
MARCIA SUE/TAYLOR               L        POTTAWATOMIE    OK  0.00150130    0.00105090                            SHAWNEE
MILLER #1-7                     L        POTTAWATOMIE    OK  0.20000000    0.20000000                            CENTERPOINT
NIX                             L        POTTAWATOMIE    OK  0.00191454    0.00157500                            SHAWNEE
PARKER #1 & #3                  L        POTTAWATOMIE    OK  0.01112120    0.00868450                            SHAWNEE
PATSY/WHITNEY                   L        POTTAWATOMIE    OK  0.00071620    0.00056070                            SHAWNEE
RICKI/FERN                      L        POTTAWATOMIE    OK  0.00146200    0.00102340                            SHAWNEE
ROCK ISLAND #1                  L        POTTAWATOMIE    OK  0.01341080    0.01193230                            SHAWNEE
ROUNDHOUSE #3 & #4              L        POTTAWATOMIE    OK  0.01027600    0.00894500                            SHAWNEE
SHAWNEE TOWNSITE SKINNER UNIT   L        POTTAWATOMIE    OK  0.00529741                                          SHAWNEE
TARON #1                        L        POTTAWATOMIE    OK  0.01893800    0.01528600                            SHAWNEE
TEDRA/DUD/TEDRA2/DUDE2          L        POTTAWATOMIE    OK  0.00120990    0.00084690                            SHAWNEE
WILD WILLY #1,2 & CHASE         L        POTTAWATOMIE    OK  0.02330078    0.01352024                            SHAWNEE
WILD WILLY #3                   L        POTTAWATOMIE    OK  0.00150130    0.00105090                            SHAWNEE
WD/SERITA/JUDY/J.CASH           L        POTTAWATOMIE    OK  0.01524500    0.01146660  0.01372050  0.01070640    SHAWNEE
BOGGES 1-29                     G        ROGER MILLS     OK  0.19720000    0.16563000  0.18750000  0.15820000    STRONG CITY, S.
JUNE 1-7                        G        ROGER MILLS     OK  0.21000000    0.16230000                            BERLIN, NW
LOVETT A-1                      G        ROGER MILLS     OK  0.03846000    0.03365000                            STRONG CITY
MICHELLE #1-35                  L        ROGER MILLS     OK                                                      CHEYENNE WEST
SOUTH HIGGINS ATOKA UNIT        L        ROGER MILLS     OK  0.00430040    0.00140120                            BISHOP
THORNTON #2-17                  L        ROGER MILLS     OK  0.04875000    0.03797800                            CARPENTER
TRENT UNIT 1-24                 L        ROGER MILLS     OK  0.01160670    0.00839180                            CARPENTER NE
WEEKS UNIT #1-31                L        SEQUOYAH        OK  0.00507920    0.00384200                            PENO
BOYCE #1-2                      L        STEPHENS        OK                                                      STAGE SAND NE
RICHARDSON UNIT#1-26            L        STEPHENS        OK  0.00617244    0.00486887  0.01134490  0.00820670    HOPE SW
RUSSELL #l-7                    L        STEPHENS        OK  0.06250000    0.04687500                            MARLOW W
SMITH UNIT #1-12                L        STEPHENS        OK  0.01442665    0.01000000                            MARLOW W
ZUMWALT UNIT #1-30              L        STEPHENS        OK  0.00078120    0.00063335                            BRAY SE
ALEXANDER 1-11                  G        WASHITA         OK  0.02969000    0.02269038                            SENTINEL, W.
GREEN#2-1                       L        WASHITA         OK  0.02515990                                          CANUTE NORTH

         WELL NAME          CO.          COUNTY          ST  WI (BPO)      NRI (BPO)   WI (APO 1)  NRI (APO 1)       FIELD NAME
=================================================================================================================================
MEDDERS 4-1                  L        WASHITA            OK  0.02425070    0.01794546                            CANUTE NORTH
TOELLE #2-1                  L        WASHITA            OK  0.06250000    0.04597270                            CANUTE NORTh
BETTY JO #36-1               L        WOODS              OK                                                      E. FRITZLEN
GERLOFF 2                    G        WOODS              OK  0.30479000    0.24734000                            FREEDOM, N.
STEWART, WISE UNIT           L        WOODS              OK  0.32051450    0.24979790                            AVARD NW
ALUM CREEK UNIT              L        FALL RIVER         SO  0.07515760        X
FEDERAL #10-3                L        FALL RIVER         SD  0.07515800    0.06567220
FEDERAL #2-5                 L        FALL RIVER         SD  0.07515800    0.06567220                            ALUM CREEK
FEDERAL #3-10                L        FALL RIVER         SD  0.04725000    0.04136000                            ALUM CREEK
FEDERAL #3-14                L        FALL RIVER         SD  0.07515800    0.06567220
FEDERAL #3-15                L        FALL RIVER         SO  0.07515800    0.06567220                            ALUM CREEK
FEDERAL #3-16                L        FALL RIVER         SD  0.07515800    0.06567220                            INDIAN CREEK
FEDERAL #3-3                 L        FALL RIVER         SD  0.07515800    0.06567220
FEDERAL #3-4                 L        FALL RIVER         SD  0.07516800    0.06657220
FEDERAL #3-7                 L        FALL RIVER         SD  0.07515800    0.06567220                            ALUM CREEK
FEDERAL #31-6                L        FALL RIVER         SD  0.07515800    0.06567220                            ALUM CREEK
FEDERAL #3-9                 L        FALL RIVER         SD  0.07515800    0.06567220                            ALUM CREEK
HINZIE, C.M.                 L        ANDERSON           TX  0.34392500    0.25552390                            6018 D'ARC
HUNT-CLAYTON 2               G        BORDEN             TX  0.12500000    0.09083028                            GOOD, SE
BELL HENRY l                 G        BURLESON           TX  O.4OOOOOOO    0.28177700                            CALDWELL
CHANCE ESTATE UN l           G        BURLESON           TX  0.30000000    0.21131697                            GIDDINGS
ELSIK-GEISENSCHLAG UNIT l    G        BURLESON           TX  0.45000000    0.31994489                            GIDDINGS
ELSIK-WEICHERT UNIT          G        BURLESON           TX  0.45000000    0.32981107                            GIDDINGS
GIESENSCHLAG-WUENSCHER (GW   G        BURLESON           TX  0.45000000    0.31834260                            GIDDINGS
  UNIT 1)
KOVAR-PORTER UNIT            G        BURLESON           TX                0.000984225                           GIDDINGS
L PORTER GAS UNIT            G        BURLESON           TX                0.00096605                            GIDDINGS
MOUND PRAIRIE UN l           G        BURLESON           TX  0.45000000    0.31834575                            GIDDINGS
ORSAG, J.M. UNIT             G        BURLESON           TX  0.01959780    0.01232614                            GIDDINGS
THARP UNIT l                 G        BURLESON           TX  0.40000000    0.28249580                            GIDDINGS
STATE TRACT 562-L 1X         L        CALHOUN            TX                0.03748000                            MATAGORDA BLOCK
FROST ESTATE #1              L        CHAMBERS           TX  0.58007505    0.42297139                            WILLOW SLOUGH N
LAND GAS UNIT                G        CHEROKEE           TX  0.00548370    0.00449591                            SW BULLARD
FOGG VAIL TRACT3             L        CLAY               TX  0.05000000    0.03696776                            ANT HILL
LITTLEFIELD l & 2            G        COKE               TX  0.12500000    0.09354752                            BRONTE
PADGITT #1                   L        CROCKETT           TX  0.25000000    0.07150000                            PADGITT
PADGITT #2-UL                L        CROCKETT           TX  1.00000000                                          COUCH WOLF CAMP

         WELL NAME          CO.          COUNTY          ST  WI (BPO)      NRI (BPO)   WI (APO 1)  NRI (APO 1)       FIELD NAME
=================================================================================================================================
PADGITT, JAMES T 2 L         L           CROCKETT        TX  0.08203130    0.06245145                            COUCH WOLF CAMP
PADGITT, JAMES T 4           L           CROCKETT        TX  0.09375000    0.07148440                            PADGITT
PIERCE VI 10 1               G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE VI 10 2               G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE VI 10 3               G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE VI 10 5               G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE VI 10 6               G           CROCKETT        TX  0.00000000    0.02284032  0.22500000  0.18281000    OZONA
PIERCE VI 2 1                G           CROCKETT        TX  0.75000000    0.55098406                            OZONA
PIERCE VI 2 2                G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE VI 2 5                G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE VI 2 6                G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE VI 2-4                G           CROCKETT        TX  0.00000000    0.00000000  0.25000000  0.19032781    OZONA
PIERCE VI 3-2                G           CROCKETT        TX  0.25000000    0.19032781                            OZONA
PIERCE VI 9 l                G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE VI 9 3                G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE HENDERSON 7 1         G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE-HENDERSON 7 2         G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE-HENDERSON 7 3(307)    G           CROCKETT        TX  0.00000000    0.04392156                            OZONA
PIERCE-HENDERSON 7 4         G           CROCKETT        TX  0.00000000    0.04392156  0.18750000  0.15234380    OZONA
PIERCE-HENDERSON 7 5         G           CROCKETT        TX  0.18750000    0.15234000                            OZONA
PIERCE-HENDERSON 7A l        G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE-HENDERSON 8 1         G           CROCKETT        TX  0.75000000    0.57098406                            OZONA
PIERCE-HENDERSON 8 2         G           CROCKETT        TX  0.00000000    0.04392156  0.18750000  0.15234380    OZONA
PIERCE-HENDERSON 8 3         G           CROCKETT        TX  0.00000000    0.02283969                            OZONA
BRENNAND, M.L. #7            G           DAWSON          TX  0.25000000    0.21875000                            MUNGERVILLE
WASSON, I.E. #1              L           DAWSON          TX  0.20000000    0.20000000                            ACKERLY
CARPENTER                    G           FREESTONE       TX                0.00032270                            NAN-SU-GAIL
CARPENTER #5 GAS UNIT        G           FREESTONE       TX  0.00000000    0.00006676                            NAN-SU-GAIL
DUNN 2-A                     G           FRIO            TX  0.30000000    0.21644700  0.27000000  0.20790000    PEARSALL
DUNN A M l                   G           FRIO            TX  0.27000000    0.19480230                            PEARSALL
FRANKS 8900 SU UNIT          G           GALVESTON       TX  0.00076000    0.00059501                            FRANKS
LITTLE WHIT l                G           GLASSCOCK       TX  0.25000000    0.17568750                            BIG WHIT/COBRA
LITTLE WHIT 4                G           GLASSCOCK       TX  0.25000000    0.17568750                            BIG WHIT/COBRA
WRIGHT MINERALS #1           G           GOLIAD          TX  0.46250000    0.32987495                            SLICK S.
LOGSTON, KLAS #1             L           GRAYSON         TX  0.07291400    0.04884862                            SOUTHMAYD N
MARTIN #1                    L           GRAYSON         TX  0.10937500    0.07686341                            SOUTHMAYD N

         WELL NAME          CO.          COUNTY          ST  WI (BPO)      NRI (BPO)   WI (APO 1)  NRI (APO 1)     FIELD NAME
=================================================================================================================================
ROBERTSON BLUESTEM #1        L           GRAYSON         TX  0.10812500    0.07598503                            SEPTEMBER
WALSH 3-3                    L           GRAYSON         TX  0.10937500    0.06968938                            SOUTHMAYD
WALSH 4-4                    L           GRAYSON         TX  0.10937500    0.06968938                            SOUTHMAYD
COLDWELL DALLAS              G            GREGG          TX  0.00000000    0.00885184                            EAST TEXAS
HARRISON -C-                 G            GREGG          TX  0.00000000    0.00030110                            WILLOW SPRINGS
HARRISON C-1                 G            GREGG          TX                0.00006420                            WILLOW SPRINGS
HARRISON, P.D. E G.U.        G            GREGG          TX  0.00000000    0.00030110                            WILLOW SPRINGS
HARRISON, P.D.               G            GREGG          TX                0.00004300                            WILLOW SPRINGS
 E1-3,E5-9,E10U/L
JOHNSON                      G            GREGG          TX                0.00064053                            EAST TEXAS
KILLINGSWORTH B              G            GREGG          TX  0.00000000    0.00030110                            WILLOW SPRINGS
KILLINGSWORTH B2-4           G            GREGG          TX                0.00001490                            WILLOW SPRINGS
LATHROP                      G            GREGG          TX  0.00000000    0.00018450                            EAST TEXAS
LATHROP -B-                  G            GREGG          TX  0.00000000    0.00018450                            EAST TEXAS
LATHROP A,B,C                G            GREGG          TX  0.00000000    0.00018450                            EAST TEXAS
LATHROP F.K.                 G            GREGG          TX  0.00000000    0.00018450                            EAST TEXAS
LATHROP F.K.2,3,4,5,6        G            GREGG          TX                0.00013080                            WILLOW SPRINGS
LATHROP GAS UNIT             G            GREGG          TX  0.00000000    0.00011880                            WILLOW SPRINGS
LATHROP, F.K. GAS UNIT       G            GREGG          TX  0.00000000    0.00011880                            WILLOW SPRINGS
LATHROP, F.K. GAS UNIT       G            GREGG          TX  0.00000000    0.00011880                            WILLOW SPRINGS
LATHROP, F.K. GAS UNIT       G            GREGG          TX  0.00000000    0.00011880                            WILLOW SPRINGS
LATHROP, F.K. GAS UNIT       G            GREGG          TX  0.00000000    0.00011880                            WILLOW SPRINGS
LATHROP, F.K. GAS UNIT       G            GREGG          TX  0.00000000    0.00030110                            WILLOW SPRINGS
LEE -B- GAS UNIT 1C          G            GREGG          TX  0.00000000    0.00208033                            WILLOW SPRINGS
LEE -G-                      G            GREGG          TX  0.00000000    0.00030110                            WILLOW SPRINGS
LEE C                        G            GREGG          TX                0.00091744                            WILLOW SPRINGS
LEE GAS UNIT B #3            G            GREGG          TX  0.00000000    0.00030110                            WILLOW SPRINGS
LEE GAS UNIT B #4            G            GREGG          TX  0.00000000    0.00030110                            WILLOW SPRINGS
LEE GAS UNIT B #5            G            GREGG          TX  0.00000000    0.00030110                            WILLOW SPRINGS
LEE GAS UNIT B #6            G            GREGG          TX  0.00000000    0.00030110                            WILLOW SPRINGS
LEE UNIT                     G            GREGG          TX                0.001554015                           WILLOW SPRINGS
LEE, T.W.                    G            GREGG          TX  0.00000000    0.00629790                            EAST TEXAS
LEE, T.W.                    G            GREGG          TX  0.00000000    0.00028213                            EAST TEXAS
LEE, TAYLOR W                G            GREGG          TX  0.00000000    0.00479820                            EAST TEXAS
SMITH, A                     G            GREGG          TX  0.00000000    0.00237732                            EAST TEXAS
SNODDY, THAD -C-             G            GREGG          TX  0.00000000    0.03098187                            EAST TEXAS
SORRELL                      G            GREGG          TX  0.00000000    0.00275243                            EAST TEXAS


   WELL NAME                 CO.          COUNTY         ST   WI (BPO)      NRI (BPO)  WI (APO 1)  NRI (APO 1)       FIELD NAME
====================================================================================================================================
BLACK #3-234                 L           HANSFORD        TX   0.09500000   0.11224089                            STAMPER
LILLIE 2-200                 L           HANSFORD        TX   0.11428570   0.07425725                            SHAPLEY
THORMODSGAARD #1             L           HANSFORD        TX   0.10000000   0.07425725                            STAMPER
THORMODSGAARD #2             L           HANSFORD        TX   0.10000000   0.07425725                            STAMPER
THORMODSGAARD #3             L           HANSFORD        TX   0.10000000   0.07125725                            STAMPER
THORODSGAARD #4-199          L           HANSFORD        TX   0.10000000   0.07125725                            STAMPER
BERGSON 1 ELLA               G           HARRISON        TX   0.50000000   0.40993750                            HALLSVILLE N.E.
FUTRELL 1 (3?)               G           HARRISON        TX   0.00000000   0.11712500                            HALLSVILLE N.E.
LEE 2-5                      G           HEMPHILL        TX   0.03125000   0.02196057                            ALLISON PARKS UP
MEEK JP 1                    G           HEMPHILL        TX   0.62500000   0.44490705  0.22944430   0.40222390   BUFFALO WALLOW
HINTON #1                    G           HENDERSON       TX                0.00005958                            TRI CITIES
OPELIKA GAS UNIT (MULTI
 WELLS)                      G           HENDERSON       TX   0.00000000   0.00006462                            OPELIKA
TCGU7 (LEOPARD C.W.-1)       G           HENDERSON       TX   0.00000000   0.00146963                            TRAVIS PEAK
TCGU7 (LEOPARD C.W.-2)       G           HENDERSON       TX   0.00000000   0.00146963                            TRAVIS PEAK
TCGU7 (LEOPARD L.L.-2)       G           HENDERSON       TX   0.00000000   0.00146963                            TRAVIS PEAK
TCGU7 (BAKER MAUDE-10) (SI)  G           HENDERSON       TX   0.00000000   0.00161030                            TRAVIS PEAK
TCGU7 (BAKER MAUDE-11)       G           HENDERSON       TX   0.00000000   0.00146963                            TRAVIS PEAK
TCGU7 (BAKER MAUDE-7) UNEC   G           HENDERSON       TX   0.00000000   0.00455500                            TRAVIS PEAK
TCGU7 (BAKER MAUDE-8)        G           HENDERSON       TX   0.00000000   0.00146963                            TRAVIS PEAK
TCGU7 (BAKER MAUDE-9)        G           HENDERSON       TX   0.00000000   0.00146963                            TRAVIS PEAK
TCGU8 (BAKER J.D.-1)         G           HENDERSON       TX   0.00000000   0.00150890                            TRAVIS PEAK
TCGU8 (WALLACE T.H.-1)       G           HENDERSON       TX   0.00000000   0.00150890                            TRAVIS PEAK
TCGU8 (WALLACE T.H.-2)       G           HENDERSON       TX   0.00000000   0.00150890                            TRAVIS PEAK
TCGU8 (WALLACE T.H.-3)       G           HENDERSON       TX   0.00000000   0.00150890                            TRAVIS PEAK
TCGU8 (WALLACE T.H.-4)       G           HENDERSON       TX   0.00000000   0.00150890                            TRAVIS PEAK
TCGU8 (WALLACE T.H.-5)       G           HENDERSON       TX   0.00000000   0.00150890                            TRAVIS PEAK
HINTON #2                    G           HENDERSON       TX                0.00075443                            TRI CITIES
DAVIS, BERT                  G            HOPKINS        TX   0.00331120   0.00331120                            NELTA
ALABAMA FERRY UNIT (BETTS)   G            HOUSTON        TX   0.00040000   0.00032000                            ALABAMA FERRY
WEST MOORE UNIT              G            HOWARD         TX   0.06864000   0.05622427                            MOORE
AFNU                         G             LEON          TX   0.00115400   0.00111322                            ALABAMA FERRY
ANDREWS, E.B. JR. UNIT A-1   G             LEON          TX   0.01562500   0.01188810                            HALLIDAY
GUINN GAS UNIT NO. 1         G             LEON          TX   0.07245100   0.04582391                            JEWETT
MCCORMICK, CHARLES           G             LEON          TX   0.09000000   0.06750000                            JEWETT
MONTGOMERY, J.R. GU (SI
 8/94)                       G             LEON          TX   0.07245100   0.05593605                            JEWETT
BUSSARD, JESS #l             L            UPSCOMB        TX   0.01250000   0.01024828                            HIGGINS NW


   WELL NAME                 CO.         COUNTY         ST    WI (BPO)     NRI (BPO)   WI (APO 1)  NRI (APO 1)         FIELD NAME
====================================================================================================================================

CROCKER GU #1-1              L           LIVE OAK       TX   0.09375000    0.06588298                          OAKVILLE
LINEBERRY GU l 2             G           LOVING         TX   0.02955OOO    0.02216000                          LINEBERY
SMITH-SCARBOROUGH . B2       G           LOVING         TX   0.08760000    0.06559000                          WHEAT
OSR-HALLIDAY UNIT            G           MADISON        TX   0.00000000    0.00016427                          HALLIDAY
WARD #l (ZADECK)             L           MARION         TX   0.04193250    0.03128343                          RODESSA-RUBY
PATTON #1-55                 L           MARTIN         TX   0.25000000    0.17861563                          ROSE PETAL
ST. LSE. 485-L SE/4          L           MATAGORDA      TX                 0.00955200                          MATAGORDA ISLAND
ST. LSE. 485-L SW/4 #l       L           MATAGORDA      TX                 0.00468500                          MATAGORDA ISLAND
STATE TRACT 485-L #6L        L           MATAGORDA      TX                 0.00937835                          MATAGORDA ISLAND
STATE TRACT 485-L #8         L           MATAGORDA      TX                 0.00955200                          MATAGORDA ISLAND
STATE TRACT 485-L 3 &3L      L           MATAGORDA      TX                 O.OO935126                          MATAGORDA ISLAND
TALBERT #2                   L           NUECES         TX   0.03438649    0.02250266                          CORPUS CHRISTI WEST
TALBERT #3                   L           NUECES         TX   0.03602670                                        CORPUS CHRISTI WEST
ALBERT UNIT #2-31            L           OCHILTREE      TX   0.00131250    0.00094290   0.00009380  0.00007690 BOOKER N.
HERRINGION A l               L           OCHILTREE      TX   0.25000000    0.20176608                          ELLIS RANCH
WELLS GAS UNIT 2-T           G           PANOLA         TX   0.20622000    0.16907000                          WASKOM
FROM ME SECTION 106          G           PECOS          TX   0.00331120    0.00103119                          APCO-WARNER
FROM ME, ED El AL -2-        G           PECOS          TX   0.00331120    0.00331120                          APCO-WARNER
DAVIS WIRT #1                L           POLK           TX   0.20000000
FEENEY HILL GAS UNIT #l-Y    G           RAINS          TX   0.00000000    0.00519828                          LEATHERMAN CREEK
HOOPER, C #IA                L           RAINS          TX   0.01264650    0.01007210                          BRIGHT STAR
HUDDLESTON C.L. #1           G           RAINS          TX   0.00000000    0.00426794                          GINGER SE
HUDDLESTON C.L #2            G           RAINS          TX   0.00000000    0.00426794                          GINGER SE
B1111S, W.H. #l              L           REEVES         TX   0.12462277    0.09487662                          ARNO
MANILER 2-108                L           ROBERTS        TX   0.25000000    0.23740000                          MENDOTA NW
HOLMES                       G           RUSK           TX   0.00331120    0.00331120                          WALKERS CHAPPEL
MASON, R- G "A"              G           RUSK           TX                 0.00063238                          EAST TEXAS
LLOYD #18-1                  L           SCHLEICHER     TX   0.94000000    0.65177720                          BUTLER
LON DIAMOND M UN             G           SCURRY         TX   0.00076000    0.00066000                          DIAMOND M
SACROC UNIT                  G           SCURRY         TX   0.00000000    0.00009170                          KELLY-SNYDER
CORLEY #l                    L           SMITH          TX                 0.00059350                          KELLY-SNYDER
DICKERSON, W J #1            L           SMITH          TX                 0.00018310                          OVERTON
HILLIARD,WARREN ESTATE l     G           SMITH          TX   0.05366000    0.03756940                          CHAPEL HILL
PERRY GAS UNIT #l            L           SMITH          TX   0.00886450    0.00727140                          CHAPEL HILL
BARBEE GU#1                  L           UPSHUR         TX   0.00619615    0.00580618                          ROSEWOOD
BARBEE GU #2                 L           UPSHUR         TX   0.00819500    0.00580618                          ROSEWOOD



   WELL NAME                CO.  COUNTY   ST     WI (BPO)      NRI (BPO)   WI (APO 1)     NRI (APO 1)        FIELD NAME
====================================================================================================================================

BOGEL G.U. 2 #1              L   UPSHUR   TX    0.00040200    0.00037670                               ROSEWOOD
BOGEL G.U. 2 #2              L   UPSHUR   TX    0.00052551    0.00044715                               ROSEWOOD
COYLE, NL GU #l              L   UPSHUR   TX    0.02476000    0.02040786                               GILMER
CRAIG, WD #1                 L   UPSHUR   TX        -0-       0.00002000                               GILMER S
CRAIG, WD #2                 L   UPSHUR   TX        -0-       0.00002000                               GILMER S
GLADEWATER GU #15-l          L   UPSHUR   TX                  0.00048286                               GLADEWATER
LANDERS UNIT #1              L   UPSHUR   TX    0.00324605    0.00266073                               GILMER SOUTH
LANDERS UNIT #2              L   UPSHUR   TX    0.00542860    0.00427123                               GILMER SOUTH
LANDERS UNIT #3              L   UPSHUR   TX    0.00324605    0.00266075                               GILMER SOUTH
N.L. COYLE                   L   UPSHUR   TX    0.02476010    0.02040786                               GILMER (COTTON VALLEY)
ON WHEELER #3                L   UPSHUR   TX    0.01338648    0.01045900                               GILMER (COTTON VALLEY)
ON WHEELER #4                L   UPSHUR   TX    0.01338648    0.01045900                               GILMER (COTTON VALLEY)
ON WHEELER UNIT #l           L   UPSHUR   TX    0.01338648    0.01068030   0.01221500     0.01045900   GILMER (COTTON VALLEY)
ON WHEELER UNIT #2           L   UPSHUR   TX    0.01338648    0.01068030   0.01221500     0.01045900   GILMER (COTTON VALLEY)
SNOW J E UNIT #2             L   UPSHUR   TX    0.00653275    0.00189315                               GILMER (COTTON VALLEY)
SNOW, JE #3 & #4             L   UPSHUR   TX    0.03479000    0.02820644                               GILMER S
SNOW, JE GU #1               L   UPSHUR   TX    0.03479000    0.02642945                               GILMER S
AMACKER VT 106               L   UPTON    TX                  0.00505980                               AMACKER-TIPPETT
BENEDUM SPRABERRY UN         G   UPTON    TX    0.00084000    0.00073000                               BENEDUM
MILLS #1                     L VAL VERDE  TX    0.10428900    0.07339270                               WILL-0
CHANDLER                     G VAN ZANDT  TX    0.00331120    0.00331120                               MARTINS MILL
S.R. RAY OIL UNIT l & 2      G VAN ZANDT  TX                  0.00142570                               VAN
CHEVRON FEE l                G   WARD     TX    0.25000000    0.19811000                               BEALL
MCDANIEL, LOIS #1            L   WARD     TX    0.15623380    0.12978072                               E QUITO
SEALY GEO 66 2 & 3           G   WARD     TX    0.25000000    0.19520841                               MAGNOLIA SEALY, NW
UNIVERSITY 10-18 "A"-1       L   WARD     TX    0.11764710    0.09186282   0.08330000     0.06940000   WARWINK SOUTH
UNIVERSITY 10-18 "A"-2       L   WARD     TX    0.10000000    0.09298287   0.08330000     0.68940000   WARWINK SOUTH
UNIVERSITY 10.18 "A"-3       L   WARD     TX                               0.08330000     0.06506947   WARWINK SOUTH
UNIVERSITY 10-18 "A"-4       L   WARD     TX    0.08330000    0.06038403                               WARWINK SOUTH
UNIVERSITY 10-18 "A"-5       L   WARD     TX    0.10000000    0.07808330   0.08330000     0.06038403   WARWINK SOUTH
UNIVERSITY 10-18B-2          L   WARD     TX    0.08330000    0.06506947                               WARWINK SOUTH
UNIVERSITY 10-18B-3          L   WARD     TX    0.10520000    0.08334440   0.08330000     0.06940000   WARWINK SOUTH
UNIVERSITY l0-18B-4          L   WARD     TX    0.08330000    0.06506947                               WARWINK SOUTH
UNIVERSITY l0-18B-5          L   WARD     TX    0.10520000    0.08334440   0.08330000     0.06940000   WARWINK SOUTH
UNIVERSITY l0-18B-6          L   WARD     TX    0.10520000    0.08334440   0.08330000     0.06940000   WARWINK SOUTH
UNIVERSITY l0-18B-7          L   WARD     TX    0.10520000    0.08334440   0.08330000     0.06940000   WARWINK SOUTH


   WELL NAME             Co.      COUNTY       ST    WI (BPO)    NRI (BPO)    WI (APO 1)   NRI (APO 1)            FIELD NAME
====================================================================================================================================

UNIVERSITY 11-183         L       WARD         TX   0.10000000   0.06298287   0.08333000   0.06940000         WARWINK SOUTH
UNIVERSITY 11-184         L       WARD         TX   0.10000000   0.06298287   0.08333000   0.06940000         WARWINK SOUTH
UNIVERSITY 11-185         L       WARD         TX   0.10000000   0.06298287   0.08333000   0.06940000         WARWINK SOUTH
UNIVERSITY 11-18 A 3      L       WARD         TX   0.10000000   0.06298287                                   WARWINK SOUTH
UNIVERSITY ll-18A-1       L       WARD         TX   0.08330000   0.06506947                                   WARWINK SOUTH
UNIVERSITY ll-18A-2       L       WARD         TX   0.08330000   0.06506947                                   WARWINK SOUTH
UNIVERSITY 1l-18B-1       L       WARD         TX   0.08330000   0.06506947                                   WARWINK SOUTH
UNIVERSITY 11-18B-2       L       WARD         TX   0.08330000   0.06506947                                   WARWINK SOUTH
UNIVERSITY 11-18B-2A      L       WARD         TX   0.12120000   0.10090000   0.08330000   0.06506947         WARWINK SOUTH
UNIVERSITY 18-18          L       WARD         TX                                                             WARWINK SOUTH
UNIVERSITY 13-29 01 GU    L       WARD         TX   0.15846106   0.12672663                                   WARWINK SOUTH
UNIVERSITY 13-29 94       L       WARD         TX   0.12577820   0.06408073                                   WARWINK SOUTH
UNIVERSITY 18-29 08       L       WARD         TX   0.15846100   0.12672653                                   WARWINK SOUTH
UNIVERSITY 18-29 07       L       WARD         TX   0.17126040   0.10137038                                   WARWINK SOUTH
UNIVERSITY 18-29 08       L       WARD         TX   0.12577820   0.06408073                                   WARWINK SOUTH
UNIVERSITY 18-26 10       L       WARD         TX   0.12577820   0.06408073                                   WARWINK SOUTH
UNIVERSITY 18-30 03       L       WARD         TX   0.12577820   0.06408073                                   WARWINK SOUTH
UNIVERSITY 18-30 GU       L       WARD         TX   0.12577820   0.06408073                                   WARWINK SOUTH
UNIVERSITY 18-31 #1       L       WARD         TX   0.12577820   0.06403073                                   WARWINK SOUTH
UNIVERSITY 13-31 03       L       WARD         TX   0.12577820   0.06408073                                   WARWINK SOUTH
UNIVERSITY 18-31-04       L       WARD         TX   0.12577820   0.08408073                                   WARWINK SOUTH
UNIVERSITY 18-31 06       L       WARD         TX   0.12577820   0.06408073                                   WARWINK SOUTH
UNIVERSITY 18-31 07       L       WARD         TX   0.12577820   0.06408073                                   WARWINK SOUTH
UNIVERSITY 18-5 #3        L       WARD         TX   0.36141536   0.23775375                                   WARWINK SOUTH
UNIVERSITY 18-6 #1-U      L       WARD         TX   0.29000000   0.23776375                                   WARWINK SOUTH
UNIVERSITY 18-6 #2-L      L       WARD         TX   0.29000000   0.23776375                                   WARWINK SOUTH
UNIVERSITY 18-6 #2-U      L       WARD         TX   0.29000000   0.23776375                                   WARWINK SOUTH
UNIVERSITY 18-9 #1-A      L       WARD         TX   0.10000000   0.06298287                                   WARWINK SOUTH
UNIVERSITY 22-18A-1       L       WARD         TX   0.11764700   0.09186273   0.08330000   0.06940000         WARWINK SOUTH
UNIVERSITY 22-18A-2       L       WARD         TX   0.11764700   0.09186273                                   WARWINK SOUTH
UNIVERSITY 22-18B-I       L       WARD         TX   0.11764700   0.09186273   0.08330000   0.0694             WARWINK SOUTH
UNIVERSITY 23-18A l       L       WARD         TX   0.08330000   0.08606947                                   WARWINK SOUTH
UNIVERSITY 23-18A-2       L       WARD         TX   0.08333330   0.08606947                                   WARWINK SOUTH
UNIVERSITY 24-18-1A       L       WARD         TX   0.08330000   0.08606947                                   WARWINK SOUTH
UNIVERSITY 9-18A-1        L       WARD         TX   0.10000000   0.06298287   0.08333300   0.06940000         WARWINK SOUTH
UNIVERSITY 9-18B-I        L       WARD         TX   0.08330000   0.06506947                                   WARWINK SOUTH


                                                             Page - 24


   WELL NAME                 CO.     COUNTY     ST      WI (BPO)     NRI (BPO)       WI (APO 1)    NRI (APO 1)      FIELD NAME
====================================================================================================================================

UNIVERSITY 9-18B-2           L         WARD     TX                                   0.03333330    0.06506947  WARWINK SOUTH
WALKER,P. ET AL              L         WARD     TX     0.15624510    0.12810157                                QUITO EAST
DAVIS, E T l                 L        WHEELER   TX     0.02437500    0.01800878                                STILES RANCH
DAVIS, G C 161               L        WHEELER   TX     0.02912200    0.02217888                                STILES RANCH
PORTER 1-35                  G        WHEELER   TX     0.33333000    0.27329139                                TWITTY
TREADWELL 1&2                L        WHEELER   TX     0.00869400    0.00710178                                BUFFALO WALLOW
ADAMS-MATTHEWS OIL UNIT      G         WOOD     TX     0.12500000    0.09662844                                CROW
ALLEN J H l                  G         WOOD     TX     0.79166660    0.61414377                                CROW
FLETCHER, MAX J. #1          G         WOOD     TX     0.00000000    0.00847030                                BIRCH
FLETCHER, MAX J. #2          G         WOOD     TX     0.00000000    0.00847030                                BIRCH
FLETCHER, MAX J. #3          G         WOOD     TX     0.00000000    0.00847030                                BIRCH
GRICE W.W. UNIT 2            G         WOOD     TX     0.00331120    0.00318639                                QUITMAN
GRICE. W.W. UNIT 1B          G         WOOD     TX     0.00331120    0.00318639                                QUITMAN
HOLMES BARNEY l              G         WOOD     TX     0.72837000    0.60038000                                CROW
PRUITT VIVIAN l              G         WOOD     TX     0.83333320    0.58957357                                CROW
WOODBINE -A- FORMATION UNIT  G         WOOD     TX     0.00331120    0.00331120                                BRAHANEY
RAMIREZ, J IU & 2U           L        ZAPATA    TX     0.01562500    0.01120924
AG FARM MINNELUSA            G        CAMPBELL  WY     0.00161000    0.00124174                                AG FARM
AMETHYST STATE #1            L        CAMPBELL  WY     0.00009660                    0.00001060                ALPHA
AMKIRK UNIT                  G        CAMPBELL  WY     0.05407000    0.04330000                                AM-KIRK
EISELE 2                     G        CAMPBELL  WY     0.12501550    0.10308274      0.12501150    0.10313780  KITTY
FISH (MINNELUSA A) UNIT      L        CAMPBELL  WY     0.02432860    0.02007112                                FISH
FISH FED UNIT #1-13          L        CAMPBELL  WY     0.00500000                                              FISH
FISH FED UNIT #3-13          L        CAMPBELL  WY     0.00075000    0.00057090                                FISH
FISH MINNELUSA A             G        CAMPBELL  WY     0.00060000    0.00049000                                FISH
HOUSE CREEK UNIT             G        CAMPBELL  WY     0.00099625    0.00085000                                HOUSE CREEK
SIMPSON 11-15                G        CAMPBELL  WY     0.18470000    0.12312717                                SIMPSON RANCH
SOUTH TIMBER CREEK #21-31    L        CAMPBELL  WY                   0.00000539                                TIMBER CREEK SOUTH
WHISLER 42-35                G        CAMPBELL  WY     0.28688000    0.21504150                                WHISLER
LILY UNIT                    G         CROOK    WY     0.04931000    0.03920484                                LILY
SPIRIT FEDERAL 1-35          G         CROOK    WY                                                             SPIRIT
SPIRIT FEDERAL MINNELUSA A   G         CROOK    WY     0.00206000    0.00154226                                EDSEL


WELL NAME  CO. COUNTY  ST WI (BPO)  NRI (BPO) WI (APO 1) NRI (APO 1) FIELD NAME
================================================================================
* NET REVENUE INTERESTS SHOWN ARE NET OF THE OVERRIDING ROYALTY INTEREST PAYABLE TO LaSALLE STREET NATURAL RESOURCES CORPORATION PURSUANT TO THE ASSIGNMENT AND CONVEYANCE OF OVERRIDING ROYALTY INTEREST DATED MARCH 31, 1996.

+ ALL OIL AND GAS INTERESTS SET FORTH ON THIS EXHIBIT ARE SUBJECT TO THE MORTGAGE AND SECURITY INTEREST GRANTED B AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED MARCH 31, 1995.

ALL OIL AND GAS INTERESTS SET FORTH ON THIS EXHIBIT ARE SUBJECT TO THE PURCHASE AND SALE AGREEMENT DATED MARCH 30, 1996 BETWEEN ENRON RESERVE ACQUISITION CORP. (SELLER), ENRON CAPITAL & TRADE RESOURCES CORP. (ADDITIONAL PARTY), LATEX/GOC ACQUISITION INC. (BUYER) AND LATEX RESOURCES, INC. (ADDITIONAL PARTY).


REFERENCE:

                                   Exhibit C



                            AGREEMENT OF AFFILIATE


                                                            [DATE]



                                              ---------------------
                                              Name of Affiliate

Alliance Resources Plc

-------------------------
-------------------------


Gentlemen:

      In connection with the pending merger (the "Merger") of LaTex Resources, Inc., a Delaware corporation (the "Company"), with and into Alliance Resources (Delaware), Inc., a Delaware corporation ("Acquisition"), a wholly-owned subsidiary of Alliance Resources Plc, a public limited company incorporated in England and Wales ("Acquiror"), pursuant to an Agreement and Plan of Merger (the "Agreement"), I have been advised that I may be deemed to be an "affiliate" of the Company within the meaning of Rule 145 under the Securities Act of 1933 (the "1933 Act") for the purposes of any resales of shares of the common stock of Acquiror to be issued to me (the "Stock"). Based on such advice and in order to induce Acquiror and the Company to cause the Merger to be consummated, I hereby represent and warrant to, and agree with, Acquiror, Acquisition, and the Company as follows:

         A. I will not sell or otherwise transfer any of the Stock in violation of the 1933 Act or the rules or regulations thereunder. I will not, in any event, enter into any contract or otherwise agree to, sell or otherwise transfer any of the Stock until such time as financial results covering at least thirty (30) days of post-Merger combination operations of Acquiror and the Company have been published.

         B. I hereby consent to the placing of a legend on the certificate or certificates evidencing the Stock referring to the issuance thereof in a transaction to which Rule 145 under the 1933 Act is applicable and to the giving of stop transfer instructions to the transfer agent for the Stock with respect to such certificate or certificates. The legend will state in substance:

         "The shares represented by this certificate were issued in a transaction to which Rule 145 under the Securities Act of 1933 applies and may be sold or otherwise transferred only in compliance with the terms of an agreement of affiliate dated ____________, 199__ between the registered holder hereof and the issuer hereof, a copy of which is available at the principal office of the issuer."

     C. In the event of any sale or transfer of any of the Stock in a transaction not involving a sale pursuant to Rule 145 or in a registered public offering, I will obtain from each transferee of the Stock in such transaction a letter agreement substantially similar hereto, or a letter containing such other information reasonable required by Acquiror to evidence an exception from the applicable registration requirements of federal or State securities laws, which is binding and enforceable by Acquiror and the transferee.

                                             Very truly yours,




                                             ---------------------------------
                                             [NAME OF AFFILIATE]

[ARTWORK APPEARS HERE]


                            Alliance Resources Plc
                         1  HOUSTON CENTER, SUITE l8l4
                             1221 McKINNEY STREET
                              HOUSTON. TX 77010
                                (7l3) 650-0069
                              FAX: (713) 650-35l3

                                                                   JAK KEEMAN
                                                               MANAGING DIRECTOR


                            September l6, l996


LaTex Resources, Inc.
4200 East Skelly Drive, Suite 1000
Tulsa, OK 74135

Attention:  Mr. Jeffrey T. Wilson, President

     Re Amendment to Agreement and Plan of Merger by and among Alliance Resources Plc, Alliance Resources (Delaware), Inc. and LaTex Resources, Inc. dated August l2, l996 ("Merger Agreement")

Dear Mr. Wilson:

     This letter, when accepted by LaTex Resources, Inc. ("LaTex"), will evidence the agreement among Alliance Resources Plc ("Alliance"), Alliance Resources Delaware), Inc. ("Newco") and LaTex to amend the captioned Merger Agreement.

     Alliance, Newco and LaTex hereby agree that Sections 2.1l, 9(1) and ll.l(k) of the Merger Agreement are amended by deleting all references to the date "September 15, l996" in such sections and substituting therefor the date "September 27, 1996".

     As hereby amended, the Merger Agreement is hereby ratified and affirmed and shall continue in full force and effect in accordance with all of its terms and provisions.

     If the foregoing is acceptable, please indicate your approval by executing both counterpart originals hereof, and return one counterpart to Alliance.

                               Very truly yours,

                               ALLIANCE RESOURCES PLC



                               By: /s/ John A. Keenan
                                   ---------------------------------------
                                     John A. Keenan, Managing Director

LaTex Resources, Inc.
September 16, 1996
Page 2
                               ALLIANCE RESOURCES (DELAWARE) INC.


                               By: /s/ John A. Keenan
                                  ------------------------------
                                    John A. Keenan, President



ACCEPTED AND AGREED TO as
of the date of this letter.

LATEX RESOURCES, INC.


By: /s/ Jeffery T. Wilson
   ---------------------------
     Jeffery T. Wilson, President

[ARTWORK APPEARS HERE]

                            Alliance Resources Plc
                          HOUSTON CENTER, SUITE 18l4
                             1221 McKINNEY STREET
                               HOUSTON, TX 77010
                                (713) 650-0069
                             FAX: (713) 650-35l3                Jak Keenan
                                                             Managing Director

                               September 27,1996


VIA FAX (918) 747-7010
----------------------
LaTex Resources, Inc.
4200 East Skelly Drive
Suite 1000
Tulsa, OK 74135

Attention:  Jeffrey T. Wilson, President

Dear Jeff:

      Pursuant to our recent discussions, we propose that the merger of Alliance Resources Plc ("Alliance") and LaTex Resources, Inc. ("LaTex") take place under the structure provided in the Agreement and Plan of Merger (the "Merger Agreement") by and among Alliance Resources Plc, Alliance Resources (Delaware), Inc. and LaTex Resources, Inc. dated August 12, 1996, except that the Merger Agreement will be amended to eliminate the condition contained in Section 9(k) of the Merger Agreement relating to the delivery of an opinion from counsel regarding the federal income tax aspects of the Merger.

      Therefore, this letter, when signed by all of the parties to the Merger Agreement, will constitute an amendment to the Merger Agreement deleting Section 9(k) thereof. If you agree to this amendment, please indicate your agreement by executing this letter in the space provided below.

                                   Sincerely,

                                   ALLIANCE RESOURCES PLC



                                   By:/s/ John A. Keenan
                                      ----------------------------
                                       John A. Keenan, President

LaTex Resources, Inc
September 27, 1996
Page 2


                               ALLIANCE RESOURCES (DELAWARE). INC.



                               By: /s/ John A. Keenan
                                  ------------------------------
                                     John A. Keenan, President




Accepted and Agreed to:

LATEX RESOURCES, INC.



By: /s/ Jeffrey T. Wilson
   ----------------------------
   Jeffrey T. Wilson, President